UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION
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FirstEnergy®

2025 Proxy Statement

and Notice of Annual Meeting of Shareholders

Annual Meeting | May 21, 2025

Letter to Our Shareholders

April 3, 2025

Letter to Our Shareholders	Brian X. Tierney Board Chair, President and Chief Executive Officer

Dear FirstEnergy Shareholders:

Thank you for your investment in FirstEnergy.

In December, I was humbled when your Board elected me as its new Chair, succeeding John Somerhalder, who served as Chair since 2022 and remains a director of the Board. On behalf of the entire Board, I thank John for his contributions to the company during a period of significant transition. I also thank Lisa Winston Hicks, who provides strong independent Board leadership in her ongoing role as the Board’s Lead Independent Director.

Together with Lisa and the entire Board, we are committed to advancing FirstEnergy’s strategy and driving progress while demonstrating strong governance, responsible business practices and stewardship.

As your company progresses on its extraordinary transformation, the Board and company leadership very much appreciate the ongoing, constructive engagement with our stakeholders, which positions us to better understand and respond to their interests and informs the company’s decisions.

We commit to continued engagement with you and to keeping you updated on your company’s progress.

2024 Milestones

Our Board and leadership team are driven by a singular focus: transforming FirstEnergy into a premier electric company that delivers value to our investors and superior service to the 6 million customers who depend on us.

In the past year, we achieved several important milestones as we advanced this goal. We redesigned our operating model, moving accountability and decision-making closer to our customers, employees and regulators in each of our five states and in our stand alone transmission business. We also assembled a strong and experienced leadership team charged with building a high-performance culture.

When we completed the final phase of our $7 billion equity raise last year, we improved our balance sheet and powered a comprehensive capital plan to capture the immense investment opportunities to address our customers’ needs and growth. In addition, we significantly derisked the company by completing constructive rate reviews and formula rate filings for 83% of our rate base since the fourth quarter of 2023 and resolving several legacy issues.

Together, these accomplishments strengthened FirstEnergy’s foundation and fueled our growth. This work has been integral to successfully activating our Virtuous Cycle business model: invest in our electric infrastructure and our people; operate safely and efficiently with a focus on continuous improvement; recover our prudently incurred investments; and efficiently finance our regulated operations.

As we grow, we are committed to returning value to our shareholders. Dividends declared in 2024 totaled $1.70 per share, an increase of just over 6% versus 2023.

2025 PROXY STATEMENT

Letter to Our Shareholders

Making a Positive Impact

FirstEnergy is privileged to provide a service that powers the modern way of life. We are committed to enhancing the customer experience and driving our growth through our Energize365 capital investment program. In 2024 we invested $4.5 billion in our system, an increase of more than 20% compared to 2023. Earlier this year, we expanded this plan through 2029 with investments of $28 billion focused on enhancing system reliability and resiliency, preparing for demand growth and electrification, and integrating all types of energy sources while maintaining our strong affordability position. We expect Energize365 investments to result in compounded annual rate base growth of 9% through the end of the 2025-2029 period. These investments are tailored for each of our five businesses and aligned with the regulatory outcomes and commitments we have made to our customers in each jurisdiction.

Effective and timely recovery of our investments is instrumental to executing our strategy. The rate cases approved in Maryland, West Virginia, New Jersey and Pennsylvania since late 2023 set the table for improving reliability and financial performance with an annual revenue increase of nearly $450 million. They also demonstrate our ability to reach constructive regulatory outcomes that support our customers and our attractive risk profile.

Helping our communities thrive is fundamental to our mission, and we’re proud to support economic growth in our region. Our well-positioned footprint continues to be attractive to data center developers. Projects under contract are expected to expand data center load in our footprint by more than 500%, to 2.6 gigawatts, by 2029, while our pipeline of projects in earlier stages of development support additional growth above those levels through this period.

While our existing transmission capacity and planned transmission investments support data center expansion, we are advocating on behalf of our customers to ensure there is continued access to reliable and affordable electric service in light of the rapid changes in the U.S. electric system. We’re committed to working collaboratively across the industry to address this challenge on our customers’ behalf.

Building a High-Performance Organization

A primary focus of our new leadership team is driving performance excellence and building a strong culture of continuous improvement across the organization. This includes demonstrating strong financial discipline and ensuring our processes, performance and accountability are consistent with being a premier electric company.

FIRSTENERGY CORP.

Letter to Our Shareholders

To achieve our goals, we must work safely and efficiently, harness the power of technology and empower our people to do their best work. Our future will be driven by our engaged workforce and powered by an uncompromising commitment to our Core Values. We are committed to maintaining the highest standards of ethics, integrity and compliance to deliver an exceptional customer experience and superior operational performance.

Our leadership team is laser-focused on delivering on our commitments. We are excited about the future and look forward to building on our momentum and delivering value to our investors.

2025 Annual Meeting of Shareholders

I hope you will join us for our 2025 Annual Meeting of Shareholders, which will be held as an online-only event on May 21, 2025, at 8 a.m. EDT. A schedule of business to be conducted during the meeting and instructions on how you can vote your shares online, by phone or by mail, are available in the accompanying Notice of the 2025 Annual Meeting of Shareholders. In addition, I invite you to review this Proxy Statement for more information about your Director nominees, the Board’s governance and oversight practices, and executive compensation programs.

To attend the virtual Annual Meeting, please follow the registration instructions listed on your proxy card. Additional information is available in the Questions and Answers section of this Proxy Statement under the heading “Attending the Virtual Annual Meeting.”

Thank you for your support.

Brian X. Tierney

2025 PROXY STATEMENT

Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the FirstEnergy Corp.’s (the “Company”) Annual Report to Shareholders for the year ended December 31, 2024 (the “2024 Annual Report”), and the accompanying Proxy Statement and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Wednesday, May 21, 2025 8:00 a.m. EDT RECORD DATE March 25, 2025

LOCATION

The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe25_vm. Online access will begin at 7:30 a.m. EDT on May 21, 2025. There will be no physical location for in-person attendance at the Annual Meeting.

Shareholders must register in advance to attend, ask a question or vote at the virtual Annual Meeting. Registration instructions are available in the Questions and Answers section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Only shareholders of record as of the close of business on March 25, 2025, or their proxy holders, may vote at the Annual Meeting.

AGENDA

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and accompanying Proxy Statement are first being mailed or made available to shareholders on or about April 3, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 21, 2025. Our Proxy Statement is attached. Financial and other information concerning FirstEnergy Corp. is contained in our 2024 Annual Report. The Proxy Statement and the 2024 Annual Report are available, free of charge, at www.FirstEnergyCorp.com/AnnualMeeting.

2025 PROXY STATEMENT

FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 and settlements with the U.S. Attorney’s Office for the Southern District of Ohio and the Securities and Exchange Commission (“SEC”); the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings, particularly regarding HB 6 related matters; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters, which may result in increased storm restoration expenses and negatively affect future operating results; the potential liabilities and increased costs arising from regulatory actions or outcomes in response to severe weather conditions and other natural disasters; legislative and regulatory developments, and executive orders, including, but not limited to, matters related to rates, energy regulatory policies, compliance and enforcement activity, cyber security, climate change. and diversity, equity and inclusion; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to climate-related and environmental, social and governance matters, opportunities improvements, and efficiencies, including our greenhouse gas (“GHG”) reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, strengthening our balance sheet and growing earnings; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets, including those sites impacted by the legacy coal combustion residual rules that were finalized during 2024; changes to environmental laws and regulations, including, but not limited to, rules finalized by the Environmental Protection Agency and the SEC, including those currently stayed, related to climate change; and potential changes to such laws and regulations as a result of the new U.S. presidential administration; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification and new data centers, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions, and the loss of our status as a well-known seasoned issuer; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, generation resource planning, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings and potential changes to such laws and regulations as a result of the new U.S. presidential administration; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on our common stock during any period may in the aggregate vary from prior periods due to circumstances considered by the FE Board at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s Form 10-K, Form 10-Q and in FirstEnergy’s other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise

WEBSITES

Website addresses referenced in this proxy statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement.

2025 PROXY STATEMENT	1

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Proxy Statement Summary

2025 Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”)

◾	Time and Date: 8:00 a.m. EDT on Wednesday, May 21, 2025

◾

Location: The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe25_vm. Online access will begin at 7:30 a.m. EDT on May 21, 2025.

◾	Record Date: March 25, 2025

◾

Voting: Shareholders of FirstEnergy Corp. common stock as of the Record Date are entitled to receive the Notice of Annual Meeting of Shareholders and they or their proxy holders may vote their shares at the Annual Meeting.

◾

Admission: If you plan to attend the Annual Meeting, you must register in advance. Registration instructions are available in the Questions and Answers section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Shareholders may only participate online and must pre-register to vote and ask questions at the virtual Annual Meeting.

VOTING MATTERS

Item 1	Elect the 10 nominees named in this Proxy Statement to the Board of Directors (“Board”). Refer to page 28 for more detail.		Item 3	Approve, on an advisory basis, named executive officer compensation. Refer to page 30 for more detail.
	✓	Your Board recommends you vote FOR the election of all the nominees listed in this Proxy Statement.		✓	Your Board recommends you vote FOR this item.

Item 2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025. Refer to page 29 for more detail.		Item 4	Shareholder proposal. Refer to page 31 for more detail.
	✓	Your Board recommends you vote FOR this item.		X	Your Board recommends you vote AGAINST this item.

2	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

HOW TO CAST YOUR VOTE

Your vote is important! Even if you plan to attend our Annual Meeting virtually, please cast your vote as soon as possible by:

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?
INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form(1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Do you hold shares through a bank, broker or other institution (beneficial ownership)?(2)

Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

Please follow the instructions provided on your proxy card/voting instruction form (the “proxy card”), Notice of Internet Availability of Proxy Materials, or electronic or other communications included with your proxy materials. Shareholders as of the Record Date may attend the virtual Annual Meeting and vote if registered in advance by following the Advance Registration Instructions below. Refer to the “Questions and Answers about the Annual Meeting” section below for more details, including the Advance Registration Instructions and questions 2, 13 and 15.

If you have multiple accounts, you may receive more than one proxy card or voting instruction form and related materials. Please vote each proxy card and voting instruction form that you receive.

2025 PROXY STATEMENT	3

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Your Board Nominees

The following provides summary information about each nominee standing for election to your Board. Each member stands for election annually.

Your Board nominees are highly qualified individuals and represent a balanced mix of tenure, thought, perspective, background and experiences. Your Board is periodically refreshed with the addition of candidates whom we believe bring new ideas and fresh perspectives into the boardroom.

DIRECTOR NOMINEE COMPOSITION

40%
Female
4
6

Gender

50%
5
5

Differing gender, race and ethnicity

Heidi L. Boyd, 40 Independent Director Senior managing director of Blackstone Infrastructure Group	Jana T. Croom, 48 Independent Director Chief financial officer of Kimball Electronics, Inc.

Paul Kaleta, 69 Independent Director Retired executive vice president and general counsel at First Solar, Inc.	James F. O’Neil III, 66 Independent Director Former chief executive officer and vice chairman of Orbital Infrastructure Group, Inc. | Other public boards 1

Leslie M. Turner, 67 Independent Director Retired senior vice president, general counsel and corporate secretary of The Hershey Company | Other public boards 1

4	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Steven J. Demetriou, 66 Independent Director Executive chair of Amentum Holdings, Inc. | Other public boards 2	Lisa Winston Hicks, 58 Independent Director Lead Independent Director of FirstEnergy Corp. Retired board chair of MV Transportation, Inc.	OUR COLLECTIVE DIRECTOR NOMINEE SKILLS
John W. Somerhalder II, 69 Director Former Board Chair and Interim President and Chief Executive Officer of FirstEnergy Corp. | Other public boards 1	Brian X. Tierney, 57 Director Board Chair, President and Chief Executive Officer of FirstEnergy Corp.
Melvin D. Williams, 61 Independent Director Retired president of Nicor Gas and retired senior vice president of Southern Company Gas

2025 PROXY STATEMENT	5

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Key Board Corporate Governance Features

Your Board is committed to strong corporate governance, which we believe is important to the success of our business and in advancing shareholder interests. Highlights include:

Independent Oversight

◾  All directors are independent, other than our CEO and former Executive Vice Chair, who also served as interim CEO

◾  The Board’s three primary standing committees are comprised entirely of independent directors

◾  Independent directors regularly hold executive sessions without management at Board and committee meetings

Board & Committee Oversight

◾  Your Board and Committees regularly review material risks facing your Company and, through the Audit Committee, oversee your Company’s enterprise risk management program and practices

◾  The Audit Committee also provides oversight of risks related to financial statements and financial controls, cybersecurity regulatory compliance, the Office of Ethics and Compliance and the Internal Audit function

◾  Through the Governance, Corporate Responsibility and Political Oversight Committee, your Board oversees corporate citizenship practices, including the Political and Lobbying Action Plan, Board governance and sustainability initiatives

◾  The Compensation Committee oversees the Company’s compensation philosophy, practices and human capital initiatives and focuses on alignment between pay and performance

◾  The Operations and Safety Oversight Committee oversees operational strategy including reliability, safety, cybersecurity risks and audits, as well as operational cybersecurity risk and environmental practices and policies

Shareholder Rights & Accountability

◾  Annual election of all directors

◾  Clear, effective process for shareholders to raise concerns to your Board

◾  Majority voting standard for uncontested director elections, with an accompanying Director Resignation Policy

◾  General majority voting threshold

◾  Direct investor relations and governance engagement and outreach to shareholders

◾  Advisory vote to approve named executive officer compensation held on an annual basis, consistent with the shareholder advisory vote on frequency

◾  Shareholders may nominate directors through proxy access

◾  Shareholders of 20% or more shares outstanding and entitled to vote may call a special meeting

◾  No poison pill

Board Practices

◾  The Board balances directors’ skills, experiences, and perspectives with a mix of other characteristics it deems important in building a strong, effective Board

◾  The Board is comprised of 40% female directors and 50% directors of differing gender, race and ethnicity

◾  Actively seek to include in the director nominee pool candidates of varied backgrounds, skills and experience

◾  A robust annual evaluation process, including full Board evaluation, Board committee evaluations and individual director evaluations

◾  Policy requiring directors who reach the age of 72 to tender their resignations to your Board to be effective upon acceptance by the Board

◾  Governance, Corporate Responsibility and Political Oversight Committee and full Board engage in rigorous director succession planning

◾  Extensive director orientation and continuing education

◾  Robust stock ownership guidelines

◾  Anti-Hedging and Anti-Pledging Policies

Our corporate governance practices are described in greater detail in the “Corporate Governance and Board of Directors Information” section beginning on page 8.

6	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Executive Compensation Highlights

Under our compensation design, the percentage of pay that is based on performance increases as the responsibilities of a Named Executive Officer (“NEO”) increase. The charts below illustrate the mix of annualized base salary, 2024 target short-term incentive program (“STIP”) and target long-term incentive program (“LTIP”) awards for our NEOs. For 2024, approximately 89% of the President and CEO’s total target annual pay and 77% of our other NEOs’ average annual target pay was variable and could be reduced to zero if performance metrics are not met at a minimum threshold level. The values shown are effective as of December 31, 2024, for the NEOs who were serving as executive officers as of December 31, 2024.

We believe that our executive compensation philosophy and practices align with the long-term interests of our shareholders and with commonly viewed best practices in the market.

Our executive compensation practices are described in greater detail in the “Executive Compensation” section of this proxy statement, beginning on page 34.

WHAT WE DO

  Pay-for-performance

◾  LTIP is performance-based and at risk, with no solely time-based vesting requirements historically

◾  STIP is at risk

  Threshold and caps on incentive awards:

◾  Individual STIP award payout opportunities are capped at 200% (consistent with peer companies)

◾  Individual LTIP award payout opportunities are capped at 200% (consistent with peer companies) and capped at 100% if absolute Total Shareholder Return (“TSR”) over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Two distinct clawback policies with provisions for:

◾  Financial and reputational harm, and other detrimental activity, and the ability to clawback both time-based and performance-based awards

◾  Mandatory recoupment for financial restatement applying to current and former Section 16 Officers

  Mitigate undue risk through compensation design, corporate policies and effective governance

  Annual Say-on-Pay vote

  Double-trigger and no gross-ups in change in control (“CIC”) provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up CIC provisions for our NEOs No excessive perquisites

   No repricing of underwater stock options without shareholder approval (stock options are not currently used in plan design)

   No payment of dividend equivalents on unearned awards

   No payment of cash severance benefits above 2.99x base salary and target STIP

2025 PROXY STATEMENT	7

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Corporate Governance and Board of Directors Information

Board Leadership Structure

Brian X. Tierney has served as the Company’s President and Chief Executive Officer since June 2023. On December 18, 2024, the Board unanimously elected him to the additional role of Chair of the Board, effective January 1, 2025. He succeeded John W. Somerhalder II, who remains a director of the Board. Lisa Winston Hicks continues to serve as the Board’s Lead Independent Director. Our Third Amended and Restated Code of Regulations, as amended (“Code of Regulations”) and Corporate Governance Policies do not require that the CEO and Board Chair positions be separate, and your Board has not adopted a specific policy or philosophy on whether such roles should remain separate.

In circumstances where the Board Chair is not independent, it is the Board’s policy, consistent with our Third Amended and Restated Code of Regulations, as amended (“Code of Regulations”) and Corporate Governance Policies, to designate a Lead Independent Director in order to provide the appropriate governance framework for the independent directors. When appointed, the Lead Independent Director’s responsibilities shall include, but not be limited to, the following:

◾	Serving as principal liaison between and among the Board Chair, President and CEO (whether combined or separate), the independent directors and management

◾	Presiding at executive sessions of the independent directors

◾	Convening meetings of the Board, in consultation with the Board Chair, and of the independent directors

◾	Authority to attend all committee meetings

◾	Providing input regarding the Board and committee meeting schedules

◾	Providing input to the Chair, committee Chairs and management regarding the scope, quality and timeliness of meeting agendas and materials

◾

In coordination with the Governance, Corporate Responsibility and Political Oversight Committee (the “Governance Committee”) Chair, participating in the process for annual review and evaluation of Board and director performance

◾	Participating in coordination with the Compensation Committee Chair, in the annual evaluation of the performance and compensation of the CEO and, if any, other executive members of the Board

◾	Participating in Board succession planning

◾	Consulting and directly communicating, as requested, with the Company’s major shareholders

◾	Assuming the duties of the Board Chair when the Board Chair is not available to perform his or her duties and otherwise assisting the Board Chair in his or her duties as requested

In addition, the Lead Independent Director is primarily responsible for supporting the independent directors’ access to management and, if applicable, leads the independent directors in retaining legal counsel, accountants, industry consultants, other experts to advise the independent directors concerning issues arising in the exercise of their functions.

Your Board schedules regular executive sessions both for your non-management directors and for your independent directors at each regularly scheduled Board meeting. Consistent with the Company’s Corporate Governance Policies, your Lead Independent Director presides over executive sessions of independent directors.

8	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Board Composition and Refreshment

Your Board is comprised of individuals that bring unique perspectives and who are highly qualified and independent (other than Mr. Tierney, who is not considered independent because of his employment with the Company, and Mr. Somerhalder, who is not considered independent because of his prior role as Executive Vice Chair from March 2021 to May 2022). Your Board’s succession planning takes into account the importance of Board refreshment and having an appropriate balance of experience and perspectives on your Board.

The Governance Committee reviews Board succession planning on an ongoing basis. In performing this function, the Governance Committee recruits and recommends nominees for election as directors to your Board. Accordingly, your Board has regularly added directors who bring varied experiences, new ideas and fresh perspectives into the boardroom. All 10 nominees have joined the Board since the beginning of 2017, with an average tenure of 4.5 years.

The Governance Committee has authority to retain and engage a third-party search firm to identify a candidate or candidates for the Board.

Board Oversight

Board Response to Government Investigations and Legal Proceedings

In response to legal proceedings and government investigations relating to Ohio House Bill 6, your Board previously formed various special Board oversight committees, including a Special Litigation Committee that was created effective July 1, 2021, to take action with respect to pending derivative litigation and demands. The Special Litigation Committee was dissolved effective August 6, 2024.

During 2024, the Company resolved the proceedings relating to Ohio House Bill 6 with the Ohio Attorney General and the SEC, removing investor uncertainty around these legacy matters.

As previously disclosed on March 11, 2022, the plaintiffs and defendants in the shareholder derivative lawsuits relating to Ohio House Bill 6, and the Special Litigation Committee acting on behalf of the Company, entered into a settlement agreement to resolve all of the shareholder derivative lawsuits. The settlement included a series of corporate governance enhancements and a payment to FirstEnergy of $180 million, less approximately $36 million in court-ordered attorney’s fees awarded to plaintiffs, and a $7 million net return on deposited funds, which was received in the second quarter of 2024. The judgment and settlement are final and, therefore, the derivative lawsuits are now fully resolved.

Your Board remains fully committed to providing thorough and complete oversight of material litigation matters. Your Board will not tolerate any actions or behaviors demonstrating anything less than a commitment to high standards of ethics and compliance for your Company and is committed to continuing improvement of the compliance policies and culture at FirstEnergy.

Risk Management

The Company recognizes both the need to take certain risks in the ordinary course of business as well as the opportunities that may present themselves related to such risks, which together can help to ensure the overall success of the Company. Led by the Chief Risk Officer (“CRO”), the Company has implemented an Enterprise Risk Management process to identify, prioritize, report, monitor, manage and mitigate its significant risks, including strategic, financial, operational, compliance, litigation and reputational risks. An Enterprise Risk Management Committee, chaired by the CRO and consisting of senior executive officers, provides oversight and monitoring to ensure that appropriate risk policies are implemented and effective. The Enterprise Risk Management Committee also vets risk prioritization and mitigation strategies to help ensure that risks are managed in accordance with the Company’s expectations. In addition, other management committees address topical risk issues to support the Board’s oversight of risk management as discussed below. Timely reports on significant risk issues are provided as appropriate to employees,

2025 PROXY STATEMENT	9

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

management, senior executive officers, respective Board committees, and the full Board. The leadership of our risk group provides oversight of day-to-day risk management efforts and prepares enterprise-wide risk management reports for presentation to the Audit Committee and your Board.

Your Board administers its risk oversight function through the full Board and its committees, and views risk management as an integral part of the Company’s strategic planning process. Specifically, your Board considers risks applicable to the Company in connection with its consideration of significant business and financial developments of the Company. Also, the Audit Committee charter requires the Audit Committee to oversee the process for identifying, assessing, managing and monitoring enterprise risks, including major financial risks, as well as strategic and operational risks and oversee risks related to the financial statements, payment processes, and financial reporting process and controls, and the regulatory considerations related to cybersecurity. The Audit Committee also reviews and discusses with management the steps taken to monitor, control, and mitigate such exposures.

In addition to the Audit Committee, our other Board committees also play key roles in risk oversight within each of their areas of responsibility. Specifically, the Compensation Committee reviews, discusses and assesses risks related to executive compensation programs, including incentive compensation and equity-based plans, as well as human capital and the relationship between our risk management policies and practices and compensation. See also, “Risk Assessment of Compensation Programs” found in the Compensation Discussion & Analysis (“CD&A”) section in this Proxy Statement. The Governance Committee considers risks related to corporate governance, including Board and committee membership, Board effectiveness, related person transactions, the Company’s corporate citizenship practices, the Political and Lobbying Action Plan and corporate responsibility strategies and initiatives, including climate matters. The Finance Committee evaluates risks relating to financial resources and strategies, including capital structure policies, financial forecasts, budgets and financial transactions, commitments, expenditures, long- and short-term debt levels, dividend policy, acquisition and divestitures, issuance of securities, exposure to fluctuation in interest rates, share repurchase programs and other financial matters deemed appropriate by your Board. The Operations and Safety Oversight Committee considers risks associated with safety, reliability, cybersecurity, customer service, environmental strategy, protection and sustainability, and the Company’s electric distribution, transmission and generation facilities.

10	FIRSTENERGY CORP.

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Through this oversight process, your Board engages on significant risk issues on a timely basis, including the risks inherent in the Company’s strategy. The table below illustrates the Board and Board committees’ primary oversight with respect to key risks, although the complexity of such risks often intersect with each other and/or are also overseen by the full Board. In addition, while the Company’s risk group administratively reports to your Senior Vice President, Chief Financial Officer & Strategy, the CRO also has full access to the Audit Committee and is scheduled to attend and report at other Board committee meetings as part of their respective risk oversight responsibilities.

Board Committee Reporting for Top Risks
	Audit	Compensation	Governance	Finance	Operations & Safety	Full Board*
Enterprise Risks
Artificial Intelligence						●
Climate						●
Compliance	●
Culture						●
Customer Affordability					●
Cybersecurity	●				●
Distribution Reliability					●
Environmental					●
Execution of our Strategy						●
Governance			●
Liquidity & Funding				●
Pension				●
Rate Recovery				●
Reputation with Stakeholders			●
Safety					●
Strategic Choices						●
Supply Chain					●
Talent Management		●
Tech Innovation & Enablement					●
Third Party Management & Reliance	●

● Enterprise Risk(s) assessed, discussed, and monitored by each respective Committee. * Full board reporting at least annually on enterprise-wide risk profile.

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Evaluating Board Effectiveness

Your Board is committed to a rigorous evaluation process as further described below. Annually, Board, committee and individual director evaluations are performed and coordinated by the Governance Committee. In 2024, through oversight by the Governance Committee and engagement with the Lead Independent Director, your Board conducted its annual evaluation of the full Board, the committees and independent directors.

2024 Board Evaluations: A Multi-Step Process

1	Annual Process is Initiated Your Board’s Governance Committee, in collaboration with the Lead Independent Director, initiated the annual Board, committee and individual director evaluation process.

2

Board & Committee Assessment, Individual Director Evaluations

Each independent director’s opinion was solicited regarding your Board’s and each committees’ effectiveness relating to matters such as Board oversight of key topics, ethics and accountability, Board composition and culture, succession planning, and shareholder and stakeholder involvement. In addition, input was obtained from each director as to the performance of the other Board members.

3

Director Self-Assessments

Prior to accepting a renomination, each director conducted a self-assessment as to whether he or she satisfies the criteria set forth in the Company’s Corporate Governance Policies and the Governance Committee Charter.

4

Presentation of Findings

The annual Board, committee and individual director assessments were discussed with your Board, committee and directors. These discussions focused on certain key themes and priority areas for the Board.

5	Feedback Incorporated Your Board, committees and directors are committed to continuous improvement and insights from this evaluation have been incorporated in their ongoing work for the Company.

Shareholder Outreach and Engagement Program

Commitment to Shareholder Outreach and Engagement

FirstEnergy has a long history of meaningful, robust engagement with our shareholders. Our Board, its committees and our management team believe consistent, transparent dialogue with investors is essential to understand shareholder feedback, perspectives and priorities on a broad range of issues.

In connection with our shareholder outreach focused on corporate responsibility and executive compensation matters, we recently reached out to our top shareholders representing over 60% of shares outstanding. In addition, our management team participates in numerous investor conferences, and in both one-on-one and group meetings.

12	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

In 2024 and early 2025, members of management, representing various internal functions including Corporate Responsibility, Corporate Secretary, Finance, Investor Relations, Legal and Human Resources, met with institutional shareholders. These conversations covered a variety of topics, including:

◾	Our strategic vision

◾	Board oversight of corporate governance

◾	Climate matters, clean energy transition and sustainable investments

◾	Federal and state regulatory matters spanning our five-state service territory

◾	Financial and operational performance

◾	Executive compensation

◾	Company culture

◾	Our political, lobbying and public policy practices

As part of our commitment to shareholder engagement and understanding our investors’ perspectives, we welcome the opportunity for future dialogue on matters of mutual interest and to obtain insights and feedback.

Other Governance Practices and Policies

Code of Conduct

FirstEnergy’s Code of Conduct, The Power of Integrity, lays the foundation for what we expect from all FirstEnergy employees, officers and directors, including our CEO, CFO, Chief Accounting Officer and other executives. It reflects our collective commitment to keep integrity at the forefront of everything we do — a pledge underscored by the inclusion of integrity in our mission and core values. By adhering to the expectations of compliance and ethics in this Code, always acting with uncompromising integrity, and speaking up when something doesn’t seem right, we are paving the way for a strong future for FirstEnergy.

Any substantive amendments to, or waivers of, the provisions of this document will be disclosed and made available on our website, as permitted by the SEC and as disclosed in our most recent Annual Report. The Code is available, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320, and it is accessible on our website at www.firstenergycorp.com/responsibility.

Corporate Governance Policies and Standing Committee Charters

Your Board believes that the Company’s policies and practices should enhance your Board’s ability to represent your interests as shareholders. Your Board established Corporate Governance Policies which, together with Board committee charters, serve as a framework for meeting your Board’s duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters are reviewed at least annually and the most current versions are available on our website at www.firstenergycorp.com/charters.

Director Orientation and Continuing Education

Your Board recognizes the importance of its members keeping current on company, industry and governance issues and their responsibilities as directors. All new directors participate in orientation soon after being elected to your Board. Also, your Board makes available and encourages continuing education programs for Board members, which include internal strategy meetings and presentations and engagement with relevant third-party experts, third-party presentations and external programs.

Attendance at Board Meetings, Committee Meetings and the Annual Meeting of Shareholders

Our Corporate Governance Policies provide that directors are expected to attend all scheduled Board and applicable committee meetings and the Company’s annual meetings of shareholders. Your Board held 10 meetings in 2024. The overall attendance

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percentage for our directors was approximately 94% in 2024, and all directors attended more than 75% of the Board meetings and the meetings of the committees upon which he or she served in 2024. Also, all of our directors who were members of the Board at the time of the 2024 Annual Meeting attended the 2024 Annual Meeting.

Non-management directors met, as annually required, as a group in executive session without the CEO or any other non-independent director or member of management at each of the regularly scheduled 2024 Board meetings. Our Lead Independent Director presided over all executive sessions of independent directors.

Other Public Company Board Membership and Related Time Commitments

Our Corporate Governance Policies provide that directors will not, without your Board’s approval, serve on a total of more than four public company boards of directors (including FirstEnergy). Further, without your Board’s approval, no director who serves as an executive officer of any public company may serve on a total of more than two public company boards of directors, including FirstEnergy. When a director has a major change in their responsibilities, including principal employment or directorships, but excluding changes resulting from a normal retirement as well as commitments with non-profit organizations, the Governance Committee considers such change and makes any appropriate recommendation to your Board.

Communications with your Board of Directors

Your Board provides a process for shareholders and interested parties to send communications to your Board and non-management directors. As set forth in the Company’s Corporate Governance Policies, shareholders and interested parties may send written communications to your Board or a specified individual director, including our Chair of the Board, by mailing any such communications to the FirstEnergy Board of Directors at the Company’s principal executive office, c/o Corporate Secretary, FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320. Our Corporate Governance Policies can be viewed by visiting our website at www.firstenergycorp.com/charters.

The Corporate Secretary or a member of his or her staff reviews all such communications promptly and relay them directly to a member of your Board, provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by your Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who has already sent two such communications to your Board in the last year. Your Board may modify procedures for sorting shareholder communications or adopt any additional procedures, provided that they are approved by a majority of independent directors.

Your Audit Committee also receives, reviews and acts on complaints and concerns regarding accounting, internal accounting controls or auditing matters, including complaints regarding material ethical or criminal misconduct on the part of the Board of Directors, the Chief Executive Officer (“CEO”), any officer reporting directly to the CEO, the Controller & Chief Accounting Officer, and complaints regarding matters that could lead to significant reputational damage to the Company. Complaints or concerns specifically related to such matters may be made directly to your Audit Committee. Correspondence to the Audit Committee should be addressed to the attention of the Audit Committee Chair (c/o Corporate Secretary), FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320.

Board Qualifications

The Governance Committee recommends Board candidates by identifying qualified individuals in a manner that is consistent with criteria approved by your Board. In consultation with the Board Chair, President and CEO, the Governance Committee and Lead Independent Director searches for, recruits, screens, interviews and recommends prospective directors to provide your Board with an appropriate balance of knowledge, experience, backgrounds and capability on your Board. Suggestions for potential Board candidates come to the Governance Committee from a number of sources, including a third-party search firm, incumbent directors, officers and others. In connection with the Board’s active director succession planning, the Governance Committee regularly evaluates the addition of a director or directors with particular attributes while maintaining an appropriate mix of long-, medium-, and short-term tenured directors in its succession planning.

The Governance Committee considers suggestions for candidates for membership on your Board, including those recommended by shareholders. Provided shareholders suggesting director candidates have complied with the procedural requirements set forth in

14	FIRSTENERGY CORP.

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the Governance Committee Charter and Code of Regulations, the Governance Committee applies the same criteria and employs substantially similar procedures for evaluating candidates suggested by shareholders for your Board as it would for evaluating any other Board candidate. The Governance Committee will also give due consideration to all recommended candidates that are submitted in writing to the Governance Committee (c/o the Corporate Secretary), FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320, received at least 120 days before the publication of the Company’s annual Proxy Statement from a shareholder or group of shareholders owning one half of one percent (0.5%) or more of the Company’s voting stock for at least one year, and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the Proxy Statement and to serve on your Board. In addition, we have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. These proxy access provisions in our Code of Regulations provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include director candidates in our annual meeting proxy statement must own, in the aggregate, 3% or more of the Company’s issued and outstanding Common Stock continuously for at least three years. Also refer to the “Proposals and Business by Shareholders” section of the “Questions and Answers about the Annual Meeting” below for information regarding nominations under the Company’s Code of Regulations.

Director Nomination Related Agreements

On November 6, 2021, your Company entered into a Common Stock Purchase Agreement (the “Blackstone SPA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock. Pursuant to the Blackstone SPA, your Board, among other matters, agreed to appoint Mr. Sean T. Klimczak to stand for election as a director at the 2022 and 2023 Annual Meetings. On February 7, 2024, Mr. Klimczak tendered his resignation to the Board. Blackstone subsequently nominated Heidi L. Boyd to serve as its director appointee. Your Board accepted the nomination, and appointed Ms. Boyd as a director effective February 16, 2024. Shareholders elected Ms. Boyd as a director at the 2024 Annual Meeting, and your Board has renominated her to stand for reelection as a director at the 2025 Annual Meeting to continue to serve for a term expiring at the 2026 Annual Meeting.

Summaries of the terms of the Blackstone SPA are provided in the “Certain Relationships and Related Person Transactions” section below.

Attributes, Experience, Qualifications and Skills of your Board

In recruiting and selecting Board candidates, the Governance Committee takes into account the size of your Board and considers a skills matrix to determine whether those skills and/or other attributes qualify candidates for service on your Board. The attributes, experiences, qualifications and skills considered in accordance with Corporate Governance Policies and the Governance Committee Charter for each director nominee led your Board to conclude that the nominee is qualified to serve on your Board.

The high-level overview below depicts some of the attributes, experiences, qualifications and skills of our director nominees the Governance Committee takes into account. It is not intended to be an exhaustive list of each director nominee’s skills or contributions to your Board. Also, additional biographical information and qualifications for each nominee is provided in the “Biographical Information and Qualifications of Nominees for Election as Directors” section below and contains information regarding the person’s service as a director, principal occupation, business experience along with key attributes, experience and skills. Each of the nominees brings a strong and unique background and skill set to your Board, giving your Board, as a whole, competence and experience in a wide variety of areas necessary to oversee the operations, strategy and governance of the Company.

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Board Nominees Skills & Committee Memberships

Working Knowledge: Significant exposure or advanced training in such area as a board or committee member at FirstEnergy or another company.

Advanced or Managerial Knowledge: (i) Direct professional experience as a subject matter expert; or (ii) individual proficiency in such area and direct-line management over personnel performing related activities.

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The above takes into account a level of knowledge that could include direct experience, subject matter expertise, directly managing one or more members of management engaged in such activities or exposure as a board or board committee member, including on your Board and Board committees.

Board Membership

The Company and your Board are committed to a policy of inclusiveness and believe that well assembled boards represent a variety of complementary skills and experiences. The Governance Committee regularly assesses the size and composition of your Board in light of the current operating requirements of the Company and the current needs of your Board, and is also committed to actively seeking out highly qualified candidates of a variety of backgrounds, skills and professional experience and other attributes which, in the aggregate, support the optimal functioning of your Board – to include in the pool from which future Board nominees are chosen. The Company’s Corporate Governance Policies also provide further opportunity for board refreshment by requiring directors who reach the age of 72 to tender their resignations to the Board to be effective upon acceptance by your Board.

Director Independence

Your Board annually reviews the independence of each of its members to make the affirmative determination of independence that is required by our Corporate Governance Policies, SEC rules and the New York Stock Exchange (“NYSE”) listing standards, including certain independence requirements of Board members serving on the Audit Committee, the Compensation Committee and the Governance Committee. The definition used by your Board to determine independence is included in our Corporate Governance Policies and can be viewed by visiting our website at www.firstenergycorp.com/charters.

Each year, our directors complete a questionnaire to assist your Board in assessing whether each director meets the applicable independence standards and the related provisions in the Company’s Corporate Governance Policies. The Company facilitates this review by examining its records to determine if there were payments made to, or received from, entities in which each non-employee director or immediate family member has a relationship, based on responses to the questionnaires. Subject to the categorical standards approved by your Board and described below, a list of the relevant entities and the amounts the Company paid to or received from those entities is provided to your Board for the non-employee directors. Utilizing this information, the Governance Committee presents to your Board (i) an evaluation, with regard to each director, whether the director has any material relationship with the Company or any of its subsidiaries; (ii) a recommendation of whether the amount of any payments between the Company and relevant entities could interfere with a director’s ability to exercise independent judgment; and (iii) a review of any other relevant facts and circumstances regarding the nature of these relationships, to determine whether other factors, regardless of the categorical standards your Board has adopted or under the NYSE’s independence standards, might impede a director’s independence. Based on a review of information concerning each of its non-employee directors and the recommendation of the Governance Committee, your Board will affirmatively determine whether a director may be considered “independent.”

Your Board recognizes that in the ordinary course of business, relationships and transactions may occur between the Company and its subsidiaries and entities with which some of our directors are or have been affiliated. Our Corporate Governance Policies provide categorical standards to assist your Board in determining what does not constitute a material relationship for purposes of

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determining a director’s independence. Accordingly, the following commercial and charitable relationships will not be considered to be a material relationship that would impair a director’s independence: (i) if the director, an immediate family member or a person or organization with which the director has an affiliation purchases electricity or related products or services from the Company or its subsidiaries in the ordinary course of business and the rates or charges involved in the transaction are fixed in conformity with law or governmental authority or otherwise meet the requirements of Item 404(a) Instruction 7 of Regulation S-K, (ii) the aggregate charitable contributions made by the Company to an organization with which a director, an immediate family member or a person or organization with which the director has an affiliation were less than $100,000 in each of the last three fiscal years, or (iii) the aggregate of other payments made by the Company to another entity or organization with which a director, an immediate family member or a person or organization with which the director has an affiliation, or received by the Company from that other entity or organization, were less than the greater of $1 million or 2% of the affiliated company’s revenues in each of the last three fiscal years. Notwithstanding the foregoing, the Board will not treat a director’s relationship with the Company as categorically immaterial if the relationship otherwise conflicts with the independence requirements set forth in the NYSE listing standards or is required to be disclosed by the Company pursuant to Item 404 of Regulation S-K.

Based on the March 2025 independence review, your Board affirmatively determined that each of Heidi L. Boyd, Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, James F. O’Neil III, Leslie M. Turner and Melvin Williams are independent pursuant to our Corporate Governance Polices, the rules and regulations of the SEC and the listing standards of the NYSE. Mr. Tierney, as our CEO, is not independent. Furthermore, Mr. John W. Somerhalder II is not deemed independent pursuant to the Corporate Governance Policies due to his former employment with the Company as Executive Vice Chair from March 2021 to May 2022. Additionally, your Board previously determined that former director Sean Klimczak, who resigned in February 2024, was independent. In all cases, your Board determined that the nature of the business conducted and any interest in an entity in which the applicable director has a relationship were immaterial both to the Company and to the director. Outside of their service as a Company director, none of the Company’s independent directors currently provide professional or other services to the Company, its affiliates or any officer of the Company and none of the Company’s directors are related to any executive officer of the Company.

The Governance Committee also determined that none of the relationships described above constituted a related person transaction requiring disclosure under the heading “Certain Relationships and Related Person Transactions” in this Proxy Statement. Also, in each case where the director is a current executive officer of another company, any transactions constituted less than one percent of the Company’s and the other company’s consolidated gross revenues in each of the last three completed fiscal years.

18	FIRSTENERGY CORP.

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Biographical Information and Qualifications of Nominees for Election as Directors

The following provides information about each director nominee. The information presented below includes each nominee’s specific experiences, qualifications, attributes, and skills that contributed to the conclusion by the Governance Committee and your Board that he or she should serve as a director of your Company.

Heidi L. Boyd Director
AGE: 40 FirstEnergy DIRECTOR SINCE 2024	STANDING COMMITTEES: Audit; Compensation; Governance, Corporate Responsibility and Political Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Senior managing director at Blackstone Inc., a global investment firm. Ms. Boyd has been a private equity investor in infrastructure businesses for nearly 15 years. Before joining Blackstone, she was at Macquarie Infrastructure and Real Assets, where she was involved with numerous transactions in the utility, energy, waste and transportation sectors. Currently, she serves as Board member and Audit Committee Chair at Carrix Inc., a private global ports operator (since 2021). She also served as director at NIPSCO (a role that ended in February 2024), a regulated utility subsidiary of NiSource Inc., and as director at Atlantic Power Transmission (2022-2023), a Blackstone Infrastructure Partners company focused on offshore wind power transmission.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Boyd received her Bachelor of Arts in Science, Technology and Society from Stanford University, where she co-founded the Stanford Women in Business. She also received her Master of Business Administration from Harvard Business School. At Blackstone, she oversees significant portfolio company investments which are asset- and people-intensive, with a strong focus on safety programs and oversight. Her board-level experience at regulated utilities coupled with her finance acumen provides valuable service to the FirstEnergy Board.

Jana T. Croom Director
AGE: 48 FirstEnergy DIRECTOR SINCE 2022	STANDING COMMITTEES: Audit; Governance, Corporate Responsibility and Political Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chief financial officer for Kimball Electronics, Inc., a global electronics manufacturing company, since July 2021, after serving as vice president, finance (from January 2021 to July 2021). She previously served as vice president, financial planning and analysis (from August 2019 to January 2021), director of operations planning (from March 2017 to August 2019), and also held a number of roles of increasing responsibility including regulatory, operations and finance at NiSource Inc., a regulated public utility.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Croom received her Bachelor of Arts degree from The College of Wooster and a Masters of Business Administration from the Fisher College of Business at The Ohio State University. She is a tenured utility industry finance executive having worked in both the electric and natural gas business. She has acquired extensive and wide-ranging leadership, accounting, audit, financial planning and analysis, investor relations, tax, treasury and governance oversight skills through her former roles. Prior to her roles at Kimball Electronics and NiSource, she also was employed by American Electric Power Co Inc., an investor-owned electric utility, focusing on investor relations, corporate finance and treasury. Ms. Croom’s extensive and wide-ranging leadership, accounting, audit, governance oversight and related skills make her a valuable member of your Board.

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Steven J. Demetriou Director
AGE: 66 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Finance (Chair); Compensation

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Mr. Demetriou serves as executive chair of the board at Amentum Holdings, Inc. a provider of engineering and technology services, since September 2024. Former executive chair of the board of directors of Jacobs Solutions Inc. (“Jacobs”) (formerly Jacobs Engineering Group Inc.), a provider of technical professional services, including consulting, technical, scientific and project delivery for the government and private sector since January 2023. He previously served as chief executive officer of Jacobs (from 2015 to January 2023). He also serves as a director of Arcosa, Inc., a provider of infrastructure-related products and solutions since January 2023. He previously served as chair of the board of C5 Acquisition Corporation from January 2022 to November 2023. He previously served as chairman and chief executive officer (from 2004 to 2015) of Aleris Corporation, a manufacturer of aluminum rolled products and as a director of Kraton Corporation (from 2009 to 2017).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Demetriou received his Bachelor of Science degree in chemical engineering from Tufts University. He has extensive experience in leadership and senior management roles, including the role of chief executive officer. In addition, he brings experience in a variety of industries, including engineering, construction, chemicals and mining. He also has substantial experience with a company that provides cybersecurity, sustainability and environmental related solutions. His extensive executive and board experience has equipped him with leadership skills and the knowledge of board processes and functions. This experience qualifies him to serve as a member of your Board.

OTHER INFORMATION:

In assessing whether directors and director nominees, including Mr. Demetriou, have sufficient time to devote to board duties and responsibilities, the Governance Committee and your Board consider, among other things, the commitments of each director on the boards of other public companies.

In recommending to the full Board the re-election of Mr. Demetriou, the members of the Governance Committee considered the requirements of the Board’s Corporate Governance Policies, as well as the policies of several of the Company’s major shareholders regarding the number of boards on which an executive chair should serve. In addition to your Board, Mr. Demetriou also serves on the board of directors of Arcosa, Inc., and, since September 2024, serves as executive chair of Amentum. In September 2024, Mr. Demetriou stepped down as Jacobs’ executive chair and was appointed as Amentum executive chair following the merger of Amentum with Jacobs’ critical mission solutions business.

Following robust due diligence regarding Mr. Demetriou’s commitments, including feedback from shareholders, your Governance Committee and the Board believe that Mr. Demetriou has demonstrated, and will continue to demonstrate, the ability to dedicate sufficient time to carry out his Board duties effectively. They believe it is in the Company’s best interest that he continue to serve as a director for the following reasons:

◾	Mr. Demetriou’s commitments continue to reduce. He no longer serves as chief executive officer nor executive chair of Jacobs and has reduced other prior commitments;

◾	As executive chair at Amentum, his focus will be to bring his experience from Jacobs to the new organization;

◾	As a former chief executive officer, he brings to your Board extensive experience in leadership, management, and operational and strategic oversight;

◾	He is a highly engaged member of your Board, is always well prepared for Board and committee meetings and is widely respected by fellow Board members for making informed and meaningful contributions to the decision-making process and in fulfilling the Board’s oversight responsibilities, including as Chair of the Finance Committee and member of the Compensation Committee;

◾	He is an active participant in all Board matters and his attendance record demonstrates his commitment to your Board, attending 98% of regularly scheduled Board and respective committee meetings throughout his tenure on your Board, and 100% of meetings held in 2024;

◾	He has assured the Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties on your Board and its committees; and

◾	He also does not serve on the boards of any privately held companies.

The Board appreciates shareholders’ focus on director commitments. The Board will continue to regularly evaluate the roles and responsibilities of all directors and director nominees (including Mr. Demetriou) with respect to your Board to ensure that each director and director nominee continues to be able to dedicate the time necessary to carry out their respective Board duties.

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Lisa Winston Hicks Director
AGE: 58 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Compensation; Finance; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Lead Independent Director of the Board since May 2022. Retired board chair of MV Transportation, Inc., a privately owned passenger transportation services firm (from 2014 to 2022). She served as executive vice president, general counsel and corporate secretary for MV Transportation (from 2012 until 2018).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Hicks received a Bachelor of Arts in Political Science from Stanford University and a Juris Doctorate from Harvard Law School. As executive vice president and general counsel of MV Transportation, Ms. Hicks directed all company legal affairs including its acquisition of businesses, defense and resolution of litigation, as well as corporate compliance and governance. From 2004 until 2008, Ms. Hicks was senior vice president and associate general counsel for TXU Corp., a Dallas based energy holding company. Following the acquisition of TXU Corp by private investors and its name change to Energy Future Holdings, Ms. Hicks became its corporate secretary and continued in the role of senior vice president and associate general counsel managing legal and board functions including corporate governance, compliance and security programs, employee benefits and executive compensation, litigation, risk, and strategy. Earlier in her career she worked as a litigator in private law practice and served in various roles at the U.S. Department of Justice and in the White House where she was Associate Counsel to the President. Ms. Hicks’ legal, regulatory, compliance and energy-sector experience qualifies her to serve as a member of your Board.

Paul Kaleta Director
AGE: 69 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Governance, Corporate Responsibility and Political Oversight (Chair); Compensation; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired executive vice president, general counsel, federal affairs, chief compliance officer, and corporate secretary of First Solar, Inc., a global solar company (from 2014 to 2020). Managing director of SERC Consulting LLC, an energy policy and strategy firm, since 2020. Previously served as executive vice president, general counsel, shared services, chief compliance officer, and corporate secretary of NV Energy, Inc., an electric and gas utility (from 2006 to 2013).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Kaleta received his Juris Doctorate from Georgetown University Law Center and his undergraduate degree from Hamilton College. He has more than 30 years of leadership and business experience as a senior executive and general counsel for companies across the energy industry, including both regulated utility and clean energy technology companies. He also has served on energy advisory, technology, and industry boards, was a partner in a Washington, D.C. law firm, and was an adjunct professor teaching energy law and business ethics. Mr. Kaleta’s varied and comprehensive utility, energy transition, infrastructure, renewable energy, climate, governmental affairs, and corporate governance and compliance experience qualifies him to serve as a member of your Board.

2025 PROXY STATEMENT	21

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

James F. O’Neil III Director
AGE: 66 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Audit; Compensation (Chair); Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chairman of the board of CenTrio Energy since July 2024. Former chief executive officer and vice chairman of Orbital Infrastructure Group, Inc. (from 2019-2023), a provider of specialty contracting services to the electric power, telecommunications, and renewable industries. Former president, chief executive officer and director of Quanta Services, Inc., a provider of specialty contracting services to the electric power and oil and gas industries (from 2011 to 2016). He served as a director of Hennessy Capital Acquisition Corp IV (from 2019 to 2020), NRC Group Holdings (from 2017 to 2019) and Spark Power Group Inc. (from 2018 to 2019).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. O’Neil received his Bachelor of Science degree in civil engineering from Tulane University. He has extensive leadership and senior management experience, including the role of chief executive officer, chief operating officer and senior vice president of operations integration and audit. His experience in the electric utility industry also provides him substantial experience in sustainability and environmental related matters. His extensive executive and board experience have equipped him with leadership skills and the knowledge of board processes and functions. Additionally, Mr. O’Neil’s audit, general corporate decision-making and engineering experience makes him a valuable member to your Board.

John W. Somerhalder II Director
AGE: 69 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEE: Finance; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Previously served as Interim President and Chief Executive Officer of your Company from September 2022 to May 2023, Executive Vice Chair from March 2021 to May 2022, Executive Chair from May 2022 to May 2023 and Non-executive Board Chair from June 2023 to December 31, 2024. Mr. Somerhalder also served as interim president and chief executive officer of CenterPoint Energy, Inc., an electric and natural gas utility serving several U.S. markets (from February 2020 to July 2020) and served as a member of the CenterPoint Energy’s board of directors (from 2016 through 2020). He currently serves as a director of one other public company: KKR Infrastructure Conglomerate LLC, a company that operates as an investment vehicle. He also served as a director of Gulfport Energy Corp (from 2020 to 2021), as a director and board chairman of Enable Midstream Partners, LP (from February 2020 to July 2020), as a Director of SunCoke Energy Partners GP LLC (from 2017 to 2019), and as director at Crestwood Equity GP LLC, the general partner of Crestwood Equity Partners LP (from 2013 to 2020). He also served as interim president and chief executive officer of Colonial Pipeline Company, a U.S. refined products pipeline company (from February 2017 to October 2017).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Somerhalder holds a Bachelor of Science degree in chemical engineering from the University of Arizona. He was president and chief executive officer of AGL Resources Inc., a former publicly traded energy services holding company (from 2006 to his retirement in 2015), and chairman of AGL Resources board of directors (from 2007 to 2015). Prior to joining AGL Resources, Mr. Somerhalder served in a number of roles with El Paso Corporation, a publicly traded natural gas and related energy products provider, where he spent almost 30 years, starting his career as an engineer and progressing through leadership roles before being named president of El Paso Pipeline Group and executive vice president of El Paso Corporation. He has extensive leadership and senior management experience, including the roles of chief executive officer and board chairman. His extensive energy industry, executive and board experience has equipped him with leadership skills, knowledge of the industry, and board processes and functions, all of which make him a valuable member of your Board.

22	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Brian X. Tierney Boar Chair, President, and Chief Executive Officer
AGE: 57 FirstEnergy DIRECTOR SINCE 2023

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Board Chair, President, and Chief Executive Officer of the Company. He previously served as the global head of Portfolio Operations and Asset Management for Blackstone Infrastructure Partners. Earlier, he spent 23 years at Ohio-based American Electric Power Company, Inc., one of the United States’ largest investor-owned utilities. At American Electric Power he held numerous leadership positions, including executive vice president of Strategy and more than 11 years as Chief Financial Officer.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Tierney earned his bachelor’s degree from Boston College and an MBA from the University of Chicago. He also served as a United States Peace Corps volunteer in the Republic of the Philippines. With a career spanning 29 years in the electric utility industry, Mr. Tierney has developed extensive leadership, operational and commercial experience. Moreover, his strong financial acumen – across capital allocation, accounting, investor relations, planning and strategy, and risk management – and demonstrated ability to advance business strategies and drive value creation make him a valuable member of the FirstEnergy Board. Mr. Tierney’s extensive experience qualifies him to lead your Board in the Company’s efforts to build trust with our external stakeholders, support our senior leadership team’s efforts to carry out its strategy, and strengthen your Company’s governance, responsible business practices and stewardship.

Leslie M. Turner Director
AGE: 67 FirstEnergy DIRECTOR SINCE 2018	STANDING COMMITTEES: Audit (Chair); Finance

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired in 2018 as senior vice president, general counsel and corporate secretary (from 2012 to 2018) of The Hershey Company, a global confectionery company.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Turner received her Juris Doctorate from Georgetown University Law Center after graduating from the New York University with a Bachelor of Science degree. She also received a Master of Laws in Law and Government from the American University, Washington College of Law. Ms. Turner has extensive and wide-ranging leadership, legal, governance and corporate strategy skills through her former roles with The Hershey Company and The Coca-Cola Company. Ms. Turner served as senior vice president, general counsel, and corporate secretary of The Hershey Company from 2012 until her retirement in March 2018. In this role, Ms. Turner was the leader of Hershey’s legal, government relations, corporate secretary, and corporate security functions. She also advised Hershey on M&A opportunities and other significant stakeholder matters. Prior to joining Hershey, Ms. Turner’s career included progressively more responsible leadership roles at Coca-Cola, Akin Gump Hauer & Feld, LLP and the senior executive service level of the federal government at the Department of the Interior. Ms. Turner’s legal experience and additional regulatory experience qualify her to serve as a member of your Board.

2025 PROXY STATEMENT	23

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Melvin D. Williams Director
AGE: 61 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Corporate Governance, Corporate Responsibility and Political Oversight; Operations and Safety Oversight (Chair)

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired in 2020 as president of Nicor Gas, a natural gas distribution company and subsidiary of the Southern Company, and senior vice president of Southern Company Gas (from 2015 to 2020).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Williams received his Bachelor of Science degree from Savannah State University. Prior to his most recent positions, he held progressively more responsible leadership roles including senior vice president, planning and business services at Nicor Gas and vice president and general manager at Atlanta Gas Light Company and Florida City Gas Company. Over 32 years of utility experience that includes sales, marketing, regulatory, and utility operations, enables Mr. Williams to provide valuable insight and qualifies him to serve as a member of your Board.

24	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Board Committees

Your Board currently has five standing committees, which are described below. Your Board’s three primary standing committees are comprised solely of independent directors as determined by your Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards and applicable SEC rules. Presented below are the current committee memberships.

In addition to the five standing committees, your Board previously formed a Special Litigation Committee in response to legal proceedings and government investigations relating to Ohio House Bill 6. The Special Litigation Committee was dissolved effective August 6, 2024.

Audit Committee	9 meetings in fiscal year 2024[1]

Leslie M. Turner (Chair) Heidi L. Boyd * Jana T. Croom * James F. O’Neil III * * Financial Experts

The Audit Committee is primarily responsible for the oversight of:

◾  The integrity of the Company’s financial statements, and the financial reporting and disclosure controls processes

◾  Adherence to legal, compliance, risk management and regulatory requirements, including oversight of the Company’s Ethics & Compliance Program

◾  The qualifications, independence, and performance of the Company’s independent auditor

◾  The Company’s Enterprise Risk Management function

◾  The Company’s internal audit function

◾  Cybersecurity risk as it relates to the Audit Committee’s responsibilities (in partnership with the Operations and Safety Oversight Committee)

◾  The Company’s systems of internal controls over financial reporting with respect to the accuracy of financial records, and

◾  The key assurance functions, including the Office of Ethics & Compliance, Internal Audit and Risk

The Audit Committee is also directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm. For a complete list of responsibilities and other information, please refer to the Audit Committee Charter available on our website at www.firstenergycorp.com/charters.

All members of the Audit Committee are financially literate and are independent pursuant to our Corporate Governance Policies, the rules and regulations of the SEC and the listing standards of the NYSE. In addition, your Board appoints at least one member of the Audit Committee who, in your Board’s business judgment, is an “Audit Committee Financial Expert,” as such term is defined by the SEC. Your Board determined that Ms. Croom, Ms. Boyd and Mr. O’Neil meet this definition. As required by the applicable NYSE listing standards, to the extent any member of the Company’s Audit Committee simultaneously serves on the audit committee of more than three public companies, the Company will disclose on its website (www.firstenergycorp.com/board) your Board’s determination whether such simultaneous service impairs the ability of that individual to serve effectively on the Company’s Audit Committee. See the Audit Committee Report in this Proxy Statement for additional information regarding the Audit Committee.

[1]	Includes two combined meetings of the Audit Committee and Operations and Safety Oversight Committee

2025 PROXY STATEMENT	25

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Committee	5 meetings in fiscal year 2024

James F. O’Neil III (Chair) Heidi L. Boyd Steven J. Demetriou Paul Kaleta Lisa Winston Hicks

The Compensation Committee is primarily responsible for:

◾  Carrying out the responsibilities delegated by the Board relating to the review and determination of executive compensation

◾  Providing general oversight of the Company’s compensation philosophy and practices and human capital initiatives

◾  Reviewing and, if appropriate, making recommendations to your Board regarding the compensation and benefits of non-employee directors, and

◾  Delegating responsibilities to one or more sub-committees (to the extent permitted under NYSE listing standard and applicable law

For information regarding the role of executive officers and our independent compensation consultant in determining or recommending the amount or form of executive and director compensation, see the CD&A section below. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter available on our website at www.firstenergycorp.com/charters.

Governance, Corporate Responsibility and Political Oversight Committee	6 meetings in fiscal year 2024

Paul Kaleta (Chair) Heidi L. Boyd Jana T. Croom Melvin D. Williams

The Governance, Corporate Responsibility and Political Oversight Committee is primarily responsible for:

◾  The Company’s director nominations process

◾  The Company’s corporate governance policies

◾  Oversight of the Company’s policies and practices relating to corporate responsibility

◾  Oversight of the Company’s political activities and practices, including oversight of the Company’s Political and Lobbying Action Plan, and

◾  Oversight of the Company’s citizenship and corporate responsibility practices

For a complete list of responsibilities and other information, refer to the Governance, Corporate Responsibility and Political Oversight Committee Charter available on our website at www.firstenergycorp.com/charters.

Finance Committee	6 meetings in fiscal year 2024

Steven J. Demetriou (Chair) Lisa Winston Hicks John W. Somerhalder II Leslie M. Turner	The Finance Committee is primarily responsible for monitoring and overseeing the Company’s financial resources and strategies, with emphasis on those issues that are long-term in nature. For a complete list of responsibilities and other information, refer to the Finance Committee Charter available on our website at www.firstenergycorp.com/charters.

26	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Operations and Safety Oversight Committee	8 meetings in fiscal year 2024[1]

Melvin D. Williams (Chair) John W. Somerhalder II Lisa Winston Hicks James F. O’Neil III Paul Kaleta	The Operations and Safety Oversight Committee is primarily responsible for monitoring and overseeing the Company’s significant operations matters relating to the Company’s electric power distribution, transmission and generation operations, together with safety, reliability, environmental strategy, climate change, environmental protection and sustainability. In partnership with the Audit Committee, the Operations and Safety Oversight Committee is also responsible for oversight of the Company’s operational cybersecurity risks and audits. For a complete list of responsibilities and other information, refer to the Operations and Safety Oversight Committee Charter available on our website at www.firstenergycorp.com/charters.

[1]	Includes two combined meetings of the Audit Committee and Operations and Safety Oversight Committee

2025 PROXY STATEMENT	27

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Items to Be Voted On

Item 1	Election of Directors
✓ Your Board recommends that you vote FOR all nominees in Item 1

You are being asked to vote for the following 10 nominees to serve on your Board for a term expiring at the annual meeting of shareholders in 2025 and until their successors shall have been elected: Heidi L. Boyd, Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, James F. O’Neil III, John W. Somerhalder II, Brian X. Tierney, Leslie M. Turner and Melvin D. Williams.

The “Biographical Information and Qualifications of Nominees for Election as Directors” section of this Proxy Statement provides information for all nominees for election at the Annual Meeting. The “Board Qualifications” section above in this Proxy Statement provides information relating to your Board’s and Governance Committee review of nominees. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by your Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

Pursuant to the Article XII of Company’s Amended and Restated Articles of Incorporation, at any election of directors, a nominee shall be elected to your Board only if the votes cast “For” the candidate exceed the votes cast “Against” the candidate; abstentions and broker non-votes shall not be counted as votes “For” or “Against” a candidate and therefore will have no effect. Our Corporate Governance Policies also provide that in an uncontested election of directors (i.e., an election where the only nominees are those recommended by your Board), any nominee for director who receives a greater number of votes cast “Against” his or her election than votes cast “For” his or her election will promptly tender his or her resignation to the Governance Committee following certification of the shareholder vote. The Governance Committee will promptly consider the tendered resignation and will recommend to your Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to recommend acceptance or rejection of the tendered resignation, the Governance Committee will consider factors deemed relevant by the committee members, including the director’s length of service, the director’s particular qualifications and contributions to the Company, the overall composition of the Board, the reasons underlying the majority against vote, if known, and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Policies. In considering the Governance Committee’s recommendation, your Board will consider the factors considered by the Governance Committee and any such additional information and factors your Board believes to be relevant. Your Board will act on the Governance Committee’s recommendation no later than at its next regularly scheduled Board meeting.

Your Board Recommends That You Vote “For” All Nominees in Item 1. ✓

28	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Item 2	Ratification of the Appointment of the Independent Registered Public Accounting Firm For 2025
✓ Your Board recommends that you vote FOR Item 2

You are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to examine the books and accounts of the Company for the fiscal year ending December 31, 2025. While our Code of Regulations does not require shareholders to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are submitting the proposal for ratification as a matter of good corporate governance. However, if shareholders do not ratify the appointment, the Audit Committee will reconsider retaining PricewaterhouseCoopers LLP in future years. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions and have an opportunity to make a statement if he or she wishes to do so. We refer you to the “Matters Relating to the Independent Registered Public Accounting Firm” section of this Proxy Statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2023 and 2024. Item 2 requires the affirmative vote of a majority of the votes cast and abstentions will have no effect. There can be no broker non-votes on Item 2 as it is considered a “routine” matter under applicable NYSE rules.

Your Board Recommends That You Vote “For” Item 2. ✓

2025 PROXY STATEMENT	29

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Item 3	Approve, on an Advisory Basis, Named Executive Officer Compensation
✓ Your Board recommends that you vote FOR Item 3

The following proposal provides shareholders the opportunity to cast an advisory, non-binding vote to approve the compensation of the NEOs (a “Say-on-Pay” vote) as further described in the CD&A and the related compensation tables and narrative disclosure. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. Currently, the advisory vote is held annually. Following the 2025 Annual Meeting, the next advisory vote on NEO compensation is scheduled to occur at the Company’s 2026 Annual Meeting of Shareholders. Your Board strongly supports the Company’s executive pay practices and asks shareholders to support its executive compensation program by adopting the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the FirstEnergy Corp. Named Executive Officers, as such compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the other related narrative executive compensation disclosure contained in the proxy statement.”

The primary objectives of the Company’s executive compensation program are to attract, motivate, retain, and reward the talented executives, including the NEOs, who we believe can provide the performance and leadership to achieve success in the highly complex energy industry. Our executive compensation program is centered on a pay-for-performance philosophy.

In deciding how to vote on this proposal, we encourage you to read the CD&A for a more detailed discussion of our executive compensation programs and practices applicable to the NEOs, beginning on page 34.

Your Board strongly believes that our compensation philosophy, in conjunction with continued shareholder outreach, is in the best interests of shareholders. We will continue to annually review and evaluate all compensation plans and programs with the goal of aligning such plans and programs with market practice where appropriate and with the best interests of our shareholders. Item 3 is an advisory proposal that requires the affirmative vote of a majority of the votes cast; abstentions and broker non-votes will not be counted as votes “for” or “against” and, therefore, will have no effect.

Although this advisory vote is non-binding, your Board and the Compensation Committee value the views of our shareholders and expect to consider the voting results when considering future executive compensation practices for the NEOs.

Your Board Recommends That You Vote “For” Item 3. ✓

30	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Item 4	Report on Lobbying Activities and Policies
X Your Board recommends that you vote AGAINST Item 4.

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, plans to introduce the following proposal at the Annual Meeting. We have been notified that Mr. Chevedden is the beneficial owner of no less than 90 shares of your Company’s common stock. The Company is presenting this proposal and supporting statement as submitted by the proponent. The Company is not responsible for any inaccuracies contained in this shareholder proposal.

Proposal 4 — Support for Transparency in Lobbying

Resolved, shareholders request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by FirstEnergy used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	FirstEnergy membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of management’s decision-making process and the Board’s oversight for making payments described in section 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a)refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which FirstEnergy is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Committee on Directors and Corporate Governance and posted on the FirstEnergy website.

Supporting Statement

Full disclosure of FirstEnergy lobbying activities and expenditures is needed to assess whether FirstEnergy lobbying is consistent with its expressed goals and stockholder interests. FirstEnergy may have spent tens of millions of dollars from 2010-2023 on federal lobbying.

FirstEnergy also lobbies at the state level and may have spent$ Millions on state lobbying from 2010-2023.

Companies like FirstEnergy can also give unlimited amounts to third party groups that spend millions on lobbying and undisclosed grassroots activity. And there can also be payments to social welfare groups that present reputational risk when such lobbying contradicts FirstEnergy public policy positions.

Improved FirstEnergy lobbying disclosure will protect the reputation of FirstEnergy and preserve shareholder value.

2025 PROXY STATEMENT	31

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Your Company’s Response — Item 4

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons.

Preparation of this report is unnecessary, as FirstEnergy already provides robust, transparent and detailed disclosure of our political engagement activities, including lobbying-related activity, which is regularly updated and made publicly available.

This request is wholly unnecessary given the extensive and transparent disclosures that FirstEnergy already makes publicly available. This proposal has not been submitted with a view toward the information disclosed and policies already adopted by FirstEnergy; rather, it is a generic request that is nearly identical to proposals that have been submitted to numerous other companies.

The proposal requests, in part, information regarding “[p]ayments by FirstEnergy used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.” The proposal also requests information relating to “payments to any tax-exempt organization that writes and endorses model legislation.”

FirstEnergy publicly discloses robust and detailed Corporate Political Activity on our website at https://www.firstenergycorp.com/investor/corporate_governance/responsibility/corporate_political_activity_policy, which consists of the following information:

(i)	Trade association dues that include all U.S.-based trade association dues of more than $25,000 paid by FirstEnergy in connection with lobbying activities, updated annually;

(ii)	Reports that describe FirstEnergy’s lobbying efforts in detail, including:

a.

Lobbying Disclosure Act Registration and Reports (Form LD-2), which are maintained by FirstEnergy and filed with the U.S. Congress, and which detail the particular bills and issues on which individual lobbyists engaged, as well as the total lobbying expenses incurred;

b.	Semi-annual reports filed by FirstEnergy and its registered federal lobbyists that detail, among other matters, disbursements and personal and/or direct contributions made to federal candidates;

c.	State lobbying reports for Ohio, Pennsylvania, New Jersey, West Virginia and Maryland, which are updated annually;

(iii)

Federal political action committee (“PAC”) contributions for Federal, state and local political candidates and organizations, including links to the Federal Election Commission (“FEC”) website for the PAC’s FEC filings, as well as an annual list of PAC contributions categorized by jurisdiction, candidate and amount to simplify access to such information; and

(iv)

Corporate contributions consisting of payments made by FirstEnergy to entities incorporated under 26 U.S.C. § 501(c)(4), and to entities known by FirstEnergy to be operating for the benefit of a public official, either directly or indirectly for time periods beginning January 1, 2021, through December 31, 2024;

Additionally, FirstEnergy’s Third Amended and Restated Code of Regulations charges all directors and the full Board with responsibility for active oversight of FirstEnergy’s lobbying, political contributions, and political activities, including review and approval of an annual political and lobbying action plan prepared by management, covering such activities on behalf of FirstEnergy on a state and federal level (referred to as the “Political and Lobbying Action Plan”). The Political and Lobbying Action Plan is required to be audited by an independent third party and the report of such audit is annually published in FirstEnergy’s Proxy Statement. The Governance, Corporate Responsibility and Political Oversight Committee (“Governance Committee”) maintains oversight of the Political and Lobbying Action Plan and monitors its implementation throughout the year, as detailed in the Governance Committee charter, publicly available at the Company’s website at https://www.firstenergycorp.com/content/dam/investor/files/policies-charters/board-charters/Corp-Gov-Charter.pdf.

Collectively, the above-referenced information provides fulsome and transparent disclosure regarding the Company’s political activities and provides for robust governance thereof by the Board of Directors. Given the breadth and depth of information that

32	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

FirstEnergy already provides and the oversight framework already in place, your Board believes that shareholders and other stakeholders already have access to the information they need to assess FirstEnergy’s lobbying activities, including whether such activities are “consistent with [our] expressed goals and stockholder interests.”

Preparation of this report is also unnecessary because FirstEnergy already has adopted a publicly available policy regarding its political activities, including as it relates to lobbying payments.

The proposal further requests a description of “Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications” as well as a “[d]escription of management’s decision-making and the Board’s oversight for making [lobbying] payments.” Such a policy already exists and has been published on FirstEnergy’s website at https://www.firstenergycorp.com/content/dam/investor/files/policies-charters/engagement-policy.pdf.

FirstEnergy’s Political & Public Engagement Policy (the “Policy”) governs the processes by which the Company, its directors, officers, employees, and others acting on the Company’s behalf may (i) engage in political contributions and spending, (ii) support trade associations and social welfare organizations, and (iii) communicate with government officials. The Policy also describes the Board’s role in overseeing FirstEnergy’s political activities. In addition, in conjunction with the responsibilities of the full Board, the Governance Committee has been delegated with oversight responsibilities of the Company’s Political and Lobbying Action Plan, as outlined in the Governance Committee’s Charter.

As stated in our Policy, FirstEnergy generally does not make political contributions from its corporate treasury funds. The Company does maintain an employee funded political action committee (PAC) registered with the Federal Election Commission. The Company considers the recipient’s alignment with our values, business strategy and key policy areas when considering whether to make a political contribution. All political activity is overseen by the Company’s Vice President of External Affairs, and all political contributions are approved by the PAC Board, the Vice President of External Affairs, and the Office of Ethics and Compliance.

The Company has publicly adopted the Center for Political Accountability’s Model Code of Conduct for Corporate Political Spending and has been recognized as a “Trendsetter” for political transparency and accountability each of the last three years.

FirstEnergy’s Policy and related disclosures are annually reviewed and assessed by the Center for Political Accountability (the “CPA”), a respected non-partisan, non-profit organization advocating for transparency and accountability in corporate political disclosure. The CPA has designated the Company as a “Trendsetter” (its highest rating) on its annual CPA-Zicklin Index for three consecutive years reflecting FirstEnergy’s commitment to transparency and accountability to our stakeholders.

The scope of the requested report is unduly burdensome on the Company.

If adopted, the proposal would be unduly burdensome, requiring unnecessary expenditures of Company resources, by requiring FirstEnergy to disclose de minimis lobbying-related spend without regard to significance either to the Company’s operations or overall government relations activities. The level of detail sought by the proposal is far more granular and detailed than (i) the type of information that the Company provides with respect to any of its business activities or categories of operating expenditures and (ii) political spending disclosures provided by the Company’s peers and other public companies. Adopting this level of disclosure would be overly burdensome and cause FirstEnergy to be an outlier and spend unnecessary resources. Accordingly, your Board believes that adoption of this proposal is wholly unnecessary, particularly in light of the robust disclosure that FirstEnergy already provides.

Summary

Your Board unanimously recommends a vote AGAINST this proposal. The Board believes that the Company already has, and continues, to demonstrate a commitment to transparency in disclosure of its political spending and activities. Accordingly, your Board does not believe that the report described in this proposal is either necessary or in the best interests of the Company or shareholders.

For the foregoing reasons, the Board recommends that you vote “AGAINST” Item 4.

X Your Board Recommends That You Vote “Against” Item 4.

2025 PROXY STATEMENT	33

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Executive Compensation

Compensation Committee Report

The Compensation Committee reviewed and discussed the CD&A with management and based on such review and discussions, the Compensation Committee recommended to your Board that the CD&A be included (or incorporated by reference, as applicable) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and this 2025 Proxy Statement.

Compensation Committee as of December 31, 2024: James O’Neil III (Chair), Heidi Boyd, Steven Demetriou, Lisa Hicks, and Paul Kaleta.

Compensation Discussion and Analysis

Introduction

This CD&A provides an overview of the Company’s strategy and performance, shareholder engagement process, 2024 executive compensation programs and decisions, and current expectations for the 2025 executive compensation programs. This CD&A focuses on the compensation of our NEOs for fiscal year 2024, who are as follows:

Named Executive Officer	Current Title
Brian X. Tierney	Chair, President and CEO
K. Jon Taylor	Senior Vice President, Chief Financial Officer (“CFO”) and Strategy
A. Wade Smith	President, FirstEnergy Utilities
Hyun Park	Senior Vice President, Chief Legal Officer (“CLO”)
Toby L. Thomas	Chief Operating Officer (“COO”)
Christine L. Walker	Former Senior Vice President, Chief Human Resources Officer (“CHRO”) & Corporate Services

Key Executive Officer Transitions and Appointments

Chair of Board Transition

On December 18, 2024, the Board appointed Mr. Tierney to serve as Chair of the Board, effective January 1, 2025. Mr. Somerhalder, who served as non-independent Chair of the Board since May 2022 through December 31, 2024, continues to serve on the Board as a director.

Separation with Former Chief Human Resources Officer

Effective July 31, 2024, Ms. Walker, our former Senior Vice President, CHRO & Corporate Services, entered into a separation agreement. For more information, including information regarding compensation paid to Ms. Walker during 2024, please refer to the Departed NEO section on page 77.

Additional Information about this CD&A

This CD&A uses certain capitalized terms, which are defined in the Glossary of Terms, beginning on page 59. In general, we use the term “CEO” in this CD&A to refer to Mr. Tierney in his role as Chair, President and CEO. In addition, certain performance

34	FIRSTENERGY CORP.

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incentive metrics discussed in this CD&A and utilized during 2024 in measuring our NEOs’ pay-for-performance are based on non-GAAP financial measures. In accordance with SEC rules, the definitions for those metrics in the Glossary of Terms include how these non-GAAP financial measures are calculated from the closest GAAP measure as included in FirstEnergy’s audited financial statements. The Compensation Committee (referred to in this CD&A as the “Committee”) believes that these non-GAAP metrics, which correspond to and are aligned with key aspects of the Company’s financial performance disclosures, best align NEO incentive opportunity with Company performance, which directly supports long-term shareholder value.

2025 PROXY STATEMENT	35

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

CD&A Quick Reference Guide

Key Sections	Core Topics	Page

Executive Summary	◾ Executive Summary ◾ Shareholder Engagement and Say-on-Pay Results ◾ Commitment to Pay for Performance	37

Governance of Our Executive Compensation Programs	◾ Compensation Philosophy ◾ What We Do and Don’t Do ◾ Role of our Compensation Committee, Management and Compensation Consultant ◾ Benchmarking	40

Components of Total Direct Compensation Programs	◾ Key Elements of 2024 NEO Compensation ◾ Compensation Mix ◾ Target Compensation (Base Salary + Target Incentive Compensation) ◾ Incentive Compensation Programs ◾ Short-term Incentive Compensation Program (“STIP”) ◾ KPIs and Weightings for STIP ◾ 2024 STIP Performance Goals ◾ Long-term Incentive Compensation Program (“LTIP”) ◾ Incentive Compensation Payouts for 2024 ◾ 2024 STIP Results ◾ 2022-2024 LTIP Cycle Payout ◾ Realized Compensation ◾ 2025 Incentive Plan Design and NEO Compensation	45

Other Compensation Policies and Practices	◾ Retirement Benefits, Executive Deferred Compensation Plan (“EDCP”), Personal Benefits and Perquisites ◾ Severance Benefits Upon an Involuntary Separation, and Change in Control (“CIC”) Plan ◾ Share Ownership Guidelines for Executives ◾ Anti-Hedging and Pledging Policies ◾ Clawback Policies ◾ Risk Assessment of Compensation Programs ◾ Insider Trading Practice ◾ Equity Grant Practices	53

CD&A Glossary of Terms	◾ Key Terms and Definitions	59

36	FIRSTENERGY CORP.

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Executive Summary

FirstEnergy has made tremendous progress to execute on our business model, derisk the company from a financial and regulatory perspective, and invest in the opportunities across our businesses to improve the reliability and resiliency of the electric system while enhancing the customer experience. These efforts, together with leadership’s commitment to financial and operational excellence and a relentless focus on continuous improvement, are positioning FirstEnergy for long-term success as a premier electric company. Recent milestones include:

◾	Transforming our financial position by completing the final phase of a $7 billion, multi-year effort to improve the balance sheet and fuel our regulated investment plan.

◾

Returning to investment grade status at all three credit rating agencies. FirstEnergy Corp. and substantially all of its subsidiaries have their highest credit ratings in more than 20 years, and the company is committed to maintaining these metrics.

◾

Putting the power of our stronger financial position behind a comprehensive capital investment program, Energize365, to forge a smarter, more secure and reliable grid. In 2024, FirstEnergy invested $4.5 billion in our system through this plan, representing an increase of more than 20% compared to 2023 investments. Energize365 has been expanded with $28 billion in planned investments through 2029.

◾

Achieving constructive regulatory outcomes in Maryland, West Virginia, New Jersey and Pennsylvania rate reviews since late 2023 that derisked 83% of our total rate base. The base rate reviews resulted in a net annual revenue increase of nearly $450 million, supporting necessary investments for a stronger and more reliable grid.

◾

Implementing an impactful new five-company operating structure that moves decision making closer to customers and regulators and enables a high-performance culture based on accountability, operational excellence, financial discipline and achieving supportive regulatory outcomes.

◾

Recruiting external candidates and advancing internal talent to accelerate our transformation, activate our business model and drive a high level of performance. Twenty-five individuals have been placed into critical roles at the vice president level and above since mid-2023. This includes President and CEO Brian X. Tierney, additional members of his senior leadership team and other key leadership positions. In addition, Tierney was unanimously elected by the Board of Directors to serve in the additional role of Chair of the Board, effective Jan. 1, 2025.

◾

Holding 2024 baseline O&M flat to 2023 levels and navigating numerous headwinds, including significantly higher non-deferred storm restoration costs, to deliver 2024 earnings within the company’s guidance range.

◾

Reducing risk associated with our pension through two lift-out transactions in January 2025 and December 2023 that removed approximately $1.4 billion of gross pension obligations related to former generation subsidiaries from the balance sheet.

◾	Resolving several Ohio legacy proceedings, allowing leadership to focus on its vision for the future.

◾

Delivering continued dividend growth with 2024 declarations of $1.70 per share, a 6% increase from dividends declared in 2023. Subject to board approval, annual dividend declarations for 2025 are expected to total $1.78 per share, with a payout ratio of 60 to 70 percent of Core Earnings over the 2025-2029 planning period.

◾	Demonstrating, in all activities, an unwavering commitment to compliance, ethics, integrity and accountability, and cultivating a speak-up culture that empowers employees.

◾	Achieving recognition from CPA-Zicklin as a Model Code Company, with designation as a Trendsetter, and verification as a Compliance Leader by Ethisphere.

The Board and leadership team are committed to continuing FirstEnergy’s transformation, building momentum and delivering value to investors, customers and communities.

Shareholder Engagement and Say-on-Pay Results

Our Board, including the Committee and the Committee chair, and management are committed to engaging our shareholders routinely and soliciting their perspectives on key performance, compensation and governance issues. Consistent with prior years, with support of select board members, management conducted extensive outreach during 2024. During our outreach, management and your Board did not receive shareholder concerns regarding the Company’s 2024 Say-on-Pay vote outcome or general executive compensation matters. The Company continues to design its programs consistent with prior shareholder feedback.

2025 PROXY STATEMENT	37

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Our 2024 Say-on-Pay vote successfully passed with over 95% support, which we consider to be a continued strong endorsement of our pay practices and consistent with the vote result of 94% approval on the Company’s 2023 Say-on-Pay vote. In an effort to improve the relationship between pay and performance, better tie our executive compensation programs to our business strategies, and drive the right executive behaviors, the Committee continues to regularly assesses the design of our incentive programs.

While we did not make any adjustments to the overall compensation structure for our NEOs based on the 2024 Say-On-Pay vote, the Board approved several changes to certain aspects in the STIP in 2024, including modifying the STIP Pool of Funds; adjusting the Life Changing Event (“LCE”) metric to have a payout of either stretch level (200%) for zero LCEs or no payout (0%) if one LCE occurs; and conducting the Employee Engagement survey every other year. These changes are designed to focus on key areas that are essential to achieving our strategic goals and to further reinforce our commitment to employee safety and continuous improvement. For LTIP, the Committee determined to maintain the overall structure to be consistent with recent years.

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Commitment to Pay for Performance

In previous years, we have received feedback from shareholders regarding their preferences in executive compensation programs. We continually aim for best practices in our executive compensation program, and our commitment to pay for performance drives our executive compensation program, as summarized below.

Best Practices	Actions

Shareholders want pay-for-performance alignment; metrics should drive Company strategy and long-term shareholder value

◾  Our executive compensation programs link pay to key drivers of shareholder value:

◾  LTIP payouts are tied to the Company achieving certain levels of Operating (non-GAAP) Earnings per Share (“Operating EPS”) and Relative TSR, both of which are strong indicators of shareholder value in the utility industry; and

◾  External segment reporting is consistent with FirstEnergy’s internal financial reports to regularly assess performance of the business and allocate resources.

◾  Our LTIP includes a TSR cap (if absolute TSR is negative over the three-year LTIP period, the payout will be capped at 100%).

◾  All STIP and LTIP payouts remain capped at 200%, based on the Committee’s analysis of market practices and to further align your Company’s incentive programs with those of our peers.

Shareholders prefer a majority of LTIP to be performance-based	◾ For 2024, the Committee maintained a majority of performance-based awards in our LTIP.

Shareholders prefer three-year cumulative vs. successive annual performance periods for the long-term incentive plans

◾  For 2024, the performance-based LTIP that consisted of:

◾  Three-year cumulative goals focused on Operating EPS (65% weighting) and three-year Relative TSR measured against the S&P 500 Utility Index (35% weighting); and

◾  An absolute TSR cap.

Goals need to be set rigorously and the process needs to be transparent

◾  Our goals and goal ranges undergo a rigorous independent assessment and are set to:

◾  Align pay opportunity with performance;

◾  Be reasonable and competitive; and

◾  Maintain additional stretch-level performance through the measurement period. As an example, in the 2024 STIP, to achieve maximum payout, we required performance that aligned with the top end of fiscal year 2024 guidance as disclosed in November 2023.

STIP and LTIP metrics should be relevant to the business and not overlapping

◾  The 2024 STIP included financial Operating Earnings and Baseline Operations and Maintenance (“O&M”) goals, operational goals, safety goals, and human capital and inclusion goals to help drive our business strategy and corporate objectives.

◾  The 2024 LTIP incorporated three-year cumulative Operating EPS growth and Relative TSR goals to reward the achievement of longer-term goals and the driving of shareholder value.

2025 PROXY STATEMENT	39

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Governance of our Executive Compensation Programs

Compensation Philosophy

The primary objectives of our executive compensation programs are to:

◾	Attract, retain, focus and reward our talented and experienced executive team who drive our success in the highly complex utility industry by offering overall competitive total compensation;

◾	Reflect our collective commitment to ensuring that we conduct business with integrity, help all employees do the right thing and treat our coworkers and communities with the respect we all deserve;

◾	Promote the long-term financial health of the business and the creation of value for the sustained benefit of shareholders by emphasizing long-term performance-based incentives in the pay mix;

◾

Calibrate pay for performance to help ensure the interests of our executives and shareholders are aligned, such that 50th percentile compensation is realized for strong corporate performance, above 50th percentile compensation is realized for exceptional performance, and below 50th percentile compensation is realized for below expected performance;

◾	Tie executive awards to corporate results as well as overall business unit performance to hold executives accountable for their areas of responsibility;

◾

Recognize individual contributions, including individual performance, experience, and future potential in determining actual pay levels to help ensure that the Company retains its most critical talent; and

◾	Conduct ourselves in a way that comports with standards of good governance consistent with creating long-term value for shareholders while encouraging a culture of inclusion.

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What We Do and Don’t Do

Below is a summary of what we do and don’t do with respect to executive compensation, the totality of which we believe aligns with the long-term interests of our shareholders and commonly viewed best practices in the market:

WHAT WE DO

  Pay-for-performance

◾  LTIP is performance-based and at risk,with no solely time-based vesting requirements historically

◾  STIP is at risk

  Threshold and caps on incentive awards

◾  Individual STIP award payout opportunities are capped at 200% (consistent with peer companies)

◾  Individual LTIP award payout opportunities are capped at 200% (consistent with peer companies) and capped at 100% if absolute TSR over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Two distinct clawback policies with provisions for:

◾  Financial and reputational harm, and other detrimental activity, and the ability to clawback both time-based and performance-based awards

◾  Mandatory recoupment for financial restatement applying to current and former Section 16 Officers

  Mitigate undue risk through compensation design, corporate policies, and effective governance

  Annual Say-on-Pay vote

  Double trigger and no gross-ups in change in control (“CIC”) provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up CIC provisions for our NEOs No excessive perquisites

   No repricing of underwater stock options without shareholder approval (stock options are not currently used in plan design)

   No payment of dividend equivalents on unearned awards

   No payment of cash severance benefits above 2.99x base salary and target STIP

Role of our Compensation Committee, Management and Compensation Consultant

The Committee is responsible for overseeing executive compensation and making recommendations to the Board for establishing appropriate salary and incentive compensation for our executive officers, which includes our NEOs. The Committee oversees executive compensation in accordance with our compensation philosophy, which is designed to incorporate a consistent and uncompromising commitment to ethical conduct in all that we do, while also aligning our executives’ interests with Company and business unit performance, business strategies and corporate objectives and drivers of growth in shareholder value. In this process, the Committee evaluates information provided by its independent compensation consultant, Farient Advisors LLC (“Farient”), and our CEO, as discussed below. The Committee reviews the mix and level of compensation by each component individually and in the aggregate. The Committee, using tally sheets and accumulated compensation summaries, also reviews current and previously awarded but unvested compensation.

2025 PROXY STATEMENT	41

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Management continually works to help ensure that high-performing leaders within the Company are appropriately recognized and considered during succession planning discussions. The Company’s talent philosophy is that all leaders, regardless of level, must demonstrate the ability to motivate future performance, be accountable for their behaviors and results, deliver results and enable employees to do their best every day. Executive succession is reviewed periodically by the CEO, the CHRO, and the Committee. Executive succession plans are reviewed by the Committee, as applicable, and with the full Board annually. With respect to our CEO’s compensation, each year the Committee:

◾	Reviews, determines, and recommends to the Board the Company’s pay-related goals and objectives; and

◾	Makes compensation recommendations to the Board for its approval or ratification based upon the CEO’s performance and competitive market data provided by our independent consultant.

The Committee and Board are responsible for establishing the compensation of the Company’s executive officers, including the NEOs, as well as other senior leaders. Neither the CEO nor any other NEO makes recommendations for setting their own compensation. The recommendation of the CEO’s compensation is determined in Compensation Committee meetings during an executive session and is presented to the non-management members of your Board for review and approval. Annually, the Compensation Committee also reviews the goals and targets of the incentive compensation programs with a focus on setting challenging, but realistic, targets to drive performance, continuous improvement, and to improve shareholder value over the long term.

The CEO, with input from Human Resources, and the Lead Independent Director (as applicable), typically makes recommendations to the Committee with respect to the compensation of the other NEOs. The CEO possesses insight regarding individual performance, experience, future promotion potential, and intentions in retaining particular senior executives, including NEOs. Farient, as discussed below, regularly provides market-level commentary and observations regarding compensation adjustments to the Committee, with the decision for adjusting compensation ultimately residing with the Committee.

During 2024, the Committee engaged Farient to provide independent advice with respect to executive and director compensation and corporate governance matters related to executive compensation. The Committee relies on Farient’s expertise in benchmarking and familiarity with competitive compensation practices in the utility and general industry sectors. In addition, the Committee regularly requests advice from Farient concerning the design, communication, and implementation of our incentive compensation plans and other programs. However, all decisions as to executive compensation design and amounts ultimately rests with the Committee and the Board, as applicable.

The services provided by Farient to the Committee in 2024 included:

◾

Review of our compensation philosophy, including the alignment of our executive compensation practices with our compensation philosophy and assessing potential changes to address trends in market practice and shareholder expectations;

◾	Review of our peer groups used for compensation benchmarking purposes for executives and directors;

◾	Independent review and assessment of the rigor of incentive compensation performance goals and the goal setting process, including:

○	Evaluating historical and projected performance;

○	Reviewing analyst estimates to understand external expectations;

○	Analyzing historical and projected peer data; and

○	Calculating the probability of achievement of targets to assess the competitiveness of goals.

◾	Analysis of competitive compensation practices, policies and levels for executives and directors within our peer groups, including the STIP and LTIP designs;

◾	Review of the description of our executive compensation practices in our annual proxy statement;

◾

Regularly informing the Committee of legislative and regulatory changes, market trends and current issues with respect to executive compensation, and educating the Committee on our processes, plans and programs, including review of the FirstEnergy Corp. Second Amended and Restated Executive Compensation Recoupment Policy and the FirstEnergy Corp. Compensation Clawback Policy and alignment with competitive practice and regulatory requirements; and

◾	Preparation for and attendance at all Committee meetings, including executive sessions, if applicable and as needed.

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The Committee considered representations from Farient that they were an independent consultant and that they had no conflicts of interest. The Committee assessed the independence of Farient, as required by SEC and NYSE rules and requirements. The Committee also considered and assessed relevant factors that could give rise to a potential conflict of interest with respect to Farient and their work. Based on this review, the Committee is not aware of any conflict of interest that has been raised by the work performed by Farient.

Benchmarking

The Committee uses competitive benchmarking data to evaluate compensation practices and develop compensation recommendations for each of the NEOs. The Company uses a combination of a utility peer group and a general industry peer group to determine an overall competitive total rewards package. Employee and executive compensation, executive benefits and perquisites, broad-based benefits (retirement benefits, death benefits, long-term disability and health care) and director compensation are all benchmarked against the same peer groups. The Committee uses competitive “blended” market data (i.e., the average of the revenue-regressed 50th percentile of our utility peer group and general industry peer group, referred to as the “Blended Median”) to assist in determining any compensation adjustments and assess the competitiveness of base salary, short- and long-term target incentive opportunities and total target compensation. The Committee considers 80% to 120% of the Blended Median for each component of pay and in total to be a competitive range for any covered individual.

For 2024, the general industry peer group was comprised of companies that are both larger and smaller than FirstEnergy by revenue size. The median revenue of the utility and general industry peer groups is aligned with FirstEnergy’s revenue of approximately $12.3 billion in 2024. The 2024 peer groups were based on the following criteria:

2025 PROXY STATEMENT	43

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Following the annual peer group review, ONEOK, Inc. was removed from the general industry peer group for 2024 as they have not participated in the surveys we use for benchmarking in the previous two years. As a result, the peer groups for 2024 included the following 21 utility companies and 33 general industry companies:

2024 Utility Peer Group

AMEREN CORPORATION AMERICAN ELECTRIC POWER CO INC CENTERPOINT ENERGY, INC CMS ENERGY CORP CONSOLIDATED EDISON, INC DOMINION ENERGY, INC DTE ENERGY COMPANY	DUKE ENERGY CORPORATION EDISON INTERNATIONAL ENTERGY CORPORATION EVERGY, INC EVERSOURCE ENERGY EXELON CORPORATION NEXTERA ENERGY, INC	NISOURCE INC PG&E CORPORATION PPL CORPORATION PUBLIC SERVICE ENTERPRISE GROUP SOUTHERN COMPANY WEC ENERGY GROUP XCEL ENERGY INC

2024 General Industry Peer Group

AIR PRODUCTS & CHEMICALS INC

ALCOA CORPORATION

AUTOMATIC DATA PROCESSING INC

BALL CORPORATION

BORGWARNER INC

CAMPBELL SOUP COMPANY

CONAGRA BRANDS, INC

EASTMAN CHEMICAL COMPANY

EATON CORPORATION

FORTUNE BRANDS HOME & SECURITY, INC

GENERAL MILLS, INC.

HANESBRANDS, INC

HONEYWELL INTERNATIONAL INC

HORMEL FOODS CORPORATION

INTERNATIONAL PAPER COMPANY

KELLOGG COMPANY

KINDER MORGAN, INC.

L 3 HARRIS TECHNOLOGIES, INC

MASCO CORPORATION

OWENS CORNING

PARKER HANNIFIN CORP

PPG INDUSTRIES INC

PVH CORP

ROCKWELL AUTOMATION, INC

STANLEY BLACK & DECKER, INC

TEXTRON INC

THE CLOROX COMPANY

THE ESTEE LAUDER COMPANIES INC

THE GOODYEAR TIRE & RUBBER CO

THE HERSHEY COMPANY

THE SHERWIN WILLIAMS COMPANY

V.F.CORPORATION WHIRLPOOL CORPORATION

In December 2023, at the Committee’s request, Farient collected benchmark compensation data for our peer companies based on Willis Towers Watson executive surveys and Aon’s Total Compensation Measurement database, and determined that our executives’ total direct compensation, in the aggregate, continues to be positioned at approximately the 50th percentile of the Blended Median. The total direct compensation for our NEOs, in the aggregate, was approximately 112% of the Blended Median, in our established competitive range of 80% to 120% of the Blended Median.

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Components of Total Direct Compensation Programs

Key Elements of 2024 NEO Compensation

The key elements of our NEO compensation program, which is designed to attract, retain, motivate and focus key executive leaders are described below:

Element	Description	Key Characteristics and Considerations

Base Salary	FIXED CASH Bi-weekly, fixed cash compensation designed to reward past performance and motivate strong performance in the future

◾  The Committee uses the Blended Median to inform decisions on base salary levels and assist in determining any adjustments

◾  Other factors that may influence base salary include individual experience, performance, impact by role, and recent compensation adjustments for the NEO

◾  The Committee, CEO and Board annually review each NEO’s base salary

Short-Term Incentive Program (STIP)	VARIABLE CASH COMPENSATION Designed to reward the achievement of near-term corporate and business unit objectives based on financial, operational, safety and other performance measures

◾  The Committee uses the Blended Median to set target opportunity levels

◾  STIP is at-risk, performance-based compensation and the Committee retains the discretion to adjust the STIP payouts

◾  Payouts may range from 0% to 200% of target opportunity levels

◾  For 2024, the STIP goals included:

–  Financial: Includes Operating (non-GAAP) Earnings and Baseline O&M

–  Operational: Includes a mix of customer, reliability and environmental operating metrics

–  Safety: Includes LCEs and Days Away/Restricted or Job Transfer Rate (“DART Rate”)

–  Human Capital Management and Inclusion: Includes metrics for supplier spend, and hiring

–  Ethics and Compliance Modifier: Serves as a negative modifier at the individual level, with downward adjustments only, which can be up to 100%

◾  The 2024 STIP awards are contingent upon FirstEnergy achieving the Operating (non-GAAP) Earnings threshold level, after accounting for the cost of the STIP payout

◾  The 2024 STIP was weighted 60% for corporate financial performance and 40% based on achievement of operational, safety and human capital management and other goals

Long-Term Incentive Program (LTIP)	VARIABLE EQUITY COMPENSATION Designed to reward the achievement of longer-term goals and drive shareholder value and growth

◾  The Committee uses the Blended Median to inform decisions on target opportunity levels

◾  The LTIP is at-risk, performance-based compensation, comprised entirely of performance-adjusted restricted stock units (“RSUs”), with 2/3 of the earned award payable in stock and 1/3 of the earned award settled in cash

◾  Payouts may range from 0% to 200% of target opportunity levels

◾  2024 LTIP awards are based on a three-year performance period (2024 – 2026) and awards will vest, if at all, based on the achievement of two financial KPIs measured over the performance period, as follows:

–  Operating (non-GAAP) EPS Growth (cumulative) weighted at 65%

–  Relative TSR weighted at 35%

◾  Includes a payout cap (100% target) if absolute TSR is negative over the three-year performance period

2025 PROXY STATEMENT	45

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Compensation Mix

We review our compensation philosophy, pay mix and pay vehicles for our NEOs annually to help ensure that they support our strategy and align with shareholder interests. While the Committee sets NEO overall compensation levels consistent with the Blended Median, it has determined to provide a greater portion of target pay in the form of performance-based LTIP awards as compared to our peer groups. Under our compensation design, the percentage of pay that is based on performance generally increases as a NEO’s responsibilities increase, with our CEO’s target pay having the most significant variable components. Approximately 89% of our CEO’s total target pay and 77% of our other NEOs’ average target pay is variable. Variable pay could be reduced to zero if performance metrics are not met at a minimum threshold level.

The charts below illustrate the pay mix as well as the variable pay mix for our NEOs, based on each NEO’s annualized 2024 total target pay levels as described in the “Target Compensation (Base Salary + Target Incentive Compensation)” section below. For all NEOs, other than Ms. Walker, the values shown are effective as of December 31, 2024.

Target Compensation (Base Salary + Target Incentive Compensation)

In December 2023, the Committee reviewed a competitive benchmarking analysis prepared by Farient. This report assessed each then-serving NEO’s compensation levels and mix against the Blended Median. Based on this analysis, in February 2024, the Committee determined to maintain base salary and target STIP, LTIP, and total target compensation for all NEOs, except as otherwise indicated in the table below. The amounts reflected in the below table continue to align with the Blended Median.

For 2024, target opportunities continued to be set at or near the Blended Median of our peer groups. As of December 31, 2024 (except as otherwise noted), target compensation levels for the NEOs on an annualized basis were as follows:

Executive	2024 Base Salary Increase	2024 Annualized Base Salary	2024 Target Opportunity STIP (% of Base Salary)	2024 Target STIP ($)	2024 Target Opportunity LTIP Awards (% of Base Salary)(1)	2024 Target Opportunity LTIP Awards (Target Value)(2)	2024 Annualized Target Total Compensation

Brian X. Tierney	0%	$1,500,000	150%	$2,250,000	683%	$10,245,000	$13,995,000

K. Jon Taylor	0%	$875,000	90%	$787,500	325%	$2,843,750	$4,506,250

A. Wade Smith	0%	$760,000	80%	$608,000	250%	$1,900,000	$3,268,000

Hyun Park	0%	$730,000	75%	$547,500	225%	$1,642,500	$2,920,000

Toby L. Thomas	0%	$600,000	70%	$420,000	215%	$1,290,000	$2,310,000

Christine L. Walker (3)	3.6%	$512,820	65%	$333,333	150%	$769,230	$1,615,383

(1) For each of the NEOs, all LTIP awards, if earned, are paid 1/3 in cash and 2/3 in stock.

(2) Represents target value determined by the Committee based on annualized base salary and target opportunity percentages. Amounts do not necessarily correspond to the amounts shown in the “Stock Awards” column of the Summary Compensation Table due to SEC rules regarding Summary Compensation Table disclosure, nor to the amounts that may ultimately be realized by our NEOs.

(3) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in March 2024. Ms. Walker separated from her position as Senior Vice President, CHRO and Corporate Services, effective as of July 31, 2024.

The maximum payout under both the STIP and LTIP is 200% of an individual’s target opportunity. Our 2024-2026 cycle of LTIP is 100% performance-based. The NEOs may earn nothing, receive payments that are below their target opportunities for the incentive awards if the Company falls short of its pre-established goals, or earn above their target opportunities if the Company

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performs above its pre-established goals. Except in limited circumstances, the Committee may use discretion to make adjustments to awards. No such adjustments were made with respect to 2024 compensation.

Incentive Compensation Programs

Shareholders previously approved the 2020 Incentive Compensation Plan (the “Incentive Compensation Plan”) in May 2020. The purpose of the Incentive Compensation Plan is to promote the success of FirstEnergy by permitting the grant of incentives to certain employees that link their professional responsibilities to both short-term performance on key metrics and the long-term financial success of your Company to increase shareholder value, providing for various types of awards including equity-based and cash-based awards. At the core of our incentive compensation philosophy, integrity is the foundation and reflects our collective commitment to ensuring that we conduct business ethically with honesty, humility and accountability.

As outlined above in the “Role of our Compensation Committee, Management and Compensation Consultant” section, the Committee, with support from Farient, conducted its annual goal rigor analysis to establish the goal ranges for the 2024 STIP and LTIP awards. In setting the goals, the Committee considered prior year results, company performance, investor expectations, and strategic accomplishments for the year and over the long-term, on both a relative and absolute basis. The Committee expects goals that are realistic but challenging and that drive differentiating performance from year to year.

STIP

STIP Overview

The STIP provides annual cash awards to executives whose contributions support the achievement of your Company’s identified financial and operational KPI goals, which are linked to the Company’s business strategy and corporate objectives. The Committee annually reviews the goals and targets with a focus on setting challenging but realistic targets that are intended to drive shareholder value.

KPIs and Weightings for STIP

The Committee annually establishes the KPIs under the STIP that must be satisfied for a NEO to receive an award and recommends that the Board approve the relative weightings for each KPI with respect to each participating NEO. The Committee recommended, and the Board approved, the following design elements for the 2024 STIP:

◾	Maintained the stretch (maximum) payout opportunity level at 200% of target to remain consistent with market practices;

◾	Preserved focus on an Operating (non-GAAP) Earnings KPI, as distinguished from the LTIP cumulative Operating (non-GAAP) EPS KPI;

◾

Maintained the Baseline O&M metric to address the need for continuous improvement in our O&M costs to enhance our line-of-sight into spending and further align business unit accountability to our financial goals;

◾	Maintained the weighting of safety metrics at 15% in the STIP to promote our core value of safety, including the weightings of DART Rate and LCEs each at 7.5% in 2024;

○

For 2024, the threshold and target performance levels for the LCE KPI was removed. Instead, the KPI was set to pay out at stretch level (200%) for zero LCEs or no payout (0%) if one LCE occurs anywhere across the FirstEnergy footprint;

◾	Maintained the weighting of the Operations Index at 15%, as well as the weighting of human capital and inclusion KPI goals at 10%; and

◾

Maintained the STIP pool of funds to drive the achievement of our mid-point operating earnings, STIP payment opportunity begins filling the STIP pool with each $0.01 per share of earnings between threshold and target levels. If operating earnings guidance midpoint of $2.71 per share is achieved, the pool will be funded to support up to 100% STIP payout, based on overall 2024 KPI performance. And if the midpoint of guidance is exceeded, the pool will be funded to support payout as earned, up to 200%.

The Committee reviewed, and the Board approved, the STIP performance metrics and weightings for each of the NEOs in February 2024. For 2024, the NEOs had the following metrics and weightings.

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KPI Measures	Rationale	All NEOs

Financial

Operating Earnings	◾ Drives shareholder value while providing greater focus on driving the distribution and transmission businesses ◾ Indicates growth and efficiency of the business ◾ Provides a consistent and comparable measure of performance to help shareholders understand performance trends	35%

Baseline O&M	◾ Enhances line of sight and further aligns business unit accountability to financial KPIs	25%

Operational

Operations Index	◾ Is based on five key equally weighted operating metrics: SAIDI, TOF, ECR Score, Environmental Excursions and NOVs, Reg Gen EFOR ◾ Focuses on customer service, reliability and environmental metrics that drive the Company’s long-term success	15%

Safety

Systemwide DART Systemwide LCEs

◾  Measured for the Company and each business unit

◾  Is based on two key metrics that are equally weighted: Systemwide LCEs and DART Rate

◾  Focused on the severity of injuries and drive better conversations and safety performance with employees

◾  Fatality Reduction Rule – in the event of a fatality of any employee, other than certain no-fault fatalities, provides no payout on the Safety KPI as part of the STIP

◾  Infectious Disease Reduction Rule – in the event of secondary workplace exposure to infectious diseases including COVID-19, provides no impact to the payout on the Safety KPI as part of the STIP

		15%

Human Capital Management & Inclusion

Human Capital Management and Inclusion Index	◾ Measures aspect of delivering exceptional customer service, strengthening operating performance and building an inclusive work environment ◾ Requires achievement of the equally weighted, quantitative hiring and supplier spend goals ◾ Must achieve target hiring threshold before payout	10%

48	FIRSTENERGY CORP.

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2024 STIP Performance Goals

Threshold, target, and stretch levels are established for the KPIs based on Operating Earnings, Baseline O&M, and achieving continuous improvement in safety and operational performance. Management and the Committee strive to set challenging and achievable goals and establish all threshold, target and stretch STIP goals at equal or more rigorous levels compared to the prior year, whenever possible. In 2024, the threshold, target, and stretch levels under the STIP for the NEOs were (dollars in millions):

2024 STIP Goal Ranges(1)

2024 KPI Measures	Threshold	Target	Stretch

Financial

Operating (non-GAAP) Earnings	$1,518	$1,558	$1,615

Baseline O&M	$1,410	$1,350	$1,290

Operational

Operations Index (SAIDI, TOF, ECR Score, Environmental Excursions and NOVs, and Reg Gen EFOR)	2.50	5.00	7.50

Safety

Systemwide LCE	n/a	n/a	0

Systemwide DART Rate	0.67	0.35	0.22

Human Capital Management and Inclusion

Human Capital Management and Inclusion Index	1.00	2.00	3.00

(1) Interpolated for performance between discrete points. Refer to the “Incentive Compensation Payouts for 2024” section below for details regarding 2024 payouts.

LTIP

The 2024 LTIP design continues to include Cumulative Operating EPS as a financial goal and a cumulative three-year performance period for measuring goals, as well as a Relative TSR measure. We made no changes to the overall design and structure of the LTIP. The weighting for Cumulative Operating EPS was maintained for 2024 at 65%, and the Relative TSR metric continued to be weighted at 35%. These performance measures support continued financial improvement and increase focus on earnings across the Company’s distribution and transmission businesses while creating a direct line of sight for executives to drive shareholder value and evaluate the overall performance against the market. See the chart below within this section, which identifies the KPI measures under the 2024 LTIP. This LTIP design applied to all NEOs in 2024.

The LTIP is comprised entirely of performance-adjusted RSUs, with 2/3 of the earned award payable in Company stock and 1/3 of the earned award payable in cash. Both the stock-settled and cash-settled portions of the performance-adjusted RSU awards have a minimum payout of 0% and a maximum payout of 200% based on a formulaic structure where actual performance results are evaluated against the threshold, target and stretch performance goals on a straight-line basis over a three-year performance period. Payout will continue to be capped at 100% of target if our absolute TSR is negative over the three-year performance period. Additional details regarding the 2024-2026 LTIP grants are provided in the narrative following the “Grants of Plan-Based Awards in Fiscal Year 2024” table.

The Board approved the LTIP grants for the NEOs at the Board’s meeting on February 7, 2024. The grant date for the 2024 performance-adjusted RSUs was March 1, 2024. We use the target LTIP award opportunity by individual and divide by the average of the high and low prices of our common stock as of the date of grant to determine the number of units comprising each participating NEO’s award of performance-adjusted RSUs. Additionally, the Committee approved a discretionary component beginning with the 2024-2026 LTIP grant, which includes a modifier on the value at grant that may be adjusted upward or downward by up to 15%. The modifier is intended to further underscore the importance of each leader staying focused on strong performance and our core values and behaviors. No adjustments were made to the 2024-2026 LTIP grants for our NEOs.

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The KPIs used for performance-adjusted RSUs under the LTIP in 2024-2026 were based on:

KPI Measures	Weighting	Rationale

Cumulative Operating EPS	65%	A non-GAAP measure of the financial performance of business units’ contribution to Operating Earnings growth over the 2024-2026 cycle.

Relative TSR	35%	A measure of the total return of FirstEnergy common stock to an investor, evaluating our overall performance over the performance period against the S&P Utility Index.

The performance goals for the 2024-2026 performance period are based on:

2024-2026 LTIP Goal Ranges
2024 LTIP KPIs	Threshold	Target	Stretch

Cumulative Operating EPS (65%)	$8.16	$8.73	$9.03

Relative TSR vs. S&P 500 Utility Index(1)(2)	25th Percentile	50th Percentile	85th Percentile

Payout	25%	100%	200%

(1) Relative TSR is calculated over the three-year performance period as compared against the S&P 500 Utility Index and will be based on a continuous function between the 25th and 85th percentile up to a maximum of 200% payout. The Relative TSR target payout aligns with the 50th percentile.

(2) If the Company’s absolute TSR is negative for the three-year cumulative performance period of 2024-2026, the LTIP awards will be capped at a target opportunity level of payout (100%).

Incentive Compensation Payouts for 2024

2024 STIP Results

In February 2025, based on actual 2024 KPI results, the Committee recommended, and the independent members of the Board approved, the following 2024 STIP KPI results for our NEOs (dollars in millions). As shown in the below table, certain of the KPIs were achieved at threshold levels and above. However, payment of any STIP award is contingent upon FirstEnergy first achieving the Operating (non-GAAP) Earnings threshold level, which was not met for 2024. Accordingly, the STIP pool was not funded, and no STIP payouts occurred.

2024 STIP Results
2024 KPI Measures	Threshold	Target	Stretch	Actual Results	Payout Results

Financial

Operating Earnings	$1,518	$1,558	$1,615	$1,514	Below Threshold

Baseline O&M	$1,410	$1,350	$1,290	$1,287	Meets Stretch

Operational

Operations Index	2.50	5.00	7.50	3.43	Between Threshold and Target

Safety

Systemwide LCE	n/a	n/a	0	1	Below Threshold

Systemwide DART Rate	0.67	0.35	0.22	0.78	Below Threshold

Human Capital Management and Inclusion

Human Capital Management and Inclusion Index	1.00	2.00	3.00	2.78	Between Target and Stretch

50	FIRSTENERGY CORP.

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In February 2025, based on actual 2024 STIP results, the Committee recommended, and the independent members of the Board approved, payments under the STIP at 0% for our NEOs, due to the Operating (non-GAAP) earnings KPI falling below threshold for 2024. Accordingly, none of our NEOs received a 2024 STIP award.

Executive	2024 STIP Target Opportunity ($) (prorated as needed)(1)	2024 STIP Award - Actual Payout ($)(1)	Actual Payout as a % of STIP Target Opportunity

Brian X. Tierney	$2,250,000	$—	0%

K. Jon Taylor	$787,500	$—	0%

A. Wade Smith	$608,000	$—	0%

Hyun Park	$547,500	$—	0%

Toby L. Thomas	$420,000	$—	0%

Christine L. Walker	$193,988	$—	0%

(1) Amount for Ms. Walker is calculated using a prorated 2024 base salary based on the number of days from January 1, 2024 up to her date of separation.

2022-2024 LTIP Cycle Payout

Our incentive structure measures actual performance against threshold, target and stretch goals based on three-year cumulative and average goals over the performance period. The 2022-2024 LTIP was comprised of the following two performance measures: Cumulative Operating EPS (weighted at 65%) and Relative TSR (weighted at 35%).

Additionally, FirstEnergy’s average stock prices with reinvested dividends for December 2024 of $45.31 was greater than the average stock price in December 2021 of $39.94. As a result, the absolute TSR cap does not apply and the 2022-2024 cycle of performance-adjusted RSUs was paid as earned as reflected in the below table.

2022-2024 LTIP Results

KPI Measures	Threshold	Target	Stretch	Actual Results	KPI Performance	Payout Results

Cumulative Operating EPS (65%)	$7.11	$7.72	$8.06	$7.60	85%	Between Threshold and Target

Relative TSR (35%)	25th percentile	50th percentile	85th percentile	37th percentile	61%	Between Threshold and Target

Based on the results of the two KPI measures, the Committee recommended, and independent members of the Board approved the payout at 77% of target payout opportunity for our participating NEOs. Upon his hire in June 2023, Mr. Tierney was granted prorated stock-based performance-adjusted RSUs based on his annual salary and total LTIP target opportunity and a proration factor for 21 out of 36 months for the 2022-2024 LTIP cycle. Upon his hire in December 2023, Mr. Smith was granted prorated stock-based performance-adjusted RSUs based on his annual salary and total LTIP target opportunity and a proration factor for 15 out of 36 months for the 2022-2024 LTIP cycle. Upon his hire in November 2023, Mr. Thomas was granted prorated stock-based performance-adjusted RSUs based on his annual salary and total LTIP target opportunity and a proration factor for 16 out of 36 months for the 2022-2024 LTIP cycle. In March 2025, the performance-adjusted RSUs granted in 2025 were paid in shares of our common stock and cash respectively as follows: Mr. Tierney: 133,587 shares; Mr. Taylor: 27,459 shares and $523,425; Mr. Smith: 17,380 shares; Mr. Park: 21,993 shares and $421,760; Mr. Thomas: 12,621 shares; and Ms. Walker: 7,138 shares and $136,871.

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Realized Compensation

We provide this alternative view of compensation paid to the NEOs as a supplement to, but not as a substitute for, the Summary Compensation Table (“SCT”). The realized compensation table below illustrates the way the Committee views the actual compensation earned or received by our NEOs in 2024 under the 2024 STIP and the 2022-2024 cycle of the LTIP.

The table below summarizes realized compensation in 2024 for our NEOs:

Executive	2024 Earned Salary	2024 STIP (Paid in 2025)	2022 Performance- Adjusted RSUs (Earned at completion of three- year period ended 12/31/2024, paid in 2025)	Restricted Stock Award (Vested in 2024)	Total 2024 Realized Compensation

Brian X. Tierney(1)	$1,511,539	$—	$5,123,729	$1,394,248	$8,029,516

K. Jon Taylor	$881,731	$—	$1,576,615	N/A	$2,458,346

A. Wade Smith(2)	$765,875	$—	$666,610	$1,284,025	$2,716,510

Hyun Park	$735,616	$—	$1,265,302	N/A	$2,000,918

Toby L. Thomas(3)	$604,615	$—	$484,078	$241,345	$1,330,038

Christine L. Walker	$297,437	$—	$410,649	N/A	$708,086

(1) Reflects the value of Mr. Tierney’s restricted stock unit award; 25% of the award vested on June 1, 2024.

(2) Reflects the value of Mr. Smith’s restricted stock unit award; one-third of the award vested on December 18, 2024.

(3) Reflects the value of Mr. Thomas’ restricted stock unit award; two-thirds of the award vested on November 30, 2024.

2025 Incentive Plan Design and NEO Compensation

Following several years of maintaining the same general structure and design for both of our incentive compensation programs, changes were made to the STIP in 2024 that were designed to focus on key areas that are essential to achieving our strategic goals, including, but not limited to, reinforcing our commitment to employee safety and continuous improvement. In December 2024, February 2025, and March 2025, your Board approved several changes to the STIP that are designed to favor an approach that aligns pay and performance for both employees and investors. While O&M continues to remain a significant priority, the O&M KPI will be removed to further align with that of our peers. This removal will result in an increased focus on Core Earnings as our only standalone financial KPI. Overall weighting percentage for the financial KPIs will be maintained with weighting amounts for O&M shifting to the Core Earnings KPI. Additionally, in 2025, the Board approved simplifying the STIP design to be more in line with market practice which includes eliminating the need for an earnings gate or pool of funds, which is no longer necessary given the move to one earnings financial KPI. Each KPI whether financial or operational will be paid as earned.

Beginning with the 2025-2027 award cycle, the Committee approved moving from 100% performance-based RSUs, which settled partially in cash and partially in Company stock, to 40% time-based RSUs and 60% performance adjusted stock-based RSUs, each of which will settle entirely in Company stock, thereby, eliminating the cash-based component of the LTIP grants. We will maintain a weighting of 65% Core Earnings Per Share and 35% Relative TSR, with the absolute TSR cap on the performance-based awards if our TSR is negative over the three-year performance period. This change in program design will better align with peer practices by incorporating a time-based component as well as increase holding power and aid in retention efforts of our executives. The individual performance modifier, which began with the 2024-2026 cycle of LTIP grants, will be maintained for the 2025-2027 cycle. The modifier may be used to adjust the LTIP value at grant upward or downward by up to 15% within the limits of the total targeted cost of LTIP plan. No adjustments were made to the 2025-2027 LTIP grants for our NEOs.

Finally, the Board approved two new perquisites, Executive Physical and Executive Wealth Services, for select executives of the Company including our NEOs. The addition of these programs will more closely align with the perquisite usage of our peers and will also assist as a recruitment and retention tool.

52	FIRSTENERGY CORP.

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For 2025, target opportunities continue to be set at or near the Blended Median of our peer groups. The 2025 target compensation levels for the continuing NEOs are as follows:

Executive	2025 Base Salary Rate	2025 STIP (as a % of Base Salary)	2025 LTIP (as a % of Base Salary)

Brian X. Tierney	$1,500,000	150%	683%

K. Jon Taylor	$875,000	90%	325%

A. Wade Smith	$760,000	80%	250%

Hyun Park	$766,500	75%	225%

Toby L. Thomas	$630,000	70%	215%

Other Compensation Policies and Practices

Retirement Benefits

We offer retirement benefits to our NEOs through our qualified plan, the FirstEnergy Corp. Master Pension Plan, and our nonqualified supplemental plans, the FirstEnergy Corp. Amended and Restated Executive Deferred Compensation Plan (“EDCP”) and the FirstEnergy Corp. Cash Balance Pension Restoration Plan (“Cash Balance Restoration Plan”). The qualified plan benefit historically has been based on earnings, length of service, and age at retirement and is considered a defined benefit plan under the Internal Revenue Code (“IRC”). For employees hired or rehired on or after January 1, 2014, the qualified plan benefit uses a cash-balance formula based on age and service. The qualified plan benefit is subject to applicable federal and plan limits. The EDCP and Cash Balance Restoration Plan are designed to provide a benefit to executives that is competitive and comparable to that for our general employee population.

In recognition of Mr. Park’s extensive legal expertise, first-hand experience dealing with crisis situations, utility industry knowledge, and compliance focus, as well as to incentivize him to join the Company and to encourage retention, at the time of his hire, we agreed that Mr. Park would be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment. For more information, refer to the “Pension Benefits as of December 31, 2024” table on page 69. Retirement benefits for the NEOs are further discussed in the narrative section following the Pension Benefits table later in this proxy statement.

EDCP (Elective Deferrals)

NEOs may elect to defer a portion of their compensation into the EDCP. They may defer from 1% to 50% of base salary to a cash retirement account; from 1% to 85% of STIP awards to either a cash or stock account; and from 1% to 85% of LTIP awards to a stock account. The EDCP offers executives the opportunity to accumulate assets denominated both in cash and in Company common stock, on a tax-favored basis. Beginning in 2017, any deferral elections to a cash or stock account made by a participant will ultimately be paid only in cash based upon the participant’s distribution elections.

Earnings on deferrals in the EDCP stock accounts of NEOs track FirstEnergy shares. Earnings on deferrals into the cash retirement accounts of NEOs were credited at the Moody’s Corporate Long-term Bond Yield Index rate plus 3% for funds deferred prior to 2013 and the Moody’s Corporate Long-term Bond Yield Index rate plus 1% for funds deferred in 2013 and later. Any above-market earnings for 2024 are included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT.

Personal Benefits and Perquisites

The Company does not provide excessive perquisites to our NEOs.

In 2024, our NEOs could use the corporate aircraft for limited personal use. With CEO approval, other executives, including the NEOs, may from time to time use corporate aircraft for personal travel, which may include family travel. We have a written policy that sets forth guidelines regarding the personal use of corporate aircraft by executive officers and other employees in accordance

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with the IRS regulations and customary compensation practices. FirstEnergy’s executive relocation program provides reimbursement or payment for relocation-related expenses, including travel, temporary living expenses, new home closing costs, home sale assistance, and gross-up on certain relocation benefits for estimated federal, state and FICA taxes on expenses which are not tax deductible. The Committee believes the foregoing perquisites are reasonable, competitive, and consistent with our overall compensation philosophy.

In March 2025, the Board approved two new perquisites, Executive Physical and Executive Wealth Services, for select executives of the Company including our NEOs. The addition of these programs will more closely align with the perquisite usage of our peers and will also assist as a recruitment and retention tool.

Severance Benefits Upon an Involuntary Separation

In the event of an involuntary separation without cause, the CEO’s severance benefits, if any, are to be determined by the Committee, in its discretion, and approved by the independent members of the Board. All other NEOs are covered in the event of an involuntary separation under the FirstEnergy Executive Severance Benefits Plan as Amended and Restated as of December 20, 2016 (the “Executive Severance Plan”).

The Executive Severance Plan provides severance benefits to executives who are involuntarily separated due to the sale or closing of a facility, merger, acquisition, corporate restructuring, reduction in the workforce or job elimination. Benefits under the Executive Severance Plan are also offered if an executive rejects a job assignment that would result in the occurrence of any one or more of the following events: (1) a 15% or greater reduction in the executive’s then current base salary; (2) a requirement that the executive make a 50-mile or greater relocation from his or her current residence for reasons related to the new job; or (3) a requirement that the executive make a 50-mile or greater change in his or her daily commute from their residence to a new reporting location.

The Executive Severance Plan provides for three weeks of base salary for each full year of service with a minimum benefit of 52 weeks of base salary and a maximum benefit of 104 weeks of base salary. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates, not to exceed 18 months. Executives must pay taxes on any continuation of health care value in excess of what employees with the same level of service would receive under the FirstEnergy Employee Severance Plan.

On February 9, 2023, upon the recommendation of the Committee, the Board approved a new policy effective immediately that cash severance payable under the Executive Severance Plan or pursuant to any individual contract with an executive officer will not exceed 2.99 times the sum of the executive officer’s base salary plus target annual incentive opportunity under the STIP, unless the Company seeks shareholder approval.

CIC Plan

The Committee believes that your Company’s Change in Control Severance Plan (“CIC Plan”) is aligned with the market practices of our peer groups. All of the NEOs participated in the CIC Plan in 2024. The initial term of the CIC Plan commenced on January 1, 2017. Annually, the Committee reviews the CIC Plan for potential changes to be recommended to the Board for approval. If the Committee determines that no changes are needed, then the CIC Plan will automatically renew for an additional year. In September 2024, the Committee determined that no changes were needed and the term of the CIC Plan automatically extended to December 31, 2026 by its terms. All participating NEOs are eligible for the same level of benefits following a CIC and qualifying termination of employment (double-trigger), which include:

◾	A two-times base salary plus target STIP award multiplier for cash severance;

◾	The annual STIP paid at target, prorated for the number of days worked in the year;

◾	If the LTIP is not replaced by a buyer, LTIP awards will be paid at target, prorated for the number of full months worked in the cycle;

◾	Continued health and welfare coverage for two years;

◾	Outplacement services for one year following the CIC, capped at a value of $30,000; and

◾	Non-competition and non-disparagement obligations that protect the Company.

54	FIRSTENERGY CORP.

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Time-based restricted stock awards vest in full upon a CIC. There are no excise tax “gross-up” provisions. Payments are “cut back” in the event that an excise tax would otherwise apply to the safe harbor amount minus one dollar, unless the participant would receive greater after-tax proceeds absent such cutback. In such a case, the participating NEOs will receive payment of all CIC benefits and will be responsible for paying any excise tax imposed on the payment.

Share Ownership Guidelines for Executives

We believe it is critical for the interests of executives and shareholders to be clearly aligned. Therefore, the Committee maintains share ownership guidelines to promote meaningful stock ownership by our executives, including our NEOs. Your Company not only wants executives to meet their required share ownership levels in a timely manner, but also to build an ownership mentality and demonstrate commitment to aligning their interests with shareholders. These guidelines specify the value of Company shares that our participating executives must accumulate within five years of becoming an executive officer. Additionally, executives who are not on track to meet their required share ownership levels or have failed to achieve required share ownership levels within the five-year compliance period may be subject to the following consequences imposed at the discretion of the Committee, subject to approval by the Board:

◾	Reduce or eliminate the annual STIP award opportunity (as necessary) and consider replacement with a discretionary stock award; and/or

◾	Require executives to purchase sufficient shares to meet their required share ownership levels.

Each participating executive is required to retain all Company shares earned under equity grants or purchased or accumulated until the executive meets his or her share ownership guidelines. The specific share ownership guidelines are based on a multiple of an executive officer’s base salary, with the higher multiples applicable to the executives having the highest levels of responsibility.

The share ownership multiples for the NEOs who were executive officers as of December 31, 2024 were as follows:

Current Executive Officers	Share Ownership Multiple

Brian X. Tierney	7X base salary

K. Jon Taylor	4X base salary

A. Wade Smith	3X base salary

Hyun Park	3X base salary

Toby L. Thomas	3X base salary

To be consistent with an entirely performance-based long-term incentive plan design, unvested performance-adjusted RSUs are not counted as eligible shares for executives to meet their share ownership requirements. The following types of holdings apply toward the share ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan, including 60% of any unvested restricted stock;

◾	Shares owned through the FirstEnergy Corp. Savings Plan;

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an IRA; shares held by a spouse, or other beneficially owned shares, to the extent known by the Company; and

◾	Units deferred pursuant to the EDCP.

As of December 31, 2024, Messrs. Taylor and Smith have met their share ownership requirements. Messrs. Tierney, Park and Thomas have not yet met their share ownership requirements, but have until June 1, 2028, January 11, 2026, and November 30, 2028, respectively, to do so. Share ownership guidelines do not drive the establishment of compensation levels. The Committee reviews previously granted awards, both vested and unvested, that are still outstanding on a regular basis.

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Anti-Hedging and Pledging Policies
As described more in this section, we prohibit our employees (including officers) and directors from engaging in hedging or monetizing transactions that would allow them to own Company securities without the full risks and rewards of ownership, including economic exposure to potential decreases in the market value of Company securities.
Your Company has adopted formal policies as part of its insider trading compliance policy regarding securities transactions (the “Insider Trading Practice”), which includes policies regarding hedging practices. The following categories of “Covered Persons” are covered by our Insider Trading Practice:

◾	All of the Company’s independent directors;

◾	All officers (including NEOs) and employees of the Company and its affiliates and subsidiaries; and

◾	Any other persons that the Company determines should be covered, such as contractors, consultants and professional advisors who have access to material nonpublic information.
In addition to the Insider Trading Practice applying to Covered Persons, the following are also covered by our Insider Trading Practice:

◾	The portfolio manager and other individuals who can trade in (or make changes in investments in) Company Securities for the Covered Persons;

◾
The Covered Persons’ Related Persons (except family members who do not reside with a Covered Person — unless such family member confers with the Covered Person when making investment decisions in Company Securities or is directed, influenced or controlled by the Covered Person with respect to transactions in Company Securities); and

◾	Any entities that the Covered Persons influence or control.
For these purposes, we consider “Related Persons” of a Covered Person to be their family members and others who reside with them, and any family members who do not live with them but whose transactions in Company Securities are directed, influenced or controlled by them. In addition, “Company Securities” broadly includes all securities of the Company and of its direct and indirect subsidiaries, including but not limited to common stock, options, preferred stock, convertible debentures or other debt securities, and warrants (as well as derivative securities not issued by the Company or its subsidiaries, such as exchange-traded put or call options or swaps relating to any of the foregoing securities).
The Insider Trading Practice generally prohibits a Covered Person from engaging in certain transactions regarding Company Securities owned by them or that they beneficially own, but the Insider Trading Practice does not apply to transactions in Company Securities where such transactions are not initiated by the Covered Person or approved by them, or are not subject to their influence or control (such as mutual fund transactions in Company Securities). More specifically, the prohibition on pledging, hedging or other monetization transactions for Covered Persons explicitly covers a number of possible transactions:

◾	Company directors and Company “officers” (under Exchange Act Rule 16a-1(f)) are prohibited from engaging in short-term opposite-way trading within a six-month period; and

◾
Covered Persons are prohibited from engaging in short sales, trading in market-based put and call options or other non-compensatory
derivative securities, or engaging in specific hedging and monetization transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

In addition, under the Insider Trading Practice, certain “Designated Insiders” (Company directors, Company “Executive Officers” under Exchange Act Rule
3b-7,
Company “officers” under Exchange Act Rule
16a-1(f),
members of the Company’s executive council, members of its disclosure committee and certain other employees with regular access to financial information or otherwise as identified from time to time by the Company) are prohibited from holding Company Securities in a margin account, pledging Company Securities as collateral for a loan, or placing standing or limit orders on Company Securities that remain effective after the day on which they are placed (apart from Company-authorized Rule
10b5-1
trading plans). Other Covered Persons may place standing or limit orders on Company Securities that remain effective after the day on which they are placed, but only for short durations and in a manner that complies with Company restrictions and procedures set forth in the Insider Trading Practice (such as pre-clearance
procedures).

56	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Clawback Policies

Your Company has a clawback policy called the FirstEnergy Corp. Second Amended and Restated Executive Compensation Recoupment Policy (its “Discretionary Clawback Policy”), that covers all current or former executive officers, Section 16 officers and other selected executives. In 2019, the Compensation Committee approved enhancements to the Discretionary Clawback Policy to continue the previously existing clawback provisions in the event of a financial restatement of the Company, and to include clawback provisions in the event of certain other detrimental activity, as defined in the Discretionary Clawback Policy, resulting in significant operational, financial or reputational harm to the Company as determined in good faith by the Compensation Committee. In the event that the Company is required to file a financial restatement due to material noncompliance with financial reporting requirements under U.S. securities laws, regardless of misconduct or contribution to the restatement requirement, the clawback policy allows for recoupment of incentive-based compensation granted, vested or accrued after January 1, 2014, and during the three-year period preceding the filing of the accounting restatement, to the extent such compensation received exceeded what would have been received based on the corrected data relating to the restatement. In the event of significant or material operational, financial or reputational harm resulting from an executive’s detrimental activity, the Compensation Committee may direct the Company to recoup from such executive incentive-based compensation granted, vested or accrued in an amount as reasonably determined by the Compensation Committee in good faith. The Discretionary Clawback Policy is available on the Company’s website at https://firstenergycorp.com/content/fecorp/investor/corporate_governance/policies_charters.html.

On October 26, 2022, the SEC adopted final rules requiring the recovery of erroneously awarded compensation as required by the Dodd-Frank Act. The new rules required NYSE to establish listing standards that would require listed issuers to adopt and comply with a clawback policy mandating recovery of any excess compensation paid on the basis of a misstated financial reporting measure. The NYSE listing standards became effective October 2, 2023, and required all listed issuers to adopt a compliant clawback policy not later than December 1, 2023. The Board and Committee, respectively, undertook a dual policy approach in which the Board would adopt a new policy specifically for purposes of complying with the new SEC rules, called the FirstEnergy Corp. Compensation Clawback Policy (the “SEC Compliant Clawback Policy”), and the Committee would also revise the Discretionary Clawback Policy consistent with the new rules, as outlined below.

The SEC Compliant Clawback Policy applies only to the Company’s current and former Section 16 Officers and requires recovery of excess compensation erroneously awarded to the executive on or after October 2, 2023, of a misstated Financial Reporting Measure, as defined therein. The SEC Compliant Clawback Policy applies to compensation received during the three-year period preceding the date an accounting restatement is deemed to be required. The SEC Compliant Clawback Policy does not allow Committee discretion to pursue recovery, except in limited circumstances.

Section 16 Officers remain subject to the Discretionary Clawback Policy in that the Committee may, in its discretion, seek recovery of compensation from a Section 16 Officer in the event of detrimental activity. Effective October 1, 2023, the Committee amended the Discretionary Clawback Policy to clarify that there can be no double recovery when recoupment is sought as the result of an accounting restatement pursuant to the SEC Compliant Clawback Policy. The Discretionary Clawback Policy was also amended to align the accounting restatement triggers with those set forth in the SEC Compliant Clawback Policy such that non-Section 16 members of Executive Council may also be subject to a recoupment demand in the event of an accounting restatement, though such demand may be made at the Committee’s discretion. Recoupment under the Discretionary Clawback Policy will continue to be at the discretion of the Committee.

Risk Assessment of Compensation Programs

At the request of the Committee, Enterprise Risk Management (“Risk”) regularly conducts an independent assessment of the metrics identified as KPIs for STIP and LTIP, and their weightings and measurements as deemed appropriate. Risk participates in the discussions regarding the appropriateness of these measures with metric owners and leadership. Risks associated with the Company’s compensation policies, practices and programs are managed by a suite of reviews conducted by various management teams, including Enterprise Risk Management, Internal Audit, Human Resources, and Legal, as well as Farient. The purpose of these reviews is to ensure that the Company’s compensation programs align with our pay-for-performance compensation philosophy without encouraging excessive risk-taking. Specifically, management seeks to incent employees to perform at a high level and align our executives’ interests with our shareholders’ long-term interests while simultaneously balancing our shareholders’

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

concerns and discouraging excessive risk-taking. In this regard, the Company’s compensation structure contains various features intended to mitigate such risk. These features include, among others:

◾	The compensation structure is designed to link an appropriate portion of compensation to the Company’s long-term performance

◾	The periodic benchmarking of the compensation programs and overall compensation structure are used to evaluate the Company’s policies as compared to market practices

◾	Annual incentive compensation is based on multiple, diversified, company-based performance metrics, which are consistent with our long-term strategy

◾

Internal controls and standards of ethics and business conduct mitigate risk and support our compensation goals. We employ various auditing processes on a regular basis in an effort to assure compliance with these controls and standards and

◾

The Committee, comprised entirely of independent directors, oversees your Company’s compensation policies and practices and is responsible for reviewing, approving and, where appropriate, recommending Board approval for executive compensation (including base salary, incentive metrics, goals and targets), annual incentive compensation programs applicable to senior management employees, and other compensation plans as appropriate

For additional information regarding your Company’s risk management process and your Board’s role in risk oversight, see the related discussion in the “Corporate Governance and Board of Directors Information” section of this proxy statement.

Insider Trading Practice

As noted above, your Company has adopted the Insider Trading Practice, which applies to directors, officers, employees, and other covered persons, as well as the Company itself. We believe that the Insider Trading Practice is reasonably designed to promote compliance with insider trading laws, rules and regulations with respect to the purchase, sale and/or other dispositions of the Company’s securities, as well as the applicable rules and regulations of the NYSE.

Equity Award Grant Practices

The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board and the Committee will evaluate the appropriate steps to take in relation to the foregoing.

58	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

CD&A Glossary of Terms

Baseline O&M: Represents all Labor and Other-than-Labor expenses which are non-deferrable or do not have a regulatory means of recovery via riders or trackers, and therefore directly impact the Company’s Operating (non-GAAP) Earnings as reported externally.

Corporate/Other: The Corporate/Other business segment.

DART Rate: OSHA-recordable incidents that involve days away from work, days of restricted work activity, and/or days of job transfer in the period per 100 employees. DART cases are work-related injuries or illnesses that result in at least one day of lost time, transfer or restriction excluding the day of injury.

Detrimental Activity: Refers to an executive officer’s: (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company or any of its subsidiaries; (ii) breach of any contract with or violation of any fiduciary obligation to the Company or any of its subsidiaries, that results in (or was reasonably likely to result in) significant operational, financial or reputational harm (generally meaning behaviors resulting in financial harm or reputational damage to the Company or any of its subsidiaries) to the Company or any of its subsidiaries, such breach or violation may include, but is not limited to, engagement in any unethical conduct, fraud, dishonesty, violations of Company policy or the law, recklessness, gross negligence, failure to act, or other misconduct including but not limited to sexual harassment or misconduct, data security and/or privacy violations, or criminal activities; or (iii) engagement in conduct described in (ii) above that, even absent a breach of contract or violation of any fiduciary duty, is (or was reasonably likely to be) materially detrimental to the Company or any of its subsidiaries; in each case as determined by the Compensation Committee reasonably and in good faith.

Human Capital Management and Inclusion Index: Measures whether the Company met its hiring and supplier spend goals.

Engaged Customer Relationship (ECR) Score: External surveys conducted to capture the voice of customer for a compilation of metrics, which represent a balanced scorecard approach to measuring the full customer experience.

Environmental Excursions and Notices of Violation (NOVs): Measures issues related to air emissions, water discharges or other unauthorized releases from facilities, that exceed the allowable limitations, conditions or deadlines established in the facilities’ environmental permits and applicable NOVs issued by a federal, state or local regulatory agency for the violation of an environmental law or regulation.

KPI (Key Performance Indicators): Financial or operational metrics used to measure Company performance and aligned to our key business objectives. KPIs are used in setting threshold, target and stretch performance goals for our incentive compensation programs.

LCEs: Life Changing Events include life-threatening work-related injuries or illnesses that required immediate life-preserving rescue action, and if not applied immediately would likely have resulted in the death of that person; life-altering work-related injuries or illnesses that resulted in a permanent and significant loss of a major body part or organ, or function thereof, that permanently changes or disables that person’s normal life activity; and work-related fatalities.

Operating Earnings: Operating Earnings (non-GAAP) is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings (non-GAAP) reporting. Results for 2024 will include the following adjustments: in addition to the special items that adjust GAAP earnings to Operating (non-GAAP) earnings as reported externally, the impacts of unforeseen accounting and legislative or regulatory changes will be included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending.

Operating EPS: Measured on the performance of the Company’s contribution to operating earnings (non-GAAP) growth over the course of 2024-2026. Results for 2024 will exclude the following: in addition to the special items that adjust GAAP earnings to Operating (non-GAAP) earnings as reported externally, the impacts of unforeseen accounting and legislative or regulatory changes will be included as adjustments. Other strategic decisions may also

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending. External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources.

Operations Index: Metric made up of the following five components, weighted equally (refer to each component for a separate definition):

1.	SAIDI;

2.	TOF;

3.	ECR Score;

4.	Environmental Excursions and NOVs; and

5.	Reg Gen EFOR.

Reg Gen EFOR: The percentage of generation that was not available versus the amount of time a unit was requested to be online.

RSUs (Restricted Stock Units): An equity vehicle commonly used in long-term incentive programs to reward employees and promote ownership within the Company. RSUs represent the right to receive future delivery of actual stock or cash subject to vesting restrictions (service-based and/or performance-based).

Relative TSR (Relative Total Shareholder Return): The total return of a stock to a shareholder for our Company measured against the total return of stock for other companies within a selected peer group. The calculation is based on a set period (e.g., three years) and assumes that dividends are reinvested over this period. Relative TSR is a common performance measure used within long-term incentive plans and helps to align executive payouts to shareholder value creation.

SAIDI: Distribution System Average Interruption Duration Index is the average total duration of outage minutes in a year for each customer served adjusted for major storms.

TOF: Transmission Outage Frequency measures the transmission line frequency of outages (total number of transmission circuit outages divided by average number of circuits) on 100kV to 500kV circuits after adjustment for major events (Six Sigma). Transmission circuit outages are defined as any loss of flow, momentary or sustained, that is a result of an automatic switching operation. Scheduled outages, emergency forced outages, and operational outages are excluded from the calculation.

TSR (Total Shareholder Return): A measure of stock price appreciation and dividend payments over a period of time.

60	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Tables

This section sets forth tabular compensation information for your Company’s NEOs and is presented pursuant to applicable SEC requirements.

The Committee uses target total direct compensation to measure the compensation opportunities provided to your Company’s NEOs each year, as described in the CD&A section of this proxy statement. A summary of the 2024 target total direct compensation established by the Committee for each NEO is set forth on page 46.

2024 Summary Compensation Table

The following table summarizes the total compensation awarded or paid to or earned by each of our NEOs for the fiscal years ended December 31, 2024, 2023, and 2022, as applicable:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)	SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)

Brian X. Tierney President & CEO	2024	$1,511,539	$—	$10,197,274	$—	$186,854	$37,867	$11,933,534	$11,746,680
	2023	$876,923	$1,500,000	$22,267,685	$1,573,767	$49,154	$185,087	$26,452,616	$26,403,462

K. Jon Taylor SVP, CFO & Strategy	2024	$881,731	$—	$2,830,502	$—	$434,674	$114,252	$4,261,159	$3,826,485
	2023	$870,962	$—	$4,665,181	$939,479	$541,704	$32,955	$7,050,282	$6,508,578
	2022	$790,223	$—	$1,974,021	$661,438	$9,412	$32,131	$3,467,225	$3,457,813

A. Wade Smith President, FE Utilities	2024	$765,875	$—	$1,891,170	$—	$53,200	$169,569	$2,879,814	$2,826,614
	2023	$29,231	$1,500,000	$5,632,346	$—	$—	$228	$7,161,805	$7,161,805

Hyun Park SVP & Chief Legal Officer	2024	$735,616	$—	$1,634,879	$—	$108,238	$14,775	$2,493,508	$2,385,270
	2023	$725,154	$—	$1,539,342	$653,162	$89,494	$18,484	$3,025,635	$2,936,141
	2022	$691,978	$—	$1,584,261	$473,156	$98,743	$134,077	$2,982,215	$2,883,472

Toby L. Thomas Chief Operating Officer	2024	$604,615	$—	$1,284,022	$—	$36,301	$165,918	$2,090,856	$2,054,555
	2023	$50,769	$250,000	$1,957,547	$—	$1,662	$21,193	$2,281,172	$2,279,510

Christine L. Walker(1) Former SVP, Chief Human Resources Officer & Corporate Services	2024	$297,437	$—	$765,670	$—	$149,215	$1,719,111	$2,931,433	$2,782,218
	2023	$490,962	$—	$695,884	$383,845	$885,250	$32,288	$2,488,229	$1,602,979
	2022	$465,324	$—	$638,241	$275,332	$7,827	$22,828	$1,409,552	$1,401,725

(1) Ms. Walker no longer served as SVP, Chief Human Resources Officer and Corporate Services, effective as of July 31, 2024.

(2) The amounts set forth in the “Stock Awards” column for 2024 represent grants of performance-adjusted RSUs made under the 2020 Incentive Compensation Plan at the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” and are based on target amounts. The assumptions used in determining values for 2024 are reflected in Note 6 to the Notes to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2025. The grant date fair value at the maximum payout level for each of the NEOs for the 2024 LTIP awards would be as follows: Mr. Tierney: $20,394,549; Mr. Taylor: $5,661,004; Mr. Smith: $3,782,341; Mr. Park: $3,269,758; Mr. Thomas: $2,568,044; and Ms. Walker: $1,531,341. The value of these awards are not payable to the executive, if at all, until the vesting date or other qualifying event shown in the Outstanding Equity Awards at Fiscal Year-End 2024 table or the 2024 Post-Termination Compensation and Benefits table described later in this proxy statement.

(3) In February 2025, based on actual 2024 STIP results, the Committee recommended, and the independent members of the Board approved, zero payouts under the 2024 STIP.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

(4) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2024 reflect the aggregate increase in actuarial value to the NEOs of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The disclosure assumes 5.72% (qualified pension), 5.66% (nonqualified supplemental pension) and 5.37% (nonqualified cash balance restoration plan) are the discount rates for the present value obligation calculations. The change in values for the pension plans for 2024 are as follows: Mr. Tierney: $186,854; Mr. Taylor: $389,499; Mr. Smith: $53,200; Mr. Park: $108,238; Mr. Thomas: $36,082; and Ms. Walker: $91,970. The change in pension value is heavily dependent on the discount rate and mortality assumptions and does not represent the actual value of the change in pension benefit accrued by the NEO during the year. The formula used to determine the above market earnings equals 2024 total interest multiplied by the difference between 120% of the Long-Term Applicable Federal Rate (AFR) and the plan rate and divided by the plan rate. The above market earnings on nonqualified deferred compensation for 2024 are as follows: Mr. Taylor: $45,175; Mr. Thomas: $219; and Ms. Walker: $57,245.

(5) The following table sets forth detail about the amounts for 2024 in the “All Other Compensation” column and includes compensation not required to be included in any other column:

Name	401(k) Employer Contributions ($)(a)	Health Care Employer Contributions ($)(b)	Wellness Program ($)(c)	Charitable Matching ($)(d)	Group Personal Excess Liability ($)(e)	Life Insurance ($)(f)	Personal Aircraft Usage ($)(g)	Relocation ($)(h)	Payments Upon Separation ($)(i)	Unused PTO Payout ($)(j)	Total ($)

Brian X. Tierney	$10,351	$1,000	$—	$5,000	$2,417	$2,142	$11,609	$5,348	$—	$—	$37,867

K. Jon Taylor	$10,056	$1,000	$—	$—	$2,417	$1,250	$19,601	$—	$—	$79,928	$114,252

A. Wade Smith	$9,474	$1,000	$—	$4,400	$2,417	$1,085	$17,217	$133,976	$—	$—	$169,569

Hyun Park	$9,316	$1,000	$—	$1,000	$2,417	$1,042	$—	$—	$—	$—	$14,775

Toby L. Thomas	$7,637	$1,000	$—	$1,000	$2,417	$857	$—	$153,007	$—	$—	$165,918

Christine L. Walker	$10,352	$1,000	$10	$500	$2,417	$732	$7,517	$—	$1,625,189	$71,394	$1,719,111

a) The value of matching Company contributions under the FirstEnergy Corp. Savings Plan, which were subject to a maximum of $11,500.

b) The value of Company contributions to the NEOs’ Health Savings Accounts or FirstEnergy Corp. Savings Plan or cash.

c) The value of Company credits under the broad-based wellness program, which are subject to a maximum of $600 annually.

d) The value of charitable matching contributions for 2024. The Company provides a dollar-for-dollar match, up to $5,000 annually, of employee contributions to qualified nonprofit organizations and educational institutions.

e) Premiums for all NEOs covered under the group personal excess liability insurance policy in 2024.

f) Employer cost for basic life insurance premiums in 2024.

g) The value of the personal use of corporate aircraft is calculated based on the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs that do not change based on usage, such as pilots’ salaries, the amortized costs of the aircraft, and the cost of maintenance not related to trips are excluded. NEOs’ spouses and immediate family members may accompany NEOs on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use.

h) Given their recent hires in 2023, the value of benefits provided in 2024 for Messrs. Tierney, Smith, and Thomas under the Executive Relocation Package. FirstEnergy’s executive relocation program provides reimbursement or payment for certain relocation-related expenses including, but not limited to travel, temporary living expenses, new home closing costs, home sale assistance, and tax gross-ups on certain relocation expenses. The tax gross-ups totaled: $5,448 for Mr. Tierney; $55,301 for Mr. Smith; and $28,368 for Mr. Thomas and are included in the totals above.

i) In accordance with the terms of her severance agreement, Ms. Walker received a one-time supplemental payment of $504,858 to make up for the lost pension value due to the early retirement reduction resulting from separating within two years of full retirement benefits; a lump sum payout of $64,349 for 261 hours of her unused paid time off based on the effective pay rate as of the last day of her employment; $1,025,640 as severance pay under the Executive Severance Plan; and $30,342 for 327 hours of banked vacation earned prior to 2008 and based on the effective pay rate as of December 31, 2008.

j) In January 2024, the company paid out a one-time payment of any unused PTO that was allocated for COVID-19 related time off.

(6) The amounts set forth in the “SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings” column differ substantially from, and are not a substitute for, the amounts required to be reported in the Total column pursuant to SEC regulations. We are presenting this supplemental column to illustrate how the Compensation Committee views the annual compensation elements for the NEOs. The column adjusts the amount reported in the Total column, as determined under applicable SEC rules, by subtracting the value reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column to show how year-over-year changes in these values impact total compensation. The change in pension value amount reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column does not reflect current compensation and represents the present value of an estimated stream of payments to be made following retirement. The methodology used to report the change in pension value under applicable accounting rules is sensitive to external variables such as assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that do not relate to the Company’s performance and are outside of the control of the Compensation Committee.

62	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Grants of Plan-Based Awards in Fiscal Year 2024

The following table summarizes the stock awards granted to our NEOs during 2024 as well as threshold, target, and maximum amounts payable under the 2024 STIP and LTIP programs.

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	$1,125,001	$2,250,000	$4,500,001	—	—	—	—	—

Brian X. Tierney	2024 Performance- Adjusted RSUs – Cash-Based	3/1/24	2/7/24	—	—	—	23,447	93,789	187,577	—	$3,389,136
	2024 Performance- Adjusted RSUs – Stock-Based	3/1/24	2/7/24	—	—	—	47,101	188,404	376,808	—	$6,808,138
	STIP	—	—	$393,751	$787,500	$1,575,001	—	—	—	—	—

K. Jon Taylor	2024 Performance- Adjusted RSUs – Cash-Based	3/1/24	2/7/24	—	—	—	6,507	26,029	52,059	—	$940,597
	2024 Performance- Adjusted RSUs – Stock-Based	3/1/24	2/7/24	—	—	—	13,075	52,300	104,600	—	$1,889,905
	STIP	—	—	$304,000	$608,000	$1,216,000	—	—	—	—	—

A. Wade Smith	2024 Performance- Adjusted RSUs – Cash-Based	3/1/24	2/7/24	—	—	—	4,344	17,375	34,750	—	$627,861
	2024 Performance- Adjusted RSUs – Stock-Based	3/1/24	2/7/24	—	—	—	8,740	34,960	69,920	—	$1,263,309
	STIP	—	—	$273,751	$547,500	$1,095,001	—	—	—	—	—

Hyun Park	2024 Performance- Adjusted RSUs – Cash-Based	3/1/24	2/7/24	—	—	—	3,770	15,081	30,161	—	$544,949
	2024 Performance- Adjusted RSUs – Stock-Based	3/1/24	2/7/24	—	—	—	7,541	30,162	60,324	—	$1,089,930

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	$210,000	$420,000	$840,000	—	—	—	—	—

Toby L. Thomas	2024 Performance- Adjusted RSUs – Cash-Based	3/1/24	2/7/24	—	—	—	2,975	11,899	23,798	—	$429,987
	2024 Performance- Adjusted RSUs – Stock-Based	3/1/24	2/7/24	—	—	—	5,909	23,634	47,268	—	$854,035
	STIP	—	—	$96,994	$193,988	$387,976	—	—	—	—	—

Christine L. Walker	2024 Performance- Adjusted RSUs – Cash-Based	3/1/24	2/7/24	—	—	—	1,766	7,063	14,125	—	$255,215
	2024 Performance- Adjusted RSUs – Stock-Based	3/1/24	2/7/24	—	—	—	3,532	14,126	28,252	—	$510,455

(1) In accordance with FASB ASC Topic 718, the effective grant date for the 2024 performance-adjusted RSUs granted under the 2024 LTIP is March 1, 2024.

(2) In accordance with SEC rules, the dates set forth in the “Board Action Date” column for these awards represent the date your Board took action to grant the awards.

(3) The amounts set forth in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns reflect the potential payouts for each NEO under the 2024 STIP based upon (i) the Operating (non-GAAP) earnings hurdle required to fund the STIP pool of funds and (ii) the achievement of KPIs described in the CD&A. No payout may be made under the STIP if the funding hurdle or the threshold level of performance are not achieved. The amounts reported in this column were calculated using annualized STIP target opportunity levels as a percent of base salary, prorated for Ms. Walker’s separation effective July 31, 2024 as described in the CD&A.

(4) The amounts set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns reflect the threshold, target, and maximum potential payouts for each NEO under the 2024 LTIP, based upon the achievement of the performance measures described in the CD&A. The target amounts are reported in the Stock Awards column of the Summary Compensation Table. The Performance-Adjusted RSUs-Cash-Based amounts have been rounded in this table. If the threshold level of performance is not achieved, no payout will be made.

(5) The grant date fair value was computed in accordance with FASB ASC Topic 718 and is also reported in the “Stock Awards” column of the Summary Compensation Table. The Performance-Adjusted RSUs components are valued based on a Monte-Carlo simulation of $34.305 for the Operating EPS portion of the 2024 Performance-Adjusted RSUs and $39.536 for the Relative TSR portion of the 2024 Performance-Adjusted RSUs.

64	FIRSTENERGY CORP.

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Performance-Adjusted RSUs

The following chart summarizes the details of the 2024 LTIP grants:

Weighting	2/3rd stock-based and 1/3rd cash-based

Granted	Annually

Grant Date	In March

Grant Price	Average high and low stock price on the grant date (to convert the target LTIP opportunity for each eligible NEO into units); Monte Carlo simulation is used to determine the grant date fair value under FASB ASC Topic 718

Performance Period	Three years (January 1, 2024 through December 31, 2026); cliff vest (if earned) on March 1

Performance Measures	Cumulative Operating (non-GAAP) EPS and Relative TSR

Threshold Opportunity Payout	25%

Target Opportunity Payout	100% (capped at a target level of payout if the Company’s absolute TSR is negative for the three-year performance period)

Maximum Opportunity Payout	200%

Settled	Stock or cash, as applicable

Dividend Equivalent Units	Reinvested based on the average high and low stock price on the payable date, subject to same restrictions as initial grant

Payout	Based on the average high and low stock price on the vesting date

Performance-adjusted RSUs are described in the CD&A and are a component of our LTIP. Performance-adjusted RSUs settled in stock are treated as a fixed expense and performance adjusted RSUs settled in cash are treated as a mark-to-market expense for accounting purposes and are valued in accordance with FASB ASC Topic 718.

2025 PROXY STATEMENT	65

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Outstanding Equity Awards at Fiscal Year-End 2024

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2024:

	Stock Awards
Name	Grant Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Grant Type(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)

Brian X. Tierney	Restricted Stock(6)	107,653	$4,282,425	2023 Performance-Adjusted RSUs – Stock-Based	180,021	$7,161,235

	2022 Performance-Adjusted RSUs – Stock-Based	132,123	$5,255,853	2023 Performance-Adjusted RSUs – Cash-Based	89,616	$3,564,924

				2024 Performance-Adjusted RSUs – Stock-Based	194,185	$7,724,679

				2024 Performance-Adjusted RSUs – Cash-Based	96,667	$3,845,413

K. Jon Taylor	Restricted Stock(7)	55,273	$2,198,753	2023 Performance-Adjusted RSUs – Stock-Based	52,484	$2,087,814

	2022 Performance-Adjusted RSUs – Stock-Based	27,158	$1,080,345	2023 Performance-Adjusted RSUs – Cash-Based	26,121	$1,039,093

	2022 Performance-Adjusted RSUs – Cash-Based	13,498	$536,950	2024 Performance-Adjusted RSUs – Stock-Based	53,905	$2,144,341

				2024 Performance-Adjusted RSUs – Cash-Based	26,829	$1,067,258

A. Wade Smith	Restricted Stock(8)	65,009	$2,586,055	2023 Performance-Adjusted RSUs – Stock-Based	26,842	$1,067,775

	2022 Performance-Adjusted RSUs – Stock-Based	17,190	$683,818	2023 Performance-Adjusted RSUs – Cash-Based	13,341	$530,705

				2024 Performance-Adjusted RSUs – Stock-Based	36,033	$1,433,393

				2024 Performance-Adjusted RSUs – Cash-Based	17,909	$712,420

Hyun Park	2022 Performance-Adjusted RSUs – Stock-Based	21,752	$865,295	2023 Performance-Adjusted RSUs – Stock-Based	30,267	$1,204,021

	2022 Performance-Adjusted RSUs – Cash-Based	10,876	$432,647	2023 Performance-Adjusted RSUs – Cash-Based	15,134	$602,031

				2024 Performance-Adjusted RSUs – Stock-Based	31,088	$1,236,681

				2024 Performance-Adjusted RSUs – Cash-Based	15,544	$618,340

66	FIRSTENERGY CORP.

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	Stock Awards
Name	Grant Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Grant Type(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)

Toby L. Thomas	Restricted Stock(9)	2,828	$112,480	2023 Performance-Adjusted RSUs – Stock-Based	18,870	$750,649

	2022 Performance-Adjusted RSUs – Stock-Based	12,483	$496,574	2023 Performance-Adjusted RSUs – Cash-Based	9,501	$377,950

				2024 Performance-Adjusted RSUs – Stock-Based	24,360	$969,041

				2024 Performance-Adjusted RSUs – Cash-Based	12,265	$487,902

Christine L. Walker(10)	2022 Performance-Adjusted RSUs – Stock-Based	7,060	$280,847	2023 Performance-Adjusted RSUs – Stock-Based	6,462	$257,058

	2022 Performance-Adjusted RSUs – Cash-Based	3,530	$140,423	2023 Performance-Adjusted RSUs – Cash-Based	3,231	$128,529

				2024 Performance-Adjusted RSUs – Stock-Based	2,023	$80,475

				2024 Performance-Adjusted RSUs – Cash-Based	1,012	$40,257

(1) The awards set forth in the “Grant Type” columns of this table include time-based restricted stock awards and performance-adjusted RSUs. Performance-adjusted RSUs generally will vest, in whole or in part, or be forfeited at the end of a three-year performance period to the extent certified by the Committee and independent members of our Board, as further described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. Assuming that the underlying performance conditions are met, the vesting dates for the performance-adjusted RSUs are as follows: 2022 performance-adjusted RSUs – stock-based and cash-based (March 1, 2025); 2023 performance-adjusted RSUs – stock-based and cash-based (March 1, 2026); and 2024 performance-adjusted RSUs – stock-based and cash-based (March 1, 2027).

(2) The 2022 performance-adjusted RSUs (stock-based and cash-based) included in this column are deemed to be earned because the performance condition has been achieved, but such performance-based RSUs had not vested as of December 31, 2024. The number of shares set forth in this column is based on actual performance for the 2022 performance-adjusted RSUs (stock-based and cash-based).

(3) The number of shares set forth in both the “Number of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” columns include all dividends or dividend equivalents earned and reinvested through December 31, 2024, rounded up to the nearest whole unit or share.

(4) The values set forth in both the “Market Value of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested” columns are determined by multiplying the number of shares or units by our common stock closing price of $39.78 on December 31, 2024.

(5) Stock awards in this column include unearned performance-adjusted RSUs (at the target amount) for which the performance period has not ended.

(6) Mr. Tierney’s restricted stock award was granted on June 1, 2023 to help replace the economically equivalent value he forfeited from his previous employer and vests in equal amounts over a four-year period from the date of grant.

(7) Mr. Taylor’s restricted stock award was granted on March 1, 2023 to recognize exceptional performance and criticality of his role and vests over a four-year period with 25% of the award vesting after two years from the date of grant, another 25% vesting after a third year, and the remaining amount vesting after the fourth year.

(8) Mr. Smith’s restricted stock award was granted on December 18, 2023 to help replace the economically equivalent value he forfeited from his previous employer and vests in equal amounts over a three-year period from the date of grant.

(9) Mr. Thomas’ restricted stock award was granted on November 30, 2023 to help replace the economically equivalent value he forfeited from his previous employer and vests over a two-year period, with two-thirds vesting after one year from date of grant, and one-third vesting after two years.

(10) The number of shares or units and dollar values have been prorated in the table to reflect Ms. Walker’s separation from the Company, effective July 31, 2024. For more information about prorated awards and payouts for 2024, refer to the “Realized Compensation” section in the CD&A.

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Option Exercises and Stock Vested in 2024

The following table summarizes the vesting of stock awards held by our NEOs during 2024.

		Stock Awards
Name	Award Type	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(3)

Brian X. Tierney	2021 Performance-Adjusted RSUs (stock-based)	142,698	$5,180,651

	2021 Performance-Adjusted RSUs (cash-based)	—	—

	Restricted Stock Award	35,190	$1,394,248

K. Jon Taylor(4)	2021 Performance-Adjusted RSUs (stock-based)	71,483	$2,595,190

	2021 Performance-Adjusted RSUs (cash-based)	—	$1,289,806

A. Wade Smith	2021 Performance-Adjusted RSUs (stock-based)	8,665	$314,583

	2021 Performance-Adjusted RSUs (cash-based)	—	—

	Restricted Stock Award	32,498	$1,284,025

Hyun Park	2021 Performance-Adjusted RSUs (stock-based)	61,828	$2,244,666

	2021 Performance-Adjusted RSUs (cash-based)	—	$1,122,321

Toby L. Thomas	2021 Performance-Adjusted RSUs (stock-based)	7,866	$285,575

	2021 Performance-Adjusted RSUs (cash-based)	—	—

	Restricted Stock Award	5,654	$241,345

Christine L. Walker	2021 Performance-Adjusted RSUs (stock-based)	24,276	$881,340

	2021 Performance-Adjusted RSUs (cash-based)	—	$435,576

(1) For all NEOs, the number of shares set forth in the “Number of Shares Acquired on Vesting” column reflect the number of 2021 performance-adjusted RSUs (settled in stock), which vested on March 1, 2024. The number of shares includes dividend equivalent units earned and reinvested through the vesting date.

(2) The number of units from the 2021 performance-adjusted RSUs (settled in cash), which vested on March 1, 2024 are as follows: Mr. Taylor: 35,526.961; Mr. Park: 30,913.686; and Ms. Walker: 11,997.681. The number of units includes dividend equivalent units earned and reinvested through the vesting date.

(3) The amounts set forth in the “Value Realized on Vesting” column are based on the average high/low stock price on the vesting date, which was $36.305 for the 2021 performance-adjusted RSUs, and $39.62 for Mr. Tierney’s restricted stock award vested on June 1, 2024, $39.51 for Mr. Smith’s restricted stock award vested on December 18, 2024 and $42.685 for Mr. Thomas’ restricted stock award vested on November 30, 2024. The 2021 performance-adjusted RSUs for all NEOs were paid at 200% of target. The values of the restricted stock awards also include fractional shares paid in cash.

(4) For Mr. Taylor, the amounts include certain stock-based 2021 performance-adjusted RSUs that were deferred under the EDCP pursuant to his prior election as follows: 35,742 shares and $1,297,613.

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Post-Employment Compensation

Pension Benefits as of December 31, 2024

The following table provides information regarding the pension benefits of our NEOs as of December 31, 2024:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Brian X. Tierney(2)	Qualified Plan	2	$41,478	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	2	$194,530	—
	Total		$236,008	—
K. Jon Taylor	Qualified Plan	15	$405,756	—
	Nonqualified (Supplemental) Plan	15	$1,694,310	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$2,100,066	—
A. Wade Smith(2)	Qualified Plan	1	$24,150	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	1	$29,050	—
	Total		$53,200	—
Hyun Park(2)	Qualified Plan	4	$94,425	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	4	$244,925	—
	Total		$339,350	—
Toby L. Thomas(2)	Qualified Plan	1	$22,444	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	1	$15,300	—
	Total		$37,744	—
Christine L. Walker(3)	Qualified Plan	39	$2,091,221	—
	Nonqualified (Supplemental) Plan	39	$3,801,300	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$5,892,521	—

(1) The amounts set forth in the “Present Value of Accumulated Benefit” column are determined as of December 31, 2024, using the assumptions used for financial reporting purposes set forth in Note 5 of the Notes to Consolidated Financial Statements contained in our 2024 Form 10-K.

(2) As of December 31, 2024, Messrs. Tierney, Smith, and Thomas are not vested in their pension benefits. In recognition of Mr. Park’s extensive legal and energy sector expertise and in order to incentivize Mr. Park to join the Company as well as encourage retention, Mr. Park will be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment.

(3) Ms. Walker departed from the Company effective July 31, 2024.

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Pension Benefits

Qualified and Nonqualified Plans

We offer qualified and nonqualified pension plans to provide retirement benefits to our NEOs. We pay the entire cost of these plans. Retirement benefits from the qualified plan provided under the FirstEnergy Corp. Master Pension Plan (“Master Pension Plan”) are calculated using pensionable earnings up to the applicable federal and plan limits. The Master Pension Plan was amended to provide a cash-balance formula for all employees hired or rehired on or after January 1, 2014. In conjunction with the new cash-balance formula, the Company adopted a new nonqualified supplemental plan (“Cash Balance Restoration Plan”), which provides a benefit, based upon the cash-balance formula, to eligible executives hired or rehired on or after January 1, 2014, but without the restriction of federal limits that apply under the qualified pension plan. Mr. Taylor and Ms. Walker were hired prior to January 1, 2014, and are subject to the traditional supplemental pension formulas discussed below. Messrs. Tierney, Smith, Park, and Thomas were hired after January 1, 2014, and are subject to the cash-balance formula discussed below.

Traditional Supplemental Pension Plan: The traditional supplemental plan provided under the EDCP provides a benefit based upon the formula used in the qualified plan for pre-2014 hires but is calculated using all pensionable earnings without the restrictions of federal and certain plan limits. Based on the applicable formula of the plan under which the NEO is a participant, the retirement benefit from the qualified and nonqualified plans for pre-2014 hires will be the benefit determined using one or more of the following three formulas:

1.

Career Earnings Benefit Formula: A fixed (2.125%) factor is applied to the executive’s total career earnings to determine the accrued (age 65) career earnings benefit. Pensionable earnings under the career earnings formula generally include base salary, annual incentive awards, and other similar compensation.

2.	Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (“HAMBE”) times the sum of:

◾	1.58% times the first 20 years of benefit service

◾	1.18% times the next 10 years of benefit service

◾	0.78% times the next 5 years of benefit service

◾	1.10% times each year of benefit service in excess of 35 years and B is an amount equal to 0.32% times number of years of service (up to 35 years) times the difference between the HAMBE and the lesser of 150% of covered compensation or the Social Security Wage Base, except that B cannot be less than zero.

The HAMBE for the qualified plan are the highest 48 consecutive months of base earnings the executive had in the 120 months immediately preceding retirement or other termination of employment. Pensionable earnings under the qualified plan HAMBE formula generally include base salary and deferred compensation of base salary after 2004. The pensionable earnings under the nonqualified plan HAMBE formula are the same as the qualified plan described above except that deferred compensation of base salary excluded under the qualified plan and annual incentive awards that are paid or deferred are included. Covered compensation represents the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

3.

Final Average Total Pay (“FATP”) Formula: The pension benefit under FATP is calculated by determining the HAMBE, multiplying this amount by a fixed factor (1.2%) and then multiplying it by the number of years of Benefit Service at the time of separation or retirement. This amount is then divided by 12 to determine the accrued and vested monthly pension benefit amount.

Under the Master Pension Plan provisions for pre-2014 hires, normal retirement is at age 65 and the completion of five years of eligibility service. The earliest retirement is at age 55 if the employee has at least 10 years of eligibility service. Ms. Walker departed from the Company, and her reduced pension benefit is based on the Early Retirement Reduction Table below. Mr. Taylor will become eligible when he turns 55 in 2028, and subject to the FATP early retirement reduction table. The earliest retirement age without

70	FIRSTENERGY CORP.

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reduction for the qualified plan is age 60 with the exception of those covered under the FATP plan. The earliest retirement age without reduction for FATP is age 62.

Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

FATP Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
62 and up	100%
61	96%
60	92%
59	88%
58	84%
57	80%
56	76%
55	72%

Under the Master Pension Plan provisions for pre-2014 hires, the accrued benefits vest upon the completion of five years of service. The benefits generally are payable in the case of a married employee in the form of a qualified spouse 50% joint and survivor annuity or in the case of an unmarried employee in the form of a single life annuity. Unmarried employees can designate a non-spouse beneficiary to receive up to a 100% joint and survivor annuity depending upon the non-spousal beneficiary’s age. For the married employee, there also is an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision or a period certain annuity. The annuity provides a reduced monthly benefit, payable to the employee until death. If a joint and survivor annuity is chosen, the employee’s named beneficiary will receive 25%, 50%, 75%, or 100% of the employee’s benefit based on the employee’s and the beneficiary’s ages and the elected percentage to be continued after the employee’s death. Under the pop-up provisions, the monthly payment to the employee “pops-up” to the single life annuity amount if the beneficiary predeceases the employee. The period certain annuity provides a reduced benefit for the life of the employee and continues the benefit to the named beneficiary for a guaranteed period if the employee’s death occurs before the end of the 5, 10 or 15-year period, as elected. No further payments are made if the employee’s death occurs after the end of the elected period.

Cash Balance Formula and Cash Balance Restoration Plan: The Cash Balance Restoration Plan is a non-qualified plan providing certain key employees hired or rehired on or after January 1, 2014, with a benefit that is generally equal to the benefit that the participant would have been eligible to receive under the cash-balance formula of the qualified Master Pension Plan but for certain federal limitations.

Participants in the cash-balance formula of the Master Pension Plan receive a benefit amount based on a hypothetical account balance that is credited with Pay Credits and Interest Credits. A Pay Credit is credited annually and is equal to a percentage of the participant’s eligible compensation. Pensionable earnings include base salary, plus the following amounts paid within any specified period commencing on or after January 1, 2014: overtime pay; bonuses paid pursuant to a formal bonus program; annual incentives or cash sales incentive awards paid prior to termination of service; annual incentives that are earned after December 31, 2013, but deferred under a non-qualified plan; sales commissions; and lump sum merit awards. On December 31st of each year, the participant’s age (years and months) plus years of service (years and months) are added together to determine “points.” The

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participant’s points are used to determine the applicable Pay Credit percentage for the participant for that year, as shown in the chart below.

Points (age + service)	Pay Credit
Less than 40 points	4%
40 - 49 points	5%
50 - 59 points	6%
60 - 69 points	7%
70 - 79 points	8%
80+ points	9%

An Interest Credit is applied annually to a participant’s prior year account balance and is based on the 30-Year Treasury rate from November of the prior year.

A cash-balance participant will vest in their Master Pension Plan benefit after three years of eligible service. Regardless of the vested participant’s age at separation from service, the participant will have the option to defer or immediately commence their pension benefit at separation from service. Available forms of payment for the cash-balance portion of the Master Pension Plan include: Single Life Annuity, 50% Joint & Survivor Annuity, 75% Joint & Survivor Annuity, 100% Joint & Survivor Annuity and lump sum distribution. The Cash Balance Restoration Plan benefit is paid as a lump sum benefit as of the date of termination. Early reduction factors do not apply.

If the vested participant elects to defer the payment of the cash-balance benefit under the Master Pension Plan, annual Interest Credits will continue to apply until the participant elects to commence. If a vested participant dies before commencing benefits, a death benefit is generally payable to the participant’s surviving spouse or other beneficiary.

Effective as of their hires, Messrs. Tierney, Smith, Park, and Thomas are participants in the cash-balance formula of the Master Pension Plan and in the Cash Balance Restoration Plan. As of December 31, 2024, Messrs. Tierney, Smith, and Thomas are not eligible for a pension benefit until the completion of three years of eligibility service.

Nonqualified Deferred Compensation as of December 31, 2024

The following table summarizes nonqualified deferred compensation earned or contributed by or on behalf of our NEOs during 2024.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)

Brian X. Tierney	$—	$—	$—	$—	$—

K. Jon Taylor	$641,220	$—	$717,255	$—	$6,920,566

A. Wade Smith	$—	$—	$—	$—	$—

Hyun Park	$—	$—	$—	$—	$—

Toby L. Thomas	$423,484	$—	$385	$—	$12,397

Christine L. Walker	$—	$—	$189,846	$(10,977)	$2,294,808

(1) The amount set forth in the “Executive Contributions in Last FY” column for Mr. Taylor includes the deferral of: (a) 2024 base salary in the amount of $114,606; and (b) 2022-2024 stock-based RSUs deferred in the amount of $526,614. The amount for Mr. Thomas includes the deferral of: (a) 2024 base salary in the amount of $12,012; and (b) 2022-2024 stock-based RSUs deferred in the amount of $411,472. The base salary amounts are also included in the Salary column of the current year Summary Compensation Table.

(2) The compounded annual rate of return was 8.37% on pre-2013 retirement accounts, and 6.37% on the retirement accounts in 2013 and thereafter. The compounded annual rate of return on stock accounts was 13.2%, which includes dividends. The amounts set forth in the Aggregate Earnings in Last FY column include above-market earnings which have been reported in the Summary Compensation Table for 2024 as follows: Mr. Taylor: $45,175; Mr. Thomas: $219; and Ms. Walker: $57,245.

(3) The amounts set forth in the Aggregate Withdrawals/Distributions column include amounts distributed to Ms. Walker in accordance with their specified distribution elections.

(4) The amounts set forth in the “Aggregate Balance at Last FYE” column include amounts reported in the Summary Compensation Tables in prior years as follows: Mr. Taylor: $1,090,930; and Ms. Walker: $186,860. Messrs. Tierney, Smith, and Park did not have an outstanding balance as of December 31, 2024. Mr. Thomas was a new participant starting in 2024 and did not have amounts to report in prior years.

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EDCP

The EDCP is a nonqualified deferred compensation plan which provides for the voluntary deferral of compensation. Our NEOs may defer up to 50% of base salary, up to 85% of STIP awards and up to 85% of LTIP awards.

Two investment options are available under the EDCP. NEOs may direct deferrals of base salary and STIP awards to an annual cash retirement account, which accrues interest. The interest rate changes annually and is based upon the Moody’s Corporate Long-Term Bond Yield Index rate (later referred to as Moody’s). In 2024, the interest rate was based on the Moody’s rate plus one percentage point (6.37%) for amounts credited to accounts in 2013 or later and Moody’s plus three percentage points (8.37%) for amounts credited to accounts prior to 2013. NEOs may direct deferrals of STIP awards and performance-adjusted RSU LTIP awards to an annual stock account. The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of our common stock. Payments made with respect to any dividend equivalent units that accrue after May 17, 2014, are paid in cash.

Effective for deferral elections made on or after November 1, 2015:

◾	Participants may elect to defer RSUs only to the stock account, rather than to a separate RSU account and

◾

Participants may no longer elect to receive a distribution after three years (or any later date specified by the participant, in the case of RSUs), as all amounts deferred to the stock account, including deferred RSUs, will be held in that account until separation from service, death, or disability, at which point it will be transferred to a participant’s retirement account and paid only in cash based on their distribution elections for the retirement account

NEOs may elect to receive distributions from the cash retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years. Differing distribution elections may be made for retirement, disability, and pre-retirement death. In the event of involuntary separation prior to retirement eligibility, the accounts accrued and vested as of December 31, 2004, may be paid in a single lump sum payment or in three annual installments. In the event of a participant’s separation from service for reasons other than retirement, death or disability, accounts accrued on or after January 1, 2005, are paid in a single lump sum payment. Payments may not commence until separation from service. Amounts that were vested as of December 31, 2004, are available for an in-service withdrawal of the full account, subject to a 10% penalty. There is no in-service withdrawal option for retirement accounts accrued on or after January 1, 2005, other than as permitted for hardships under the EDCP.

For deferrals to the stock account prior to November 1, 2015, generally, stock account distributions were made in a lump sum payment in the form of our common stock at the end of the three-year period following the initial deferral, unless further deferred. If further deferred until termination or retirement (or for future deferrals, if termination occurred prior to the end of the initial three-year period, regardless of age at termination), the account was converted to cash, based upon the fair market value of the account at termination, and the balance was rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

2025 PROXY STATEMENT	73

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Potential Post-Employment Payments

2024 Post-Termination Compensation and Benefits

The following table summarizes the compensation and benefits that would be payable to our NEOs other than Ms. Walker, in the event of a separation of service as of December 31, 2024. Amounts payable to Ms. Walker upon her separation from the Company are disclosed below under the Departed NEO section.

	Retirement(1)	Involuntary Separation (Without Cause)	Termination Without Cause Following a CIC	Voluntary Termination (Pre-retirement Eligible)(1)	Involuntary Termination (For Cause)(1)	Death(1)	Disability(1)

Base Salary	Accrued through date of retirement	Accrued through date of termination	Accrued through date of CIC termination	Accrued through date of termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event

Severance Pay	N/A	3 weeks of pay for every full year of service (minimum of 52 weeks and capped at a maximum of 104 weeks), including the current year, calculated using base salary at the time of severance	2 times the sum of base salary plus target annual STIP award multiplier for cash severance	N/A	N/A	N/A	N/A

Health and Wellness Benefits	May continue unsubsidized coverage	Provided at active employee rates for severance period(2)	Provided at active employee rates for two years	Forfeited	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible

STIP Award	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award at target based on elapsed days of service	Forfeited	Forfeited	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award based on elapsed days of service and actual performance

Performance- Adjusted RSUs (Stock-Based and Cash-Based)	Issued a prorated award based on full months of service and actual performance	Issued a prorated award based on full months of service and actual performance	Issued prorated award based on full months of service at target value	Forfeited	Forfeited	Issued a prorated award based on full months of service at target value	Issued a prorated award based on full months of service and actual performance

Restricted Stock	Forfeited	Prorated portion of shares and all dividends accrued	Issued 100% of shares and all dividends accrued	Forfeited	Forfeited	Issued 100% of shares and all dividends accrued	Issued 100% of shares and all dividends accrued

EDCP (Elective Deferrals)	Payable as elected	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable in a lump sum upon termination	Payable as elected upon termination if retirement eligible; otherwise payable in a lump sum upon termination	Payable to survivor as elected	Payable as elected

Excise Tax Gross Up under Section 280G	No	No	No	No	No	No	No

(1) Benefits provided in these scenarios are provided to all employees on the same terms, if applicable.

(2) Active employee health and wellness benefits are provided under the Executive Severance Plan for the severance period, which is equal to three weeks for every year of service, including the current year (52 week minimum and 104 week maximum).

74	FIRSTENERGY CORP.

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The potential post-employment payments discussed in each termination section below disclose the estimated payments and benefits payable to the NEOs upon certain triggering events representing the enhanced or accelerated value of payments and benefits and do not include previously earned and vested amounts payable to such NEOs regardless of the applicable triggering event that have been accrued but not yet paid. The post-termination benefit calculations are based on the following assumptions:

◾	The amounts disclosed are estimates of the amounts that would be paid out to the NEOs based on the triggering event. The actual amounts can be determined only at the time of payment

◾

The amounts disclosed do not include benefits provided under the qualified plan, nonqualified supplemental plan and nonqualified cash balance restoration plan as described in the Pension Benefits section and shown in the Pension Benefits table (at the earliest commencement date without reduction) earlier in this proxy statement, unless expressly noted

◾

The amounts disclosed do not include compensation previously earned and deferred into the EDCP. The year-end account balances of the NEOs in the EDCP are set forth in the Nonqualified Deferred Compensation table earlier in this proxy statement. These amounts are payable to the NEO based on the distribution elections made by the NEO at the time the deferral was elected

◾	December 31, 2024, is the last day of employment.

◾

All employees, including the NEOs, are eligible for a full year payout based on actual performance under the STIP if they are employed on December 31, 2024. The 2024 STIP amounts are provided in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

◾	The LTIP and Other Awards Payments Under Termination table below includes performance-adjusted RSUs and restricted stock

◾	The closing common stock price on December 31, 2024, the last trading day of the year ($39.78), is applied to value performance-adjusted RSUs and restricted stock

◾	Actual performance is utilized for the 2022 performance-adjusted RSUs. Target payout is assumed for the 2023 and 2024 performance-adjusted RSUs

◾	Health care amounts are not disclosed since they are available to all employees under the same circumstances

Retirement/Voluntary Termination

In the event of a NEO’s retirement, the NEO’s outstanding equity awards would be prorated and vest based on actual performance as described in the 2024 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Award Payments Under Termination table below. Messrs. Tierney, Taylor, Smith, Park, and Thomas are not yet retirement eligible as of December 31, 2024, and their outstanding equity awards would be forfeited in the event of a voluntary termination.

The present value of the qualified plan, nonqualified supplemental plan, and the Cash Balance Restoration Plan benefits as shown in the Pension Benefits table reflects commencement of retirement benefits at the NEOs’ earliest age necessary to receive pension benefits without reduction. Ms. Walker is currently eligible to commence pension benefits in a reduced amount, as described in the Pension Benefits table above. Mr. Taylor is entitled to accrued and vested qualified plan and nonqualified supplemental plan benefits as shown in the Pension Benefits table, which cannot be commenced until he meets the age requirement. Mr. Park is a vested cash-balance participant and will have the option to defer or immediately commence his pension benefit upon separation from service. Messrs. Tierney, Smith, and Thomas were not yet vested in the qualified plan and Cash Balance Restoration Plan as of December 31, 2024.

Involuntary Separation

In the event of an involuntary separation, the CEO’s severance benefits, if any, would be determined by the Compensation Committee and approved by the independent members of your Board. The other NEOs are covered under the Executive Severance Plan. Under the Executive Severance Plan, executives are offered severance benefits if involuntarily separated when business conditions require the closing or sale of a facility, corporate restructuring, merger, acquisition, a reduction in workforce, or job elimination. Severance is also offered if an executive turns down a job assignment that: would result in a reduction of at least 15% in current base salary; contains a requirement that the executive must relocate from his or her current residence for reasons related to the new job; or would result in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than his or her current residence to his or her previous reporting location. The Executive Severance Plan provides three weeks of base pay for each full year of service with a minimum of 52 weeks and a maximum severance benefit

2025 PROXY STATEMENT	75

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of 104 weeks of base pay. In the event of a December 31, 2024, involuntary separation, lump sum severance pay would be provided as follows: Mr. Tierney – $1,500,000 (assuming the independent members of the Board approves the same level of benefits as the other NEOs would receive); Mr. Taylor – $875,000; Mr. Smith – $760,000; Mr. Park – $730,000; and Mr. Thomas – $600,000. Each of the NEOs would also be provided prorated vesting for certain outstanding equity as described in the 2024 Post-Termination Compensation and Benefits table and quantified in the LTIP and Other Awards Payments Under Termination table.

On February 9, 2023, upon the recommendation of the Compensation Committee of the Board, the Board approved a new policy effective immediately that cash severance payable under the Company’s Executive Severance Plan or pursuant to any individual contract with an executive officer will not exceed 2.99 times the sum of the executive officer’s base salary plus target annual incentive opportunity under the Short-Term Incentive Program, unless the Company seeks shareholder approval.

Termination Following a CIC

As described above, the NEOs were participants in the CIC Plan through December 31, 2024. Under the CIC Plan, certain enhanced benefits would be provided in the event of a termination without cause or for good reason within two years following a CIC. Under the Incentive Compensation Plans, it is our customary practice to require a qualifying termination of employment for acceleration of the vesting of equity awards in the event of a CIC rather than providing for accelerated vesting solely upon a CIC. In the event a NEO accepts benefits under the CIC Plan, the NEO would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the CIC Plan, and would be prohibited from disclosing trade secrets or other confidential information indefinitely.

Generally, pursuant to the CIC Plan and the Incentive Compensation Plan, a CIC is deemed to occur:

(1)

If any person acquires 25% or more of our voting securities (excluding acquisitions (a) directly from us, (b) by us, (c) by certain employee benefit plans, or (d) pursuant to a transaction meeting the requirements of item (3) (a) – (c) below) or

(2)	If a majority of our directors as of the date of the agreement are replaced (other than in specified circumstances) or

(3)	Upon the consummation of a major corporate event (defined to include reorganizations and certain asset sales) unless, following such transaction:

(a)	The same person or persons who owned our voting securities prior to the transaction own more than 60% of our voting securities after the transaction

(b)	No person or entity (with certain exceptions) owns 25% or more of our voting securities and

(c)	At least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction or

(4)	If our shareholders approve a complete liquidation or dissolution

For a complete CIC definition explanation, see the CIC Plan, and the Incentive Compensation Plan. The CIC severance benefits are triggered only if the NEO is terminated without cause or resigns for good reason within two years following a CIC. Good reason is generally defined as a material change, following a CIC, inconsistent with the individual’s previous job duties or compensation. The Incentive Compensation Plan only provide a termination without cause provision and do not have a good reason definition for the accelerated vesting of the equity awards. We do not gross up equity or cash awards to cover the tax obligations for executives.

In the event of a December 31, 2024 qualifying termination following a CIC, compensation in an amount equal to two times the sum of the amount of annual base salary plus the target annual STIP amount as applicable, in the year during which the date of termination occurs, whether or not fully paid, will be provided as follows: Mr. Tierney – $7,500,000; Mr. Taylor – $3,325,000; Mr. Smith – $2,736,000; Mr. Park – $2,555,000; and Mr. Thomas – $2,040,000. Any NEO having an outstanding restricted stock award would be issued 100% of shares and all dividends accrued upon a CIC. The value of the restricted stock award as well as any performance-adjusted RSUs are quantified in the LTIP and Other Awards Payments Under Termination table below. Excise tax and gross-up provisions are not provided under the CIC Plan. NEOs would be entitled to participate in the group health insurance plan for two years following the participant’s termination date. Finally, outplacement services are also offered to NEOs, for a one-year period, capped at $30,000.

76	FIRSTENERGY CORP.

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Death & Disability

In the event of a NEO’s death or Disability (as defined in the applicable plan documents) as of December 31, 2024, each of the NEOs would also be provided additional accelerated vesting for certain outstanding equity as described in the 2024 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Award Payments Under Termination table below.

LTIP and Other Award Payments Under Termination

In the event of a NEO’s separation of service as of December 31, 2024, the NEOs would be provided vested outstanding equity or cash awards as quantified in the LTIP and Other Award Payments Under Termination table below. Since 2010, awards of performance-adjusted RSUs require a termination without cause following a CIC for accelerated vesting. For purposes of the calculations in the table below, we have assumed the equity awards would be replaced by the successor prior to a termination without cause.

	Retirement/ Voluntary Termination(1)	Involuntary Separation(2)	Death(3)	Disability(4)	Termination Without Cause Following a CIC(5)

Brian X. Tierney	N/A	$18,663,823	$20,497,740	$20,497,740	$20,497,740

K. Jon Taylor	N/A	$6,130,260	$6,985,330	$6,985,330	$6,985,330

Wade Smith	N/A	$3,489,058	$4,997,621	$4,997,621	$4,997,621

Hyun Park	N/A	$3,210,914	$3,210,914	$3,210,914	$3,210,914

Toby L. Thomas	N/A	$1,764,330	$1,815,883	$1,815,883	$1,815,883

(1) Messrs. Tierney, Smith, and Park do not meet the retirement eligibility requirements under the LTIP as of December 31, 2024, since they do not have 10 years of service. Mr. Taylor was not eligible to retire as of December 31, 2024, since he was only 51 years old. Mr. Thomas was not eligible to retire as of December 31, 2024, since he was only 53 years old and did not have 10 years of service.

(2) The amounts set forth in the “Involuntary Separation” column represent the estimated amounts that would be payable to the NEO as a result of a December 31, 2024 involuntary severance without cause. LTIP awards are prorated based on full months of service. At the time of payment, the LTIP awards will be adjusted for actual performance. If we applied the actual performance results of 77% of target for the 2022-2024 cycle, the values would be as follows: Mr. Tierney – $17,181,118; Mr. Taylor – $5,674,027; Mr. Smith – $3,296,159; Mr. Park – $2,844,761; and Mr. Thomas – $1,624,246. The restricted stock awards for Messrs. Tierney, Taylor, Smith, and Thomas are prorated and paid at target for an involuntary separation.

(3) The amounts set forth in the “Death” column represent the estimated amounts that would be payable to the NEO as a result of a death on December 31, 2024. In the event of a death, the LTIP awards are prorated and payable at target based on the fair market value on the date of death. All restricted stock awards fully vest. LTIP amounts represented in the table are prorated based on full months of service at target.

(4) The amounts set forth in the “Disability” column represent the estimated amounts that would be payable to the NEO as a result of termination due to Disability on December 31, 2024. LTIP awards are prorated and payable at the end of the performance period and based on actual performance. If we applied the actual performance results of 77% of target for the 2022-2024 cycle, the values would be as follows: Mr. Tierney – $19,015,034; Mr. Taylor – $6,529,097; Mr. Smith – $4.804.722; Mr. Park – $2,844,761; and Mr. Thomas – $1,675,800. All restricted stock awards fully vest. LTIP amounts represented in the table are prorated based on full months of service at target.

(5) The amounts set forth in the “Termination Without Cause following a CIC” column represent the estimated amounts that would be payable to the NEO as a result of the double trigger vesting of awards effective as of December 31, 2024. Unvested restricted stock would fully vest at target in the event of a termination without cause following a CIC. LTIP awards are prorated at target in the event of a termination without cause following a CIC.

Departed NEO

FirstEnergy and Ms. Walker entered into a severance agreement (the “Agreement”) and Ms. Walker separated from her position as Senior Vice President, CHRO and Corporate Services, effective as of July 31, 2024. Upon Ms. Walker’s separation, her outstanding incentive awards were prorated. She did not receive accelerated vesting of any incentive awards. Due to the nature of Ms. Walker’s separation as a termination without cause, she was eligible to, and did receive, severance benefits under the Executive Severance Plan, including $1,025,640 as severance pay. Given the timing of Ms. Walker’s separation, the Board approved a one-time supplemental payment of $504,858 in exchange for the separation and severance agreement, and to make up for the lost pension value due to the early retirement reduction resulting from separating within two years of full retirement benefits. The Board also approved a lump sum payout of $64,349 for 261 hours of her unused paid time off based on the effective pay rate as of the last day of her employment.

2025 PROXY STATEMENT	77

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CEO Pay Ratio

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and our Compensation Committee annually reviews the internal pay ratio between our CEO’s total compensation and that for other NEOs and all non-executive employees.

For purposes of this pay ratio disclosure, we have calculated the CEO annual total compensation based on the compensation of Mr. Tierney, who served as President and CEO for 2024, and who was serving as President and CEO on the anniversary of the date used to identify the median employee in 2024, as permitted by SEC rules. Given that 2023 was the third and final year using the same median employee, we identified the median employee for use in comparing Mr. Tierney’s annual total compensation to the median of the annual total compensation of all employees (excluding Mr. Tierney) to calculate our 2024 pay ratio calculation.

The process that we used to determine our “median employee” in 2024 is summarized below:

For 2024, we identified the median employee by analyzing the compensation of approximately 12,200 full-time, part-time, seasonal and temporary employees who were employed by us on December 31, 2024, and who had Form W-2 reportable earnings for 2024, other than Mr. Tierney, who was serving as President and CEO at that time. As permitted by SEC rules, to determine the median employee, we calculated and ranked the taxable W-2 wages (Box 5) for 2024. Using this methodology, plus the consistently applied compensation measure, we identified our median employee for 2024.

We calculated the median employee’s annual total compensation for 2024 using the same calculation method as in the Summary Compensation Table, which resulted in median employee annual compensation of $118,994. As shown on the Summary Compensation Table, in 2024, Mr. Tierney’s CEO Compensation was $11,933,534. As a result, we estimate that the ratio of CEO annualized total compensation to median employee annual total compensation for 2024 is approximately 100:1. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described above. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

78	FIRSTENERGY CORP.

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Pay versus Performance
The following Pay Versus Performance table (“PVP Table”) provides
SEC-required
information about compensation for 2024 for this Proxy Statement’s NEOs, as well as our NEOs from our 2024, 2023, 2022 and 2021 Proxy Statements (each of 2020, 2021, 2022, 2023 and 2024, a “Covered Year”). The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:

◾	The information in columns (b) and (d) of the PVP Table comes directly from this year’s Summary Compensation Table (or prior years’ Summary Compensation Tables), without adjustment

◾
As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable PVP NEOs. However, these CAP amounts may not necessarily reflect the final compensation that our NEOs actually earned or received for their service in the Covered Years, respectively. As a result, we urge investors to use caution when evaluating CAP amounts and

◾
As required by the SEC’s PVP rules, we provide information in the PVP Table below about our cumulative absolute total shareholder return (“TSR”) results, cumulative TSR results for a peer group of companies identified in the PVP Table (“EEI TSR”), and our U.S. GAAP net income results (the “External Measures”) during the Covered Years. The peer group used for purposes of this PVP Table disclosure is substantially different than the comparator companies against which we evaluate relative TSR performance for our NEOs for purposes of our performance-adjusted RSU awards, as described above in the CD&A. As a result, we did not necessarily design our NEO compensation to move in tandem with improving, declining or steady achievement in these External Measures

Due to the use and weighting of the Operating Earnings performance measure in our STIP for 2024, we have determined that, pursuant to the SEC’s PVP rules, Operating Earnings should be designated as the “Company-Selected Measure” to be included in the far right column of the PVP Table below because we believe it is the most important financial measure that demonstrates how we sought to link executive pay to performance for 2024.

Pay Versus Performance Table (1)

Year (a)	SCT Total for PEO Jones (b)	SCT Total for PEO Strah (b)	SCT Total for PEO Somerhalder (b)	SCT Total for PEO Tierney (b)	Compensation Actually Paid to PEO Jones (c) (2)	Compensation Actually Paid to PEO Strah (c) (2)	Compensation Actually Paid to PEO Somerhalder (c) (2)	Compensation Actually Paid to PEO Tierney (c) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e) (2)	Value of Initial Fixed $100 Investment Based On:		Net Income (GAAP) (h)	Operating Earnings (i) (5)(6)(7)(8)(9)
											FE TSR	EEI TSR
											(f) (3)	(g) (4)

2024	N/A	N/A	N/A	$11,933,534	N/A	N/A	N/A	$9,000,746	$2,931,354	$2,081,504	$101.07	$127.32	$1,127	$1,514

2023	N/A	N/A	$4,497,007	$26,452,616	N/A	N/A	$4,847,129	$30,948,304	$4,478,599	$3,468,502	$89.30	$106.90	$1,176	$1,468

2022	N/A	$9,268,371	$3,663,808	N/A	N/A	$4,461,489	$3,931,015	N/A	$3,195,262	$3,846,919	$97.88	$117.09	$439	$1,376

2021	N/A	$10,714,062	N/A	N/A	N/A	$11,432,150	N/A	N/A	$4,368,522	$5,296,905	$93.42	$115.76	$1,283	$1,438

2020	$10,066,956	$5,792,232	N/A	N/A	($23,907,697)	($1,673,575)	N/A	N/A	$2,407,686	($614,173)	$65.94	$98.84	$1,079	$1,381
(1) The tables below summarize our principal executive officer(s) (“PEOs”) and non-PEOs
for 2020 to 2024 (although Mr. Somerhalder was a
non-PEO
named executive officer in 2021 and was included in the Summary Compensation Table for that year, his individual Summary Compensation Table Total amount is not included in the table above for 2021 because he was not our PEO for that year):

PEO 2020-2024
Name	Position Start Date	Position End Date

Brian X. Tierney	June 1, 2023	Current

John W. Somerhalder II	September 16, 2022	May 31, 2023

Steven E. Strah	October 29, 2020	September 16, 2022

Charles E. Jones	January 1, 2015	October 29, 2020

2025 PROXY STATEMENT	79

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Non-PEO Named Executive Officers 2020-2024
Name	2020	2021	2022	2023	2024

A. Wade Smith				✓	✓

Toby L. Thomas				✓	✓

John W. Somerhalder II		✓		✓

K. Jon Taylor	✓	✓	✓	✓	✓

Samuel L. Belcher	✓	✓	✓	✓

Hyun Park		✓	✓	✓	✓

Christine L. Walker	✓		✓		✓

Gary D. Benz	✓

Robert P. Reffner	✓	✓
(2) For each Covered Year, in determining both the CAP to our PEOs and the average CAP to our non-PEO
named executive officers for purposes of this PVP Table, we deducted from or added back to the total amounts of compensation reported in column (b) for such Covered Year the following amounts:

Item and Value Added (Deducted)	2024	2023	2022	2021	2020
SCT Total for Mr. Jones	N/A	N/A	N/A	N/A	$10,066,956
- change in actuarial present value of pension benefits					($2,983,653)
+ service cost of pension benefits					$447,581
+ prior service cost of pension benefits					N/A
- SCT Stock Awards column value					($6,028,833)
- SCT Option Awards column value					N/A
+ year-end fair value of outstanding equity awards granted in covered year					$0
+/- change in fair value of outstanding equity awards granted in prior years					$0
+ vesting date fair value of equity awards granted and vested in covered year					N/A
+/- change in fair value of prior-year equity awards vested in covered year					($6,068,010)
- prior year-end fair value of prior year equity awards forfeited in covered year					($19,341,739)
+ includable dividends/earnings on equity awards during covered year					N/A
Compensation Actually Paid for Mr. Jones	N/A	N/A	N/A	N/A	($23,907,697)

Item and Value Added (Deducted)	2024	2023	2022	2021	2020
SCT Total for Mr. Strah	N/A	N/A	$9,268,371	$10,714,062	$5,792,232
- change in actuarial present value of pension benefits			($691,253)	($1,869,542)	($2,512,170)
+ service cost of pension benefits			$348,485	$255,941	$244,302
+ prior service cost of pension benefits			N/A	N/A	N/A
- SCT Stock Awards column value			($6,601,055)	($5,755,252)	($1,614,667)
- SCT Option Awards column value			N/A	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year			$1,158,750	$6,567,574	$953,881
+/- change in fair value of outstanding equity awards granted in prior years			$511,316	$940,309	($3,464,040)
+ vesting date fair value of equity awards granted and vested in covered year			N/A	N/A	N/A
+/- change in fair value of prior-year equity awards vested in covered year			$466,876	$579,058	($1,073,113)
- prior year-end fair value of prior year equity awards forfeited in covered year			N/A	N/A	N/A
+ includable dividends/earnings on equity awards during covered year			N/A	N/A	N/A
Compensation Actually Paid for Mr. Strah	N/A	N/A	$4,461,489	$11,432,150	($1,673,575)

80	FIRSTENERGY CORP.

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Item and Value Added (Deducted)	2024	2023	2022	2021	2020
SCT Total for Mr. Somerhalder	N/A	$4,497,007	$3,663,808	N/A	N/A
- change in actuarial present value of pension benefits		N/A	($115,970)
+ service cost of pension benefits		$201,653	$98,356
+ prior service cost of pension benefits		N/A	N/A
- SCT Stock Awards column value		($3,166,015)	($2,188,623)
- SCT Option Awards column value		N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year		N/A	$2,442,000
+/- change in fair value of outstanding equity awards granted in prior years		$290,015	($59,917)
+ vesting date fair value of equity awards granted and vested in covered year		$3,008,323	N/A
+/- change in fair value of prior-year equity awards vested in covered year		$16,145	$18,941
- prior year-end fair value of prior year equity awards forfeited in covered year		N/A	N/A
+ includable dividends/earnings on equity awards during covered year		N/A	$72,421
Compensation Actually Paid for Mr. Somerhalder	N/A	$4,847,129	$3,931,015	N/A	N/A

Item and Value Added (Deducted)	2024	2023	2022	2021	2020
SCT Total for Mr. Tierney	$11,933,534	$26,452,616	N/A	N/A	N/A
- change in actuarial present value of pension benefits	($186,854)	($49,154)
+ service cost of pension benefits	$95,024	N/A
+ prior service cost of pension benefits	N/A	N/A
- SCT Stock Awards column value	($10,197,274)	($22,267,685)
- SCT Option Awards column value	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year	$10,525,290	$26,812,527
+/- change in fair value of outstanding equity awards granted in prior years	($1,914,653)	N/A
+ vesting date fair value of equity awards granted and vested in covered year	N/A	N/A
+/- change in fair value of prior-year equity awards vested in covered year	($1,254,321)	N/A
- prior year-end fair value of prior year equity awards forfeited in covered year	N/A	N/A
+ includable dividends/earnings on equity awards during covered year	N/A	N/A
Compensation Actually Paid for Mr. Tierney	$9,000,746	$30,948,304	N/A	N/A	N/A

Item and Value Added (Deducted)	2024	2023	2022	2021	2020
Average SCT Total for Non-PEO Named Executive Officers	$2,931,354	$4,478,599	$3,195,262	$4,368,522	$2,407,686
- change in actuarial present value of pension benefits	($135,798)	($209,411)	($24,686)	($136,884)	($817,630)
+ service cost of pension benefits	$96,470	$95,864	$146,164	$75,895	$119,874
+ prior service cost of pension benefits	N/A	N/A	N/A	N/A	N/A
- SCT Stock Awards column value	($1,681,249)	($3,119,704)	($1,515,633)	($2,293,441)	($899,385)
- SCT Option Awards column value	N/A	N/A	N/A	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year	$1,599,222	$2,753,339	$1,601,589	$2,791,195	$531,321
+/- change in fair value of outstanding equity awards granted in prior years	($272,966)	($534,263)	$244,735	$334,706	($1,561,408)
+ vesting date fair value of equity awards granted and vested in covered year	N/A	N/A	N/A	N/A	N/A
+/- change in fair value of prior-year equity awards vested in covered year	($455,530)	$120,922	$199,488	$156,913	($394,631)
- prior year-end fair value of prior year equity awards forfeited in covered year	N/A	($116,843)	N/A	N/A	N/A
+ includable dividends/earnings on equity awards during covered year	N/A	N/A	N/A	N/A	N/A
Compensation Actually Paid for non-PEO Named Executive Officers	$2,081,504	$3,468,502	$3,846,919	$5,296,905	($614,173)
(3) For each Covered Year, our absolute total shareholder return was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on NYSE on December 31, 2019 ($48.60 per share) through and including the last day of the Covered Year (each one-year,
two-year,
three-year, four-year and five-year periods, a “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period ($39.78 per share for December 31, 2024, $36.66 per share for December 31, 2023, $41.94 per share for December 31, 2022, $41.59 per share for December 31, 2021 and $30.61 per share for December 31, 2020), divided by (b) our closing share price at the beginning of the Measurement Period ($48.60 per

2025 PROXY STATEMENT	81

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share). Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the Covered
Year-end
values of such investment as of the end of 2024, 2023, 2022, 2021 and 2020, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4) For purposes of this pay versus performance disclosure, our peer group is EEI’s Index of Investor-Owned Electric Utility Companies (the “Peer Group”). For each Covered Year, our peer group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 through the Measurement Period, assuming dividend reinvestment for the entities in the Peer Group (on a weighted basis depending on the respective entity’s stock market capitalization at the beginning of the Measurement Period).
(5) For 2020, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2020 excluded the following: (i) the impacts associated with restructuring the business or other strategic decisions including the associated tax impacts,
(ii) non-deferred
major storm O&M expenses above or below the budgeted amount of $38 million, and (iii) the impacts of legal reserves or related expenses. External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources.
(6) For 2021, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2021 excluded the following: (i) the impacts of O&M costs for storms that are considered major events, such as named storms (tropical storms, hurricanes, and winter storms) with total costs of $20 million or higher (except that all other storm costs, including all capital costs for storms, will not be excluded), (ii) the impacts of unforeseen legislative or regulatory changes (i.e., tax reform, SEC/DOJ penalties and fines as a result of the ongoing investigations) or other strategic decisions that are approved by the Finance and Compensation Committees including but not limited to accelerated O&M spending and variances to budget around interest costs under the Company’s liquidity management strategy.
(7) For 2022, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2022 included the following adjustments: the impacts of unforeseen accounting, legislative or regulatory changes were included as adjustments. Other strategic decisions may also apply if they are approved in advance by the finance and compensation committees, including but not limited to accelerated O&M spending.
(8) For 2023, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2023 included the following adjustments: in addition to the special items that adjust GAAP earnings to Operating
(non-GAAP)
earnings as reported externally, the impacts of unforeseen accounting and legislative or regulatory changes were included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending.
(9) For 2024, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2024 included the following adjustments: in addition to the special items that adjust GAAP earnings to Operating
(non-GAAP)
earnings as reported externally, the impacts of unforeseen accounting and legislative or regulatory changes were included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending.
Descriptions of Relationships Between CAP and Certain Financial Performance Measure Results
The following charts provide, across the Covered Years, a description of the relationships between (1) our cumulative total shareholder return and the cumulative total shareholder return of the Peer Group, (2) the compensation actually paid to the PEOs and the financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above, and (3) average compensation actually paid to our non-PEO
named executive officers and
the
financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above.
CAP to our PEO, Mr. Tierney, totaled $9 million in 2024, down from $30.9 million in 2023. This decrease corresponds with 2023 being Mr. Tierney’s first year as PEO which included a combination of a one-time
hiring bonus and performance-based and time-based restricted awards. CAP to our non-PEO
NEOs averaged $2.1 million in 2024, down from $3.5
million
in 2023. This decrease corresponds with changes in the composition of our NEOs and a modest decline in stock price performance in the latest year. The charts below further illustrate the relationships between CAP to our PEOs and non-PEO
NEOs and financial performance measures over the past five years.

82	FIRSTENERGY CORP.

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Relationship of Compensation Actually Paid to TSR
Compensation Actually Paid
TSR
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
-$10,000,000
-$20,000,000
-$30,000,000
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
2019
2020
2021
2022
2023
2024
CAP Jones
CAP Strah
CAP Somerhalder
CAP Tierney
CAP Avg Non-PEO
FE TSR
EEI TSR

Relationship of Compensation Actually Paid to Net Income
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
-$10,000,000
-$20,000,000
-$30,000,000
Compensation Actually Paid
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Net Income (dollars in millions)
2020
2021
2022
2023
2024
CAP Jones
CAP Strah
CAP Somerhalder
CAP Tierney
CAP Avg Non-PEO
Net Income

2025 PROXY STATEMENT	83

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Relationship of Compensation Actually Paid to Operating Earnings
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
-$10,000,000
-$20,000,000
-$30,000,000
Compensation Actually Paid
$1,550
$1,500
$1,450
$1,400
$1,350
$1,300
Operating Earnings (dollars in millions)
2020
2021
2022
2023
2024
CAP Jones
CAP Strah
CAP Somerhalder
CAP Tierney
CAP Avg Non-PEO
Operating Earnings

2024 Tabular List
The following Tabular List provides the four
financial performance measures that we believe represent the most important financial performance measures we used to link compensation actually paid to our named executive officers for fiscal 2024 to our performance:

Operating Earnings
Baseline O&M
3-Year Cumulative Operating EPS
Total Shareholder Return

84	FIRSTENERGY CORP.

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Director Compensation in Fiscal Year 2024

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Heidi L. Boyd(6)	$—	$—	$—	$—	$—

Jana T. Croom	$115,000	$159,908	$—	$—	$274,908

Steven J. Demetriou	$130,000	$159,908	$—	$—	$289,908

Lisa Winston Hicks	$192,038	$159,908	$—	$—	$351,946

Paul Kaleta	$181,046	$159,908	$—	$—	$340,954

Sean T. Klimczak(6)	$—	$—	$—	$—	$—

James F. O’Neil III	$135,000	$159,908	$—	$—	$294,908

John W. Somerhalder II	$265,000	$259,818	$—	$—	$524,818

Leslie M. Turner	$140,000	$159,908	$—	$—	$299,908

Melvin D. Williams	$172,038	$159,908	$—	$—	$331,946

(1) Brian X. Tierney, Board Chair, President, and CEO, is excluded from this table, as he does not receive an incremental compensation for his service as Chair of the Board. Compensation received by Mr. Tierney for 2024 is shown in the “2024 Summary Compensation Table” above.

(2) The amounts set forth in the Fees Earned or Paid in Cash column consist of fees earned in cash whether paid in cash, deferred into the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (“DDCP”) or elected to be received in stock in lieu of cash.

(3) The amounts set forth in the Stock Awards column represent the equity retainer received under the FirstEnergy Corp. 2020 Incentive Compensation Plan (“2020 Incentive Plan”) in the form of shares of common stock. Each amount constitutes the aggregate grant date fair value of stock awards for fiscal 2024 calculated in accordance with “FASB” ASC Topic 718. The equity retainer is typically paid in quarterly installments. The fair value per share on the grant dates for each director listed in the table was: $38.33 on April 1, 2024; $38.48 on July 1, 2024; $44.41 on October 1, 2024; and $39.99 on January 2, 2025. Share amounts are rounded down to the nearest whole share. There were no option awards or stock awards outstanding as of December 31, 2024.

(4) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect only the above-market earnings on nonqualified deferred compensation. There are no pension values for non-employee directors. The formula used to determine the above market earnings equals 2022 total interest multiplied by the difference between 120 percent of the AFR and the plan rate and divided by the plan rate.

(5) The amounts set forth in the “All Other Compensation” column include compensation not required to be included in any other column. No such compensation occurred in 2025.

(6) Ms. Boyd and Mr. Klimczak did not receive compensation for their service on the Board pursuant to arrangements with Blackstone.

2025 PROXY STATEMENT	85

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Compensation of Directors

We use a combination of cash and equity-based incentive compensation in order to attract and retain qualified candidates to serve on your Board. Equity compensation provides incentives to directors linking their personal interests to our long-term financial success and to increases in shareholder value. In setting director compensation, we take into consideration the significant amount of time that directors spend in fulfilling their duties to us as well as the skill level required of members of your Board. A review is performed every other year to help ensure the competitiveness of non-employee director compensation. Only non-employee directors receive the compensation described below for their service on your Board. Further, pursuant to arrangements with Ms. Boyd (and previously Mr. Klimczak) and Blackstone, Ms. Boyd and Mr. Klimczak do not, and did not, respectively, receive compensation for their service on the Board and are not required to participate in share ownership guidelines.

Fee Structure

For 2024, each non-employee director received an annual cash retainer of $115,000 and an annual equity retainer valued at approximately $160,000 and paid in the form of our common stock. The Chairs of the Governance, Corporate Responsibility and Political Oversight; Finance; and Operations and Safety Oversight Committees each received an additional $15,000 cash retainer in 2023 for serving as a committee chairperson. The Chair of the Audit Committee received an additional $25,000 cash retainer in 2024, and the Chair of the Compensation Committee received an additional $20,000 in 2022. Mr. Somerhalder was entitled to an additional $250,000 ($150,000 in cash and $100,000 in equity) for his role as Non-Executive Chair in 2024. Ms. Hicks is entitled to an additional $35,000 cash retainer for her role as Lead Independent Director. Ms. Turner currently directs the Company to pay her cash retainers to her wholly owned limited liability company, and therefore, her cash retainers are not eligible for deferral as described below. The total annual compensation of each non-employee director shall not exceed the value of $750,000 in the aggregate of all cash compensation and the value of the applicable equity retainer.

Equity and cash retainers and chairperson retainers were paid in quarterly installments. Any equity compensation and any compensation deferred into equity was granted under the 2020 Incentive Plan. Directors are responsible for paying all taxes associated with cash and equity retainers. We do not gross up equity grants to directors to cover tax obligations.

Effective January 1, 2025, the annual rate for the cash and equity retainers were increased to $120,000 and $170,000, respectively. Further, following Mr. Tierney’s appointment as Chair, effective January 1, 2025, Mr. Somerhalder is no longer eligible for additional fees related to his previous role as Non-Executive Chair.

Temporary Fee Structures

Beginning July 2021, the Special Litigation Committee approved an additional cash fee of $3,750 per quarter for Mr. Kaleta in his expanded role as chair of the Special Litigation Committee, and additional cash fees of $17,500 per quarter for members of the Special Litigation Committee for their service on the committee. The Special Litigation Committee was dissolved August 6, 2024. Members were paid a pro-rated amount for the third quarter of 2024 and these fees are no longer in effect.

Share Ownership Guidelines

We believe it is critical that the interests of directors and shareholders be clearly aligned. As such, similar to the NEOs identified in the CD&A, directors are also subject to share ownership guidelines. Within 90 days of their election to your Board, a director must beneficially own a minimum of 100 shares of our common stock. Within five years of joining your Board, each director is required to own shares of our common stock with an aggregate value of at least six times the annual cash retainer (currently $720,000 in common stock). Each director has either attained the required share ownership guideline or is expected to attain the required share ownership guideline within the allotted amount of time. The share ownership guidelines are reviewed by the Compensation Committee for competitiveness on an annual basis and were last reviewed at the Compensation Committee’s July 2024 meeting.

86	FIRSTENERGY CORP.

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For 2024, the following directly and indirectly held shares were included in determining whether a non-employee director met his/her ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan;

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an individual retirement account (“IRA”), shares held by a spouse, or other beneficially owned shares, to the extent known by the Company; and

◾	All units held in the DDCP, discussed below, which units are payable in shares.

Deferred Compensation Plan for Outside Directors

The DDCP is a nonqualified deferred compensation plan that provides directors the opportunity to defer compensation. Directors may defer up to 100 percent of their cash retainer into cash or stock accounts. Deferrals into the cash account can be invested in one of nine funds, similar to the investment funds available to all of our employees through the FirstEnergy Corp. Savings Plan, or in a Company-paid annually adjusted fixed income account. The Company paid interest at an annual rate of 4.02% on funds deferred into cash accounts beginning in 2013 and 6.02% on funds deferred into cash accounts prior to 2013. The interest rate received by the directors is the same rate received by all participants under the EDCP, as discussed further in the CD&A above.

For stock accounts, dividend equivalent units are accrued quarterly and applied to the directors’ accounts on each dividend payment date using the closing price of our common stock on that date. Payments made with respect to any dividend equivalent units that accrue after January 21, 2014, will be paid in cash.

Other Payments or Benefits Received by Directors

The corporate aircraft is available, when appropriate, for transportation to and from Board and committee meetings and training seminars. Mr. Somerhalder had the use of an office and administrative support with respect to carrying out his duties as non-executive Chair of the Board during his time serving in such role in 2024. The Company pays all fees associated with director and officer insurance and business travel insurance for our directors. In 2024, our directors were eligible to receive perquisites including limited personal use of corporate aircraft and matching charitable contributions, the collective value of which was less than $10,000 for each director. Directors are responsible for paying all taxes associated with perquisites and personal benefits.

All directors have entered into written indemnification agreements, which are intended to secure the protection for our directors contemplated by our Code of Regulations and Ohio law. Each indemnification agreement provides, among other things, that we will, subject to the agreement terms, indemnify a director if by reason of their corporate status as a director, the person incurs losses, liabilities, judgments, fines, penalties, or amounts paid in settlement in connection with any threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by a director, subject to certain exceptions, in connection with proceedings covered by the indemnification agreement. As a director and officer, the agreement for Mr. Tierney addresses indemnity in both roles.

2025 PROXY STATEMENT	87

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Security Ownership of Management

The following table shows shares of common stock beneficially owned (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) as of March 17, 2025, by each director, director nominee, the NEOs, and all directors, director nominees and executive officers as a group. According to the rules adopted by the SEC, a person “beneficially owns” securities if the person has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise.

Name	Class of Stock	Shares Beneficially Owned(1)(2)	Percent of Class(3)

Heidi Boyd	Common	—	*

Jana T. Croom	Common	2,673	*

Steven J. Demetriou	Common	12,431	*

Lisa Winston Hicks	Common	2,551	*

Paul Kaleta	Common	2,051	*

James F. O’Neil III	Common	5,682	*

Hyun Park	Common	67,452	*

A. Wade Smith	Common	98,075	*

John W. Somerhalder II	Common	155,641	*

K. Jon Taylor	Common	103,558	*

Toby L. Thomas	Common	12,782	*

Brian X. Tierney	Common	279,626	*

Leslie M. Turner	Common	4,497	*

Christine L. Walker	Common	47,828	*

Melvin D. Williams	Common	2,783	*

All Directors and Executive Officers as a Group (17 people)	Common	966,473	*(3)

(1) The amounts set forth in this column include any shares with respect to which the executive officer, NEO or director may directly or indirectly have sole or shared voting or investment power. Unless otherwise noted below, each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned.

(2) Deferred shares and other amounts payable in stock under the DDCP are held as stock units and are not beneficially owned (as defined in Rule 13d-3 under the Exchange Act) and are therefore not included in the table above. However, such stock units are counted for purposes of non-employee director share ownership guidelines. The stock unit holdings of the directors under the DDCP are as follows.

Name	Director Deferred Stock Units Payable in Stock

Jana T. Croom	8,708

Steven J. Demetriou	23,695

Lisa Winston Hicks	12,863

Paul Kaleta	12,863

James F. O’Neil III	43,252

Leslie M. Turner	22,957

(3) The percentage of shares beneficially owned by each director or executive officer, or by all directors and executive officers as a group, does not exceed one percent of the class.

(4) Ms. Boyd did not receive compensation for her service on the Board pursuant to arrangements with Blackstone and Ms. Boyd.

88	FIRSTENERGY CORP.

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Security Ownership of Certain Beneficial Owners

The following table shows all persons who are known by the Company to be the beneficial owner (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) of more than five percent of the outstanding shares of common stock of the Company as of March 17, 2025.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Shares Outstanding(7)	Voting Power Number of Shares		Dispositive Power Number of Shares
			Sole	Shared	Sole	Shared

Capital World Investors(1) 333 South Hope Street, 55th Floor, Los Angeles, CA 90071	78,303,282	13.6%	78,078,787	—	78,303,282	—

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	64,891,959	11.31%	—	920,948	62,373,615	2,518,344

BlackRock Inc.(3) 50 Hudson Yards New York, NY 10001	41,506,767	7.2%	39,057,702	—	41,506,767	—

State Street Corporation(4) 1 Congress St, Suite 1 Boston, MA 02111	41,234,821	7.19%	—	29,506,388	—	41,147,498

Blackstone Inc.(5) 345 Park Avenue New York, NY 10154	28,832,099	5.1%	28,832,099	—	28,832,099	—

(1) Based solely on the most recently available Schedule 13G/A filed with the SEC on November 13, 2025.

(2) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 13, 2024.

(3) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 29, 2024.

(4) Based solely on the most recently available Schedule 13G/A filed with the SEC on January 30, 2024.

(5) Based solely on the most recently available Schedule 13D/A filed with the SEC on June 6, 2022

(6) Percentages of shares beneficially owned are as reported on the applicable Schedule 13G/A or Schedule 13D/A.

Compensation Committee Interlocks and Insider Participation

Effective May 24, 2024, the members of the Compensation Committee were James F. O’Neil III, Heidi L. Boyd, Steven J. Demetriou, Paul Kaleta and Lisa Winston Hicks. No member of the Compensation Committee during 2024 met the criteria to be considered to have an interlock or insider participation relationship.

2025 PROXY STATEMENT	89

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Certain Relationships and Related Person Transactions

Based on our size and varied business operations, we may engage in transactions with companies and other organizations in which a member of your Board, executive officer, or such person’s immediate family member also may be a board member, executive officer, or significant investor. In some of these cases, such person may have a direct or indirect material interest in the transaction with the Company. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its shareholders. Your Board has determined that it is appropriate and necessary to have a process in place to identify and provide proper review of any related person transactions.

Based on the foregoing, your Board established a written Related Person Transactions Policy (the “Policy”) that has been implemented by the Governance, Corporate Responsibility and Political Oversight Committee (the “Governance Committee”) in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company’s other conflict-of-interest policies set forth in the FirstEnergy Conflicts-of-Interest Policy and Code of Business Conduct. Related person transactions may be entered into or continued only if a majority of the disinterested members of the Governance Committee or your Board approves or ratifies the transaction in accordance with the Policy. The Chair of the Governance Committee also has the delegated authority between meetings to review and determine whether a transaction should be approved or ratified in accordance with the Policy. In making its decisions, the Governance Committee, Chair of the Governance Committee or your Board will review current and proposed transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K.

As part of the Policy, our management established review procedures for any transaction, proposed transaction or any known material amendment to a transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. In early 2025 our directors, current executive officers and certain former directors completed a questionnaire to assist your Company in identifying and assessing any potential related person transactions. Your Company facilitates the review by examining its financial records based on responses to the questionnaires. Any known related entities of the related persons are identified as such in the applicable computer system so that necessary business units are made aware of a potential related person transaction or proposed transaction involving the Company and a related entity. As applicable, management brings transactions to the attention of the Governance Committee, Chair of the Governance Committee or your Board for its review, approval or ratification.

When reviewing a transaction, the Governance Committee, led by its Chair, or your Board reviews the material facts of the related person’s relationship to the Company, and his or her interest in the transaction, as well as the aggregate value of such transaction to the Company. Since January 1, 2024, we participated in the transactions described below, in which the amount involved exceeded $120,000 and in which any Board member, Board member nominee, executive officer, beneficial owner of more than five percent of our common stock, or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Pursuant to the terms of the Policy, your Board’s Governance Committee and/or the Chair of the Governance Committee ratified and approved the transactions described below.

During 2024, State Street Corporation (“State Street”), a beneficial owner of at least 5% of the Company’s common stock, provided asset management, custodial services and trustee services relating to a trust associated with a Company employee benefit plan. State Street’s fees were approximately $475,242 from January 1, 2024, through March 17, 2025, for such services. Their fees are unrelated to their common stock ownership, resulted from arm’s-length negotiations, and are reasonable in amount and reflect market terms and conditions.

90	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Related Person Transactions involving the Blackstone Group L.P.

On November 6, 2021, the Company entered into Common Stock Purchase Agreement (the “Blackstone PSA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock at a price of $39.08 per share (the “Private Placement”). Pursuant to the Blackstone PSA, and for so long as Blackstone beneficially owns at least 75% of the shares of common stock acquired by it at the closing of the Private Placement (such period, the “Nomination Period”), Blackstone will have the right to nominate one person for election to the Board (the “Blackstone Nominee”) and the Company will: (i) upon the occurrence of a vacancy on the Board during the Nomination Period, if the Blackstone Nominee is not then serving as a member of the Board, cause the Blackstone Nominee to be appointed to the Board; and (ii) in connection with each annual meeting of the stockholders of the Company at which directors are generally elected during the Nomination Period, (A) include the Blackstone Nominee as a nominee for election to the Board; (B) include the Blackstone Nominee in the Company’s notice of annual meeting (or any supplement thereto); (C) not nominate more nominees than the number of persons to be elected to the Board at such meeting (which amount shall include the Blackstone Nominee); and (D) use reasonable best efforts to cause the election of the Blackstone Nominee so nominated by the Company (including by (x) recommending that the Company’s stockholders vote in favor of the election of the Investor Nominee and (y) otherwise support the Investor Nominee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). Pursuant to the Blackstone PSA and Blackstone’s recommendation, Ms. Heidi Boyd was appointed to the Board effective February 16, 2024, and the Board agreed to nominate Ms. Boyd for election as a director of the Company at the 2024 Annual Meeting.

The Company also entered into a Director and Officer Indemnification Agreement with Ms. Boyd.

In the event that Blackstone ceases to beneficially own at least 75% of the shares of Common Stock acquired by it at the closing of the Private Placement, if requested by the Board, Blackstone shall cause Ms. Boyd or its then nominee to immediately resign from the Board.

2025 PROXY STATEMENT	91

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Audit Committee Report

The Audit Committee of your Board is charged with assisting your full Board in fulfilling its oversight responsibility with respect to the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee acts under a written charter that is reviewed annually, revised as necessary, and is approved by your Board. The charter specifies that the Audit Committee is directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm, which was PricewaterhouseCoopers LLP during 2024. In connection with the Audit Committee’s approval of any non-audit services, the Audit Committee considers whether the independent registered public accounting firm’s performance of any non-audit services is compatible with the independent auditor’s independence.

As part of the Audit Committee’s annual auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee also participates in the selection of and ensures the regular rotation of the lead audit partner and concurring partner of the Company’s independent registered public accounting firm every five years. PricewaterhouseCoopers LLP has been the Company’s independent auditor since 2002. The Audit Committee currently believes that there are benefits to having an independent auditor with an extensive history with the Company. In connection with its auditor engagement process, the Audit Committee considers the continued independence of PricewaterhouseCoopers LLP and considers the benefits including: quality audit work and accounting advice due to PricewaterhouseCoopers LLP’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework; knowledge of the utility industry; and operational efficiencies and a resulting lower fee structure because of PricewaterhouseCoopers LLP’s history and familiarity with our business. Using a framework developed by management, the Audit Committee also assesses the appropriateness and reasonableness of PricewaterhouseCoopers LLP’s fees relative to the Company’s business needs and as compared to fees incurred by peer companies of comparable financial statement risk, size and complexity of business and related internal control environment.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. In performing its review, the Audit Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm regarding their independence from the Company as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm such firm’s independence.

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope, plans, and results of their respective audits. The Audit Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting process.

Based on the above reviews and discussions, the Audit Committee recommended to your Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Audit Committee Members: Leslie M. Turner (chair), Heidi L. Boyd, Jana T. Croom, and James F. O’Neil III.

92	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Matters Relating to the Independent Registered Public Accounting Firm

Audit Fees

The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided to the Company and its reporting subsidiaries during the years 2023 and 2024.

PricewaterhouseCoopers LLP billed the Company an aggregate of $11,453,000 in 2024 and $10,307,000 in 2023 in fees for professional services rendered for the audit of the Company’s annual financial statements and the review of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements, audit-related services and non-audit-related services as noted below.

	Fees for Audit Year 2024	Fees for Audit Year 2023

Audit Fees(1)	$11,235,000	$9,915,000

Audit Related Fees(2)	$60,000	—

Tax Fees(3)	$110,000	110,000

All Other Fees(4)	$48,000	282,000

Total	$11,453,000	10,307,000

(1) Professional services rendered for the audits of FirstEnergy’s and certain of its subsidiary annual financial statements and reviews of unaudited financial statements included in FirstEnergy’s Quarterly Reports on Form 10-Q filings made with the SEC, and for services in connection with statutory and regulatory filings or engagements, including comfort letters, agreed upon procedures and consents for financings. 2024 and 2023 audit fees also include newly required regulatory audits for certain subsidiaries and additional audit services to support the registration of certain subsidiaries with the SEC during 2024.

(2) Audit-related fees in 2024 were related to services rendered for climate-related reporting assessments.

(3) Tax fees in 2024 and 2023 were primarily related to the performance of tax services related to the FET equity interest sales.

(4) All other fees in 2024 and 2023 primarily reflect certain costs related to the SEC investigation.

The Audit Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with maintaining its independence. The Audit Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services that are prohibited by these requirements. The charter further states that any engagement of the independent registered public accounting firm to perform other audit-related or any non-audit services must have approval in advance by the Chair of the Audit Committee upon the recommendation of the Vice President, Controller and Chief Accounting Officer. Such approved engagement is then presented to the Audit Committee at its next regularly scheduled meeting. All audit and non-audit services provided by PricewaterhouseCoopers LLP in 2024 and 2023 were pre-approved.

2025 PROXY STATEMENT	93

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Transparency in Corporate Contributions and Audit of the Political Lobbying and Action Plan

2024 Political and Lobbying Action Plan Audit

The Corporate Governance, Corporate Responsibility and Political Oversight Committee engaged Steptoe LLP to conduct an audit of FirstEnergy’s 2024 Political and Lobbying Action Plan. Upon the recommendation of the Governance Committee, the Board approves the Political and Lobbying Action Plan in December prior to each year. As part of its review, Steptoe interviewed 31 FirstEnergy employees, including the CEO, Brian Tierney, and eight external consultants. Steptoe also reviewed approximately 500 documents, including the 2024 Political and Lobbying Action Plan approved by the Board of Directors, quarterly updates to the Plan, policies, procedures, financial data, PAC reports, and lobbying reports filed by FirstEnergy employees who are registered lobbyists and external consultants engaged to lobby on behalf of FirstEnergy.

Steptoe did not identify any material violations of the Plan. Based on the review, Steptoe identified a handful of areas where certain processes may warrant improvement. The Company has agreed to review each item. For example, the Company may further routinize the in-house lobbyists’ approach to tracking lobbying-related activities to minimize manual processes.

Pursuant to FirstEnergy’s obligations in Section 5(D) (“Transparency in Corporate Contributions”) of the Deferred Prosecution Agreement filed on July 22, 2021, in United States v. FirstEnergy Corp., Case No. 1:21cr00086 (SDOH), below are lists of payments made by FirstEnergy to entities incorporated under 26 U.S.C. § 501(c)(4), and to entities known by FirstEnergy to be operating for the benefit of a public official, either directly or indirectly, for time periods beginning January 1, 2024 through December 31, 2024. Upon the recommendation of the Governance Committee, the Board approves the Political and Lobbying Action Plan in December prior to each year.

Payments made between January 1, 2024 - March 31, 2024

Date Paid	Organization Name	Organization Address	Amount	Purpose

1/4/2024	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715, Cleveland, OH 44114	$15.00	Membership dues

1/9/2024-2/25/2024	National Association of Regulatory Utility Commissioners (NARUC)	101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$3,975.00	Training fee and registration fees to attend the NARUC Winter Summit

1/16/2024-3/14/2024	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,037,477.27	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

1/24/2024	I-79 Technology Park Association	1000 Technology Drive Ste 3000, Fairmont, WV 26554	$2,379.50	Building association fee for a FirstEnergy facility

94	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Payments made between April 1, 2024 - June 30, 2024

Date Paid	Organization Name	Organization Address	Amount	Purpose

4/12/2024-6/14/2024	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,030,426.74	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

4/23/2024	Lumberport Volunteer Fire Department	PO Box 33, Lumberport, WV 26386	12 hours volunteer time	Pollinator garden planting

4/26/2024-5/1/2024	National Association of Regulatory Utility Commissioners (NARUC)	101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$1,490.00	Registration fees to attend the NARUC Summer Policy Summit

5/31/2024	Point Marion Fire Department	1 Cheat St. Point Marion, PA 15474	$4,000.00	Payment for fire department training

Payments made between July 1, 2024 - September 30, 2024

Date Paid	Organization Name	Organization Address	Amount	Purpose

7/5/20204-9/27/2024	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715, Cleveland, OH 44114	$830.00	Training fees

7/15/2024	Western Electricity Coordinating Council	155 N 400 W Suite 200 Salt Lake City, UT 84103	$100.00	Training fees

7/15/2024	I-79 Technology Park Association	1000 Technology Drive Ste 3000, Fairmont, WV 26554	$2,379.50	Building association fee for a FirstEnergy facility

7/15/2024-9/16/2024	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,029,064.05	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

8/12/2024	Public Affairs Council	2121 K Street NW Suite 900, Washington, DC,20037	$13,900.00	Membership includes training and benchmarking studies to help support the employee political action committee

9/24/2024-9/26/2024	National Association of Regulatory Utility Commissioners (NARUC)	101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$1,500.00	Registration fees to attend the NARUC Annual Meeting

Payments made between October 1, 2024 - December 31, 2024

Date Paid	Organization Name	Organization Address	Amount	Purpose

10/9/2024-11/11/2024	National Association of Regulatory Utility Commissioners (NARUC)	101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$1,942.50	Registration fees to attend the NARUC Annual Meeting and 2024 Fall Rate School.

10/11/2024-12/13/2024	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,029,064.05	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

10/18/2024	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715, Cleveland, OH 44114	$130.00	Training fee

10/21/2024	Organization of PJM States Inc (OPSI)	700 Barksdale Road Suite 1, Newark, DE 19711	$600.00	Registration fee to attend 2024 OPSI Annual Meeting

2025 PROXY STATEMENT	95

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Date Paid	Organization Name	Organization Address	Amount	Purpose

10/28/2024	Disabled American Veterans	2044 Youngstown Road SE, Warren, OH 44484	$3,000.00	Donation for Homeless Veterans Project and Veterans Christmas Project

11/19/2024	New Jersey State League of Municipalities	222 West State Street, Trenton, NJ 08608	$300.00	Registration fee to attend 2024 Annual Conference

12/12/2024-12/31/2024	Public Affairs Council	2121 K Street NW Suite 900, Washington, DC,20037	$15,499.00	Annual Conference registration fee and 2025 membership fee (includes training and benchmarking studies to help support the employee political action committee)

96	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Questions and Answers about the Annual Meeting

Proxy Materials

1	Q:	Why did I receive these proxy materials?

	A:	You received these proxy materials because you were a shareholder of record or beneficial owner (as defined below) of shares of common stock of FirstEnergy Corp. as of the close of business on March 25, 2025, the record date (the “Record Date”). The Annual Meeting will be held on Wednesday, May 21, 2025. We began distributing these proxy materials to shareholders on or about April 3, 2025.
2	Q:	What is the difference between holding shares as a “shareholder of record” and holding shares in “street name” or as a “beneficial owner”?

	A:	Shareholder of Record: If your shares are registered directly in your name with our transfer agent, Equiniti Trust Co LLC (“Equiniti”), you are a shareholder of record of the shares. As the shareholder of record, you have the right to vote your shares directly or to grant a proxy to vote your shares to a representative of the Company or to another person. As a record holder you have received either a proxy card to use in voting your shares or a Notice of Internet Availability which instructs you how to vote.

Beneficial Owner: If your shares are held for you in a brokerage, bank or other institutional account, it is likely that you are the beneficial owner of shares, meaning that you hold shares in “street name.” You are also a beneficial owner if you own shares through the FirstEnergy Corp. Savings Plan (the “Savings Plan”).

As a beneficial owner of shares, you have the right to direct the registered holder to vote your shares, and you may attend the Annual Meeting (please see the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below for instructions on how to register in advance). Your bank, broker or other institution has provided a voting instruction form for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. Additionally, if you are a Savings Plan participant, because the Savings Plan’s Trustee is the only one who can vote your Savings Plan shares, you cannot vote your Savings Plan shares virtually at the Annual Meeting (although you may attend the Annual Meeting by following the instructions on how to register in advance in the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below).

3	Q:	Can I view future FirstEnergy proxy materials and annual reports on the Internet instead of receiving paper copies?

	A:	Yes. If you received paper copies of this proxy statement and the annual report and you are a shareholder of record, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting, you will be mailed a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet unless applicable regulations require delivery of printed proxy materials. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents.

If you previously elected to access your proxy materials over the Internet, you will not receive the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or paper copies of proxy materials in the mail unless required by law. Instead, you will receive a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet.

2025 PROXY STATEMENT	97

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

If you received a Notice of Internet Availability, you may not receive printed copies of proxy statements and annual reports in the future unless required by law. However, you may elect to be mailed a paper proxy card with instructions on how to access proxy statements and annual reports using the Internet for future meetings by following the instructions when voting. The Notice of Internet Availability also contains instructions on how you may request delivery of proxy materials in printed form for the Annual Meeting or on an ongoing basis, if desired.

If you are a beneficial owner, refer to the information provided by your broker, bank or other nominee for instructions on how to elect to view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies.

4	Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of receiving a full set of printed proxy materials?

A:

To reduce the environmental impact and related costs of the Annual Meeting, we are pleased to again furnish the proxy materials over the Internet. As a result, we are sending a number of our shareholders a Notice of Internet Availability instead of a printed copy of the proxy materials. All shareholders receiving the Notice of Internet Availability will have the ability to access the proxy materials and vote via the Internet and to request a printed copy of the proxy materials by mail, if desired. Instructions on how to access the proxy materials over the Internet, to vote online, and to request a printed copy may be found in the Notice of Internet Availability. The Notice of Internet Availability identifies the items to be voted on at the Annual Meeting, but shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notice of Internet Availability that is returned will not be counted as votes. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form for this Meeting or on an ongoing basis, if desired.

5	Q:	Why did we receive just one copy of the Proxy Statement and annual report when we have more than one stock account in our household?

A:

Where possible, we follow the SEC rule that permits us to send one copy each of this Proxy Statement and the annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card or opportunity to vote via the Internet, as applicable, for each stock account. If you are a registered shareholder and received only one copy each of the Proxy Statement and the annual report in your household, you can request additional copies for some or all accounts for this year or in the future, either by calling Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., c/o Equiniti Trust Co LLC, P.O. Box 2016, New York, NY 10272-2016, and we will promptly deliver the requested copies. You also may contact us in the same manner if you are receiving multiple copies of this Proxy Statement and/or the annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a bank, broker, or other institution you will need to contact such bank, broker, or other institution to revoke your election and receive multiple copies of these documents, or to request householding.

6	Q:	Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

	A:	Your Board is soliciting your vote. We have arranged for the services of Sodali & Co to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $21,000, plus reimbursement of reasonable expenses. Votes also may be solicited in a similar manner by officers and employees of the Company and members of your Board on an uncompensated basis. The Company will pay all reasonable solicitation costs and will reimburse banks, brokers or other nominees for postage and expenses incurred by them for sending proxy materials to beneficial owners.

98	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Voting Matters

7	Q:	What items of business will be voted on at the Annual Meeting and how does the Board recommend that I vote?

A:

Item	Brief Description	Board’s Recommendation
1	Elect the 10 nominees named in this Proxy Statement to the Board of Directors	✓ “FOR” each director nominee

2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025	✓ “FOR”
3	Approve, on an advisory basis, named executive officer compensation	✓ “FOR”

4	Shareholder Proposal - Report on Lobbying Activities and Policies	X “AGAINST”

8	Q:	What is a quorum and what other voting information should I be aware of?

A:

As of the Record Date, 577,126,184 shares of our common stock were outstanding. A majority of these shares represented at the Annual Meeting either virtually or by proxy constitutes a quorum. A quorum is required to conduct business at the Annual Meeting. All shares represented at the Annual Meeting are counted for the purpose of determining a quorum. You are entitled to one vote for each share of common stock you owned on the Record Date.

If a beneficial owner of shares does not provide the bank or broker holding such shares with specific voting instructions, under the rules of the NYSE, the shareholder’s bank or broker may generally vote on “routine” matters, but cannot vote on “non-routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed non-routine.

If you are a beneficial owner, we encourage you to provide instructions to your bank, broker, or other institution by executing the voting form supplied to you by that entity. Pursuant to applicable rules, if your shares are held in a broker account, you must provide your broker with voting instructions for all matters to be voted on at the Annual Meeting except on Item 2. A broker will be permitted to vote your shares on Item 2 without your instructions because Item 2 is considered a “routine” matter under applicable NYSE rules; however, your broker cannot vote your shares on any other items unless you provide instructions because such other items are deemed to be “non-routine” matters under NYSE rules. Therefore, your failure to give voting instructions means that your shares will not be voted on any “non-routine” items and, as applicable, your unvoted shares will be broker non-votes.

An item to be voted on may require a percentage of votes cast, rather than a percentage of shares outstanding, to determine passage or failure. Votes cast is defined to include both “For” and “Against” votes and excludes abstentions and broker non-votes.

If you properly sign and return your proxy card but your proxy card is not completed properly, such as by having marked more than one box for an item, your vote for that particular item will be treated as an abstention.

2025 PROXY STATEMENT	99

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

9	Q:	What is the vote required for each item to be voted on at the Annual Meeting?

A:

Item	Brief Description	Vote Approval Standard	Treatment of Abstentions and Broker Non-Votes

1	Elect the 10 nominees named in this Proxy Statement to the Board of Directors

A candidate for director will be elected only if the votes cast “For” the candidate exceed the votes cast “Against” the candidate.

As further described in “Items to be Voted On – Item 1” above, any nominee for director who receives a greater number of votes cast “Against” than votes cast “For” his or her election must promptly tender his or her resignation to the Governance, Corporate Responsibility and Political Oversight Committee following certification of the shareholder vote.

No effect.

2	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025	Requires the affirmative vote of a majority of votes cast.	Abstentions – No effect. Broker Non-votes – Not applicable.

3	Approve, on an advisory basis, named executive officer compensation	This advisory proposal requires the affirmative vote of a majority of votes cast.	No effect.

4	Report on Lobbying Activities and Policies	This precatory shareholder proposal requires the affirmative vote of a majority of votes cast.	No effect.

10	Q:	Will any other matters be voted on other than those described in this Proxy Statement?

	A:	We do not know of any business that will be considered at the Annual Meeting other than the matters described in this Proxy Statement. However, if other matters are presented properly, your executed appointment of a proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.
11	Q:	Where can I find the voting results of the Annual Meeting?

	A:	We will announce preliminary voting results at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K, which is required to be filed with the SEC within four business days after the date of the Annual Meeting and will be posted on our website at https://investors.firstenergycorp.com/ then by selecting “SEC Filings & Reports.” You may also automatically receive the Company’s SEC filings (which include alerts for the filing of Form 8-Ks by the Company with the SEC) via e-mail by visiting our website at https://investors.firstenergycorp.com/EmailNotification and selecting “Company Documents.”

100	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

How You Can Vote

12	Q:	Who is entitled to vote at the Annual Meeting?

	A:	Shareholders of record of FirstEnergy common stock as of the Record Date are entitled to receive notice of the Annual Meeting and vote their shares. If you plan to attend the Annual Meeting, please see the “Attending the Virtual Annual Meeting” section below of these “Questions and Answers about the Annual Meeting” for instructions on how to register in advance.
13	Q:	How do I vote?

	A:	As further described below, if you are voting by Internet, telephone or mail, your vote must be received by 6:00 a.m., EDT, on Wednesday, May 21, 2025, to be counted in the final tabulation, except for shares held by participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote on shares held through the FirstEnergy Corp. Savings Plan must be received by 6:00 a.m., EDT, on Tuesday, May 20, 2025, to be counted in the final tabulation. Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted.

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?

INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form (1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Do you hold shares through a bank, broker or other institution (beneficial ownership)? (2)
Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

If you received a Notice of Internet Availability and would like to vote by telephone or mail, please follow the instructions on your notice to request a paper copy of the proxy materials and proxy card.

2025 PROXY STATEMENT	101

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

If you are a participant in the FirstEnergy Corp. Savings Plan, your proxy card will include the shares of common stock held for your account in the FirstEnergy Corp. Savings Plan and any other shares registered with our transfer agent, Equiniti, as of the Record Date. Subject to the Employee Retirement Income Security Act of 1974, as amended, and pursuant to the Savings Plan provisions, the Savings Plan’s Trustee will vote all shares as directed by Savings Plan participants and shares for which the Savings Plan’s Trustee does not receive timely voting directions will be voted in the same proportion as the shares held under the Savings Plan for which the Savings Plan’s Trustee receives timely voting directions. Because the Savings Plan Trustee is the only one who can vote your FirstEnergy Corp. Savings Plan shares, you may not vote such shares at the Annual Meeting.

Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted. Also, please note that if you wish to vote virtually at the Annual Meeting, you must request a legal proxy from your bank, broker, or other nominee that holds your shares and present that legal proxy identifying you as the beneficial owner of your shares of FirstEnergy common stock and authorizing you to vote those shares at the Meeting.

14	Q:	How may I revoke my proxy?

A:

You may revoke your appointment of a proxy or change your related voting instructions one or more times by timely:

◾  Mailing a proxy card that revises your previous appointment and voting instructions;

◾  Voting by Internet or telephone after the date of your previous appointment and voting instructions;

◾  Voting virtually at the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan); or

◾  Notifying the Corporate Secretary of the Company in writing prior to the commencement of the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan).

The proxy tabulator will treat the last instructions it receives from you as final. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the proxy tabulator before changing them by telephone or Internet. Please note that unless you are voting virtually at the Annual Meeting, in order to be counted, the revocation or change must be received by the applicable dates and times, discussed above in Question 13, which also includes instructions on how to vote.

If you are a beneficial owner of shares, you must follow the directions you receive from your bank, broker, or other institution to change your vote.

Attending the Virtual Annual Meeting

15	Q:	Do I need to register in advance to attend the virtual Annual Meeting?

A:

Yes. This year’s Annual Meeting will be held in a virtual format through a live webcast at www.cesonlineservices.com/fe25_vm. In accordance with our security procedures, if you plan to attend the virtual Annual Meeting, you will need to register in advance by following the Advance Registration Instructions below.

Shareholders as of the close of business on March 25, 2025, the record date, or those that hold a valid proxy for the Annual Meeting, and pre-register are entitled to participate in and ask questions at the Annual Meeting. All shareholders wishing to attend the virtual Annual Meeting must pre-register no later than 9:00 a.m. EDT on May 21, 2025.

Advance Registration Instructions

If you are a shareholder of record, participant in the FirstEnergy Corp. Savings Plan or an employee who holds unvested restricted stock and you are voting by Internet, telephone or by mail: You may register to attend the virtual Annual Meeting by visiting the website www.cesonlineservices.com/fe25_vm. Please have your proxy card or Notice of Internet Availability containing your 11-digit control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

102	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

All other shareholders: Shareholders whose shares are held through a bank, broker or other institution as of the record date may register to attend the virtual Annual Meeting by visiting the website www.cesonlineservices.com/fe25_vm. Please have your voting instruction form, Notice of Internet Availability, or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other institution to obtain a legal proxy form that you must submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPEG, GIF or PNG file format.

Other Related Matters

We encourage you to access the virtual Annual Meeting at least 15 to 30 minutes before it begins. Online check-in will start at approximately 7:30 a.m. EDT on May 21, 2025. We ask that participants follow the meeting Rules of Conduct, which will be available on the event website.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. If you encounter technical difficulties accessing the Annual Meeting, please follow the instructions contained in the reminder email you will receive the evening before the meeting. Technical support will be available during the virtual Annual Meeting.

16	Q:	How may I ask questions at the virtual Annual Meeting?

A:

We will have a question-and-answer session during the Annual Meeting. To ask a question during the virtual Annual Meeting, you must be a shareholder and have pre-registered for the Annual Meeting as discussed above under “Attending the Virtual Annual Meeting.”

Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Substantially similar questions will be answered once to avoid repetition and to also allow time for any other questions. Such questions that cannot be answered live due to time constraints will be posted and answered at www.FirstEnergyCorp.com/annualmeeting as soon as practical after the Annual Meeting. We ask that participants to follow the meeting Rules of Conduct, which will be available on the event website.

Proposals and Business by Shareholders

17	Q:	When are shareholder proposals and nominations due for the 2024 Annual Meeting?

A:

SEC Rule 14a-8 Shareholder Proposals

Under the rules of the SEC, a shareholder who wishes to offer a proposal for inclusion in the Company’s proxy statement and proxy card for the 2025 annual meeting of shareholders must submit the proposal and any supporting statement by December 4, 2025, to the Corporate Secretary, FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320. Any proposal received after that date will not be eligible for inclusion in the proxy statement and proxy card for the 2026 annual meeting of shareholders.

2025 PROXY STATEMENT	103

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Shareholder Proposals and Nominations under the Company’s Third Amended and Restated Code of Regulations

Under our Code of Regulations, a shareholder who wishes to properly introduce an item of business before an annual meeting of shareholders must follow the applicable requirements and procedures as set forth in our Code of Regulations.

Advance Notice Procedures:

The Code of Regulations provide that we must receive the notice of intention to introduce an item of business, including nominations of director candidates for election to your Board, at an annual meeting not less than 30 nor more than 60 calendar days prior to the annual meeting. In the event public announcement of the date of the annual meeting is not made at least 70 calendar days prior to the date of the meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which the public announcement is first made. Accordingly, if a public announcement of the date of the 2025 annual meeting of shareholders is made at least 70 calendar days prior to the date of the meeting and assuming that our 2025 annual meeting of shareholders is held on May 21, 2025, we must receive any notice of intention to introduce an item of business at that meeting no earlier than March 22, 2026 and no later than April 21, 2026; otherwise, we must receive any notice of intention to introduce an item of business at that meeting no later than the close of business on the 10th calendar day following the day on which the public announcement is first made. If we do not receive notice as set forth above or if certain other requirements of applicable law are met, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Proxy Access Procedures:

In addition, we have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. These proxy access provisions in our Code of Regulations provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include director candidates in our annual meeting proxy statement must own, in the aggregate, 3% or more of the Company’s issued and outstanding Common Stock continuously for at least three years. The number of shareholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors in office as of the last day on which the applicable notice may be delivered or received or, if such amount is not a whole number, the closest whole number below 20%, and in any event, not less than two shareholder-nominated candidates. Such nomination must conform to the applicable requirements in our Code of Regulations and must be received by our Corporate Secretary at the principal offices of the Company no earlier than 150 calendar days and no later than 120 calendar days prior to the first anniversary of the date that the Company released its proxy for the previous year’s annual meeting. Accordingly, for the 2026 annual meeting of shareholders, such notice must be received at our principal officers no earlier than November 4, 2025, and no later than December 4, 2025, assuming the 2026 annual meeting of shareholders is not advanced more than 30 calendar days and not delayed by more than 60 calendar days of the date of the anniversary of the 2025 annual meeting of shareholders.

Please refer to our Code of Regulations for the complete requirements and procedures, which is available on the SEC website and upon written request to the Corporate Secretary, FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320.

SEC Rule 14a-19 Universal Proxy Procedures

In addition to satisfying the requirements under our Code of Regulations, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for election at the 2026 annual meeting of shareholders other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Corporate Secretary, FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320, no later than 60 calendar days prior to the anniversary date of the 2025 annual meeting of shareholders (for the 2026 annual meeting of shareholders, no later than March 22, 2026), assuming the 2026 annual meeting of shareholders is not changed by more than 30 calendar days of the date of the anniversary of the 2025 annual meeting of shareholders.

104	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Executive & Director Compensation	Other Important Matters / Q&A

Obtaining Additional Information

18	Q:	Where can I find additional information?

	A:	If you received a paper copy of this Proxy Statement, you can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2024, that is included with the mailing of this Proxy Statement. If you did not receive a paper copy of this Proxy Statement, you can view the annual report and other information by visiting www.FirstEnergyCorp.com/AnnualMeeting.

A copy of our latest Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 341 White Pond Dr., Akron, Ohio 44320. You also can view the Form 10-K by visiting the Company’s website at www.firstenergycorp.com under the tab “Investors,” then by selecting “SEC Filings & Reports.” Information contained on any of the Company or third-party websites referenced above or later in this Proxy Statement is not deemed to be part of this Proxy Statement.

2025 PROXY STATEMENT	105

341 White Pond Dr.

Akron, Ohio 44320

Mary M. Swann

Corporate Secretary and

Associate General Counsel

April 3, 2025

Dear Shareholder:

You are cordially invited to attend the virtual 2025 FirstEnergy Corp. Annual Meeting of Shareholders on Wednesday, May 21, 2025, at 8:00 a.m. EDT. If you plan to attend this virtual meeting, you must register in advance. For information on how to register, see “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” of the proxy statement.

As you may recall, you previously consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet instead of receiving paper copies. The annual report, proxy statement and all other proxy material related to the 2025 FirstEnergy Corp. Annual Meeting of Shareholders may be accessed and viewed at www.FirstEnergyCorp.com/AnnualMeeting.

The Notice of Annual Meeting of Shareholders is printed on the back of this letter. The notice and proxy statement contain important information about proxy voting and the business to be conducted at the Annual Meeting. We encourage you to read it carefully before voting. Your Board of Directors recommends that you vote “FOR” the election of all of the nominees in Item 1; “FOR” Items 2 and 3; and “AGAINST” Item 4.

Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the Internet or telephone voting options. Instructions regarding Internet and telephone voting are provided on the enclosed proxy card and are available at www.FirstEnergyCorp.com/AnnualMeeting. Please note that since you already have consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet, it is not necessary when voting your shares to provide consent again.

If you wish to receive a paper copy of the annual report and proxy statement with your proxy card in the future, or if you would like a paper copy of this year’s materials, please call Shareholder Services at (800) 736-3402, or call Corporate Election Services at (800) 516-1564 or access the website www.SendMaterial.com and follow the instructions provided, or send an email to papercopy@SendMaterial.com with your 11-digit control number in the email’s subject line.

This Notice and the Proxy Statement are being mailed or made available to shareholders on or about April 3, 2025.

Your vote and support are important to us. Thank you in advance for voting promptly.

Sincerely,

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the Company’s Annual Report to Shareholders for the year ended December 31, 2024 (the “2024 Annual Report”), and the Proxy Statement and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Wednesday, May 21, 2025 8:00 a.m. EDT RECORD DATE March 25, 2025

LOCATION

The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe25_vm. Online access will begin at 7:30 a.m. EDT on May 21, 2025. There will be no physical location for in-person attendance at the Annual Meeting.

Shareholders must register in advance to attend, ask questions or vote at the virtual Annual Meeting. Registration instructions are available in the Questions and Answers section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Only shareholders of record as of the close of business on March 25, 2025, or their proxy holders, may vote at the Annual Meeting.

AGENDA

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and Proxy Statement are being mailed or made available to shareholders on or about April 3, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 21, 2025. The Proxy Statement and the 2024 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

c/o Corporate Election Services P.O. Box 1150 Pittsburgh, PA 15230

ELECTRONIC ACCESS OF FUTURE PROXY MATERIALS

To assist us in reducing the cost of mailing proxy materials, you can consent to access all future proxy statements, annual reports and other related materials via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials). To consent, please follow the instructions provided when you vote by Internet or telephone. Or, if voting by mail, check the box at the bottom of this proxy card/voting instruction form and return it in the envelope provided.

Your vote must be received by 6:00 a.m., EDT, on Wednesday, May 21, 2025, to be counted in the final tabulation, except for participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote must be received by 6:00 a.m., EDT, on Tuesday, May 20, 2025, to be counted in the final tabulation.

Your vote is important! Even if you plan to attend our virtual annual meeting, please cast your vote as soon as possible by:

Internet Access the Internet site and cast your vote: www.cesvote.com	OR	QR Code Scan with a mobile device	OR	Telephone Call Toll-Free: 1-888-693-8683	OR	Mail Return your proxy card/voting instruction form in the postage-paid envelope provided

If you vote by Internet or telephone, please do not return your proxy card/voting instruction form.

 Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing.

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Items 2 and 3, and AGAINST Item 4.

Your Board of Directors recommends a vote FOR all the nominees listed in Item 1.

1. Election of Directors:		FOR	AGAINST	ABSTAIN

(1)	Heidi L. Boyd	❑	❑	❑

(2)	Jana T. Croom	❑	❑	❑

(3)	Steven J. Demetriou	❑	❑	❑

(4)	Lisa Winston Hicks	❑	❑	❑

(5)	Paul Kaleta	❑	❑	❑

(6)	James F. O’Neil III	❑	❑	❑

(7)	John W. Somerhalder II	❑	❑	❑

(8)	Brian X. Tierney	❑	❑	❑

(9)	Leslie M. Turner	❑	❑	❑

(10)	Melvin D. Williams	❑	❑	❑

Your Board of Directors recommends a vote FOR Items 2 and 3.

2. Ratify the Appointment of the Independent Registered Public Accounting Firm for 2025

❑ FOR	❑ AGAINST	❑ ABSTAIN

3. Approve, on an Advisory Basis, Named Executive Officer Compensation

❑ FOR	❑ AGAINST	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Item 4.

4. Report on Lobbying Activity and Policies

❑ FOR	❑ AGAINST	❑ ABSTAIN

Signature	Date

Signature (Joint Tenant)	Date

Sign above as name(s) appear on this proxy card/voting instruction form.

If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing

❑

Check this box if you consent to accessing, in the future, the annual report, proxy statement and any other related material via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials).

FirstEnergy Corp.

Notice of Annual Meeting of Shareholders

Wednesday, May 21, 2025, at 8:00 a.m. EDT

www.cesonlineservices.com/fe25_vm

The Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting physically in person. If you plan to attend the virtual Annual Meeting, you must register at www.cesonlineservices.com/fe25_vm no later than 9:00 a.m. EDT on May 20, 2025.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, please ensure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card/voting instruction form in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 21, 2025. FirstEnergy Corp.’s proxy statement and 2024 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

 Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing.

Proxy Card/Voting Instruction Form

This proxy card/voting instruction form is solicited by the Board of Directors for the Annual Meeting of Shareholders on May 21, 2025

The undersigned appoints Mary M. Swann and Darnella T. Robertson as proxies with the power to appoint their substitutes; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders to be held on May 21, 2025, at 8:00 a.m., EDT, or at any adjournment or postponement thereof; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

If applicable, as a participant and “named fiduciary” in the FirstEnergy Corp. Savings Plan, this form also serves as voting instructions to Fidelity Management Trust Company, as Trustee for shares held in the Plan. The Trustee will vote all shares as instructed by Plan participants, and the shares for which the Trustee does not receive timely voting instructions will be voted by the Trustee in the same proportion as the shares held under the Plan for which the Trustee receives voting instructions.

Please date, sign and mail promptly if you are not voting by telephone or Internet.